                                                                   EXHIBIT 10.59

                        MASTER ROYALTY AND USE AGREEMENT
                                  by and among
                       CLEARWIRE SPECTRUM HOLDINGS II LLC
                                       and
                CHICAGO INSTRUCTIONAL TECHNOLOGY FOUNDATION, INC.
           DENVER AREA EDUCATIONAL TELECOMMUNICATIONS CONSORTIUM, INC.
                INSTRUCTIONAL TELECOMMUNICATIONS FOUNDATION, INC.
          PORTLAND REGIONAL EDUCATIONAL TELECOMMUNICATIONS CORPORATION
               TWIN CITIES SCHOOLS' TELECOMMUNICATIONS GROUP, INC.
        NORTH AMERICAN CATHOLIC EDUCATIONAL PROGRAMMING FOUNDATION, INC.
                                     and the

                    OTHER LICENSEES EXECUTING THIS AGREEMENT

                                       and

                              CLEARWIRE CORPORATION

                            Dated as of July 31, 2006

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I. RELATIONSHIP SUMMARY .........................................     2
   Section 1.01.  Overview ..............................................     2
   Section 1.02.  Overview of Mechanics and Structure of Agreements .....     3
   Section 1.03.  Scope and Nature of Clearwire Group ...................     5
   Section 1.04.  Scope and Nature of Licenses ..........................     6
   Section 1.05.  Cross Defaults ........................................     7

ARTICLE II. ECONOMIC ROYALTIES ..........................................     8
   Section 2.01.  Aggregate EBS Spectrum Capacity Economic Royalties ....     8
   Section 2.02.  Strategic Opportunity Spectrum Capacity (SOSC) ........     9

ARTICLE III. ACCESS RIGHT ROYALTIES .....................................    10
   Section 3.01.  Access Right Royalties ................................    10
   Section 3.02.  Cost-Free Educational Accounts ........................    10
   Section 3.03.  Educational Reservation Basic Cost-Free Education
                  Accounts ..............................................    11
   Section 3.04.  Additional Cost-Free Educational Accounts .............    11
   Section 3.05.  Licensee MVNO .........................................    12
   Section 3.06.  Access to Educational End User Devices ................    13
   Section 3.07.  Sharing of Features and Service Sets ..................    13
   Section 3.08.  Preferred Content Provider ............................    13
   Section 3.09.  [***]..................................................    14
   Section 3.10.  Strategic Opportunity Spectrum Capacity Right .........    14

ARTICLE IV. CLOSING MECHANICS; ESCROW ...................................    17
   Section 4.01.  Deliveries at Execution of this Agreement .............    17
   Section 4.02.  Escrow Deposit and Ministerial Condition Failure ......    17
   Section 4.03.  EBS Spectrum Capacity IUA Closing(s) ..................    18
   Section 4.04.  Closing Site/Mechanics ................................    20
   Section 4.05.  Subsequent Closings for Strategic Opportunity Spectrum
                  Capacity ..............................................    20
   Section 4.06.  Further Assurances ....................................    20

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF LICENSEES ..................    20
   Section 5.01.  Organization and Good Standing ........................    21
   Section 5.02.  Authorization of Agreement ............................    21
   Section 5.03.  No Conflict ...........................................    21
   Section 5.04.  Litigation ............................................    22
   Section 5.05.  Compliance with Laws; Permits .........................    22
   Section 5.06.  Offering Exemption; Securities Representations ........    22
   Section 5.07.  Brokers ...............................................    23
   Section 5.08.  Knowledge .............................................    23

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF CLEARWIRE .................    23

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   Section 6.01.  Organization and Good Standing ........................    24
   Section 6.02.  Authorization of Agreement ............................    24
   Section 6.03.  Capitalization ........................................    24
   Section 6.04.  Subsidiaries ..........................................    25
   Section 6.05.  No Conflict ...........................................    26
   Section 6.06.  Litigation ............................................    26
   Section 6.07.  Compliance with Laws; Permits .........................    26
   Section 6.08.  Brokers ...............................................    27

ARTICLE VII. COVENANTS ..................................................    27
   Section 7.01.  Consents and Approvals ................................    27
   Section 7.02.  Notice of Breach ......................................    27
   Section 7.03.  Escrow and Parent Shares ..............................    27
   Section 7.04.  Maintenance of FCC Qualifications .....................    27
   Section 7.05.  Assignment of FCC Licenses ............................    28
   Section 7.06.  Other FCC Requirements ................................    28
   Section 7.07.  Legends ...............................................    28
   Section 7.08.  Fees and Taxes ........................................    29
   Section 7.09.  Best Efforts for Duration of Relationship .............    29
   Section 7.10.  Information Covenants and Maintenance of Guarantee ....    29
   Section 7.11.  Build-Out .............................................    29

ARTICLE VIII. INFORMATION SHARING OBLIGATIONS AND CONSULTATION
              REGARDING ACCESS RIGHT ROYALTIES AND CERTAIN
              OTHER COVENANTS ...........................................    30
   Section 8.01.  Overview of Consultation/Information Exchange
                  Requirements ..........................................    30
   Section 8.02.  Capacity Disclosure ...................................    31
   Section 8.03.  System Information ....................................    32
   Section 8.04.  Preferred Content Provider Information ................    32
   Section 8.05.  Limited Reciprocity Information .......................    32
   Section 8.06   Consultation Processes ................................    33
   Section 8.07.  Information Access Rights Related to Clearwire
                  Parent ................................................    34
   Section 8.08.  Information Audit Rights ..............................    35

ARTICLE IX. INDEMNIFICATION .............................................    35
   Section 9.01.  Indemnification .......................................    35
   Section 9.02.  Determination of Damages ..............................    36
   Section 9.03.  Limitations on Indemnification for Breaches of
                  Representations and Warranties ........................    36
   Section 9.04.  Indemnification Procedures ............................    37

ARTICLE X. TERMINATION ..................................................    38
   Section 10.01. Expiration; Termination ...............................    38
   Section 10.02. Defaults ..............................................    38

ARTICLE XI. GENERAL PROVISIONS ..........................................    38

   Section 11.01. Payment of Sales, Use or Similar Taxes ................    38
   Section 11.02. Survival of Representations and Warranties ............    39
   Section 11.03. Expenses ..............................................    39
   Section 11.04. Entire Agreement; Amendments and Waivers ..............    39
   Section 11.05. Governing Law .........................................    39
   Section 11.06. Table of Contents and Headings ........................    40
   Section 11.07. Notices ...............................................    40
   Section 11.08. Publicity .............................................    40
   Section 11.09. Severability ..........................................    41
   Section 11.10. Binding Effect; Assignment ............................    41
   Section ll.1l. Remedies ..............................................    41
   Section 11.12. Dispute Resolution Procedure ..........................    41
   Section 11.13. Counterparts ..........................................    44
   Section 11.14. Confidentiality .......................................    44
   Section 11.15. Non-Disclosure of Shared Information ..................    45

                                LIST OF EXHIBITS

I.      Definitions and Interpretation

II.-A   Form of IUA

II.-B   Form of MRUA-2 IUA

II.-C   Form of SOSC IUA

III.    Form of Escrow Agreement

IV. Joinder to the Amended and Restated Stockholders Agreement dated March 16, 2004

V.      Joinder to the Registration Rights Agreement dated March 16, 2004

VI.     Form of Clearwire Certificate

VII.    Form of Licensee Certificate

                                LIST OF SCHEDULES

A. Schedule of all Licenses, Licensees' data, applicable Geographic Markets and GSAs, existing use agreements and Unencumbered Spectrum Capacity and Encumbered Spectrum Rights

B.   Licensee(s) Schedule

C.   Clearwire Schedule

                        MASTER ROYALTY AND USE AGREEMENT

     MASTER ROYALTY AND USE AGREEMENT ("Agreement"), dated as of July 31, 2006 (the "Effective Date") by and among Chicago Instructional Technology Foundation, Inc. ("CITF"); Denver Area Educational Telecommunications Consortium, Inc. ("DAETC"); Instructional Telecommunications Foundation, Inc. ("ITF"); Portland Regional Educational Telecommunications Corporation ("PRETC"); Twin Cities Schools' Telecommunications Group, Inc. ("TCSTG") (collectively sometimes referred to as the "ITF Cluster"): North American Catholic Educational Programming Foundation, Inc. ("NACEPF"), and such additional Licensees as are identified on Schedule A that execute this Agreement by joinder within 120 days of the Effective Date (collectively with the ITF Cluster, the "Licensees" and individually, with each member of the ITF Cluster, a "Licensee"). Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Clearwire"), and Clearwire Corporation, a Delaware corporation ("Clearwire Parent"). (Each of the foregoing referred to as a "Party" and all of the foregoing referred to collectively as the "Parties" and all Licensees with EBS Spectrum on Schedule A once under an IUA are referred to collectively as the "EBS Spectrum Group.") Certain defined terms used in this Agreement, and rules of interpretation applicable to this Agreement, are contained in Exhibit I hereto.

                                    RECITALS:

     WHEREAS, the Licensees have been granted certain licenses (as they may be modified and renewed, the "FCC Licenses") by the Federal Communications Commission (the "FCC") authorizing them to engineer and operate specified Educational Broadband Service ("EBS") channels (including any associated J- and K-Group channels, the "Channels") in the Geographic Markets and covering an area having the population determined on the basis of 2000 census data, and providing the number of megahertz of total capacity (measured post-transition, excluding J and K block spectrum) times this population ("MHzPops"), all as identified on Schedule A;

     WHEREAS, subject to the Communications Act of 1934, as amended (the "Communications Act"), and FCC rules, regulations and policies (the "FCC Rules"), an EBS station's excess capacity may be used for commercial purposes (the "Commercial Spectrum Capacity");

     WHEREAS, Licensees desire to make available to Clearwire, and Clearwire desires to have access to, the Commercial Spectrum Capacity for the Available Channels identified on Schedule A (the "Unencumbered Spectrum Capacity") and, as the circumstances permit, when and if the Channels identified on Schedule A that are not presently Available (the [***]) become Available, all in accordance with the terms of this Agreement; WHEREAS, NACEPF is also a party to that certain Master Royalty and Use Agreement of even date herewith (the "MRUA-2 Agreement") with respect to certain NACEPF Encumbered

[* * * Confidential Treatment Requested]

Spectrum Capacity as identified on Schedule A thereto (the "MRUA-2 Sch A") and under both agreements NACEPF receives consideration under this Agreement to facilitate the transmission of instructional, educational and religious programming to schools, hospitals, public organizations and to facilitate instructional broadband spectrum development for its educational instruction and religious network;

     WHEREAS, the bundle of value comprised of the EBS Economic Royalties and the Access Right Royalties (collectively referred to as the "Total Consideration"), for which the ITF Cluster is not required to perform any services to Clearwire (other than the grants of rights and support of regulatory compliance as provided in this Agreement), is central to the ITF Cluster's efforts to advance the objectives and goals of their individual non-profit missions to serve educational and non-profit communities and is central for NACEPF's efforts to advance the transmission of its educational and religious programming and to develop an instructional and religious broadband spectrum network, in each case utilizing the Clearwire National Platform, including the ability to use Clearwire as a single source access vendor under the IUAs, and the IUAs and this Agreement would not have been executed but for all of the elements of the Total Consideration;

     WHEREAS, Clearwire desires to have access to the Commercial Spectrum Capacity to the extent permitted by FCC Rules and the terms of this Agreement, for the operation of its business, and the Parties recognize that the success of Clearwire's business plan depends on its access to the Commercial Spectrum Capacity (among other factors), and the Licensees desire Clearwire to have full access rights to the Commercial Spectrum Capacity permitted under FCC Rules and the terms of this Agreement, to enhance Clearwire's business for the benefit of those Licensees that are shareholders of Clearwire Parent; and

     WHEREAS, the Parties desire and intend to have a long-term mutually beneficial relationship during the Term, the broad parameters and guiding principles of which are as set out in Article I of this Agreement and which are an integral part of the consideration hereunder.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements set forth in this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto, intending legally to be bound, agree as follows:

                                   ARTICLE I.

                              RELATIONSHIP SUMMARY

     Section 1.01. Overview.

          (a) This Agreement, the Individual Use Agreements entered into thereunder, and the Collateral Documents entered into by the Parties in connection herewith, describe the arrangement through which Clearwire and its Affiliates will obtain access to the Commercial Spectrum Capacity authorized by the FCC Licenses identified on Schedule A hereto

(collectively, when under IUA hereunder, together with the Commercial Spectrum Capacity from MRUA-2 Sch A, that becomes under IUA under the MRUA-2 Agreement, the "EBS Spectrum Capacity") and certain Strategic Opportunity Spectrum Capacity to be delivered to Clearwire under the terms of this Agreement.

          (b) In addition to the Economic Royalties detailed in ARTICLE II, central to each Licensee's grant of access to the Commercial Spectrum Capacity to Clearwire under an IUA is Clearwire's agreement and covenant to provide the Access Right Royalties and other benefits as detailed in ARTICLE III and as provided for in each IUA, which consists of, among other items (i) access to the Educational Reservation Basic Cost-Free Customer Accounts (Section 3.03); (ii) access to the Additional Cost-Free Customer Accounts (Section 3.04); and (iii) the Limited Reciprocity rights (Section 3.09), the Preferred Content Provider rights (Section 3.08), and the Strategic Opportunity Spectrum Capacity rights (Section 3.10), together with technology, facilities, equipment and other functionality from Clearwire and its Affiliates all as more specifically set forth in Section 3.06 and Section 3.07 and elsewhere in this Agreement and in the IUAs related thereto. This Agreement and the IUAs would not have been executed but for the Total Consideration.

          (c) The Parties acknowledge that there will be many changes in the course of the Term of this Agreement and during the terms of the IUAs, in technology, capabilities, and regulatory environment among other areas, and the Parties have agreed to act in a cooperative manner to preserve the intentions of the relationships reflected in this Agreement and the IUAs to their mutual advantage and to use their commercially reasonable best efforts to maintain that mutual advantage.

     Section 1.02. Overview of Mechanics and Structure of Agreements

          (a) Individual Use Agreements for Commercial Spectrum Capacity. In exchange for access to the Unencumbered Spectrum Capacity made available to Clearwire pursuant to Individual Use Agreements executed and delivered in the form attached as Exhibit II hereto (individually, an "IUA") in accordance with the applicable closing procedure set forth in ARTICLE IV, Clearwire will provide at the times and in the manner set forth in each IUA and hereunder, the Economic Royalties set forth in ARTICLE II, consisting of a Upfront Royalty Deposit, and, following the Commencement Date, the balance of the Upfront Royalty, an Equity Royalty and the Monthly Royalties, together with the commitment to provide the bundle of rights and services set forth in ARTICLE III (identified collectively as the "Access Right Royalties") and to undertake the governance obligations of
ARTICLE VIII.

               (i) Commencement Date. The "Commencement Date" means the "Commencement Date" under the applicable IUA entered into pursuant to this Agreement or the MRUA-2 Agreement.

          (b) Encumbered Spectrum Capacity. Each Licensee will comply with all material provisions of its agreements with third parties applicable to the [***] subject to such Licensee's rights incident to a default of the other party thereto or incident to a

[* * * Confidential Treatment Requested] force majeure event. When and if such [***] becomes Available, Licensee and Clearwire shall enter into an IUA hereunder with respect to such EBS Spectrum Capacity in accordance with the applicable procedures for a Subsequent Closing under ARTICLE IV. The term "Available" with respect to previously [***] means that (A) the Commercial Spectrum Capacity on the Channels in the Market Area subject to the IUA is not encumbered by any Lien, including, but not limited to, any purchase option, right of first refusal, or other contractual obligation of Licensee (each a "Third Party Agreement") (excluding interference consents, interference agreements or similar agreements pertaining to the technical operation of the Channels granted or entered into prior to the Effective Date of the IUA) and (B) the Licensee is able to make all of the representations and warranties contained in the IUA and to perform the applicable covenants in the IUA.

               (i) PRETC [***]. With respect to PRETC, the Parties acknowledge that PRETC has agreed to negotiate in good faith for the renewal of its current excess capacity agreement for the C channel group in Portland, Oregon with the Person identified on Schedule A, which agreement expires on August 2, 2006 ("Portland Agreement"). If PRETC fails to renew the Portland Agreement prior to September 1, 2006, PRETC will on September 1, 2006, notify Clearwire in writing of such fact. In the event of non-renewal, after such date either PRETC or Clearwire shall have the right, upon written notice to the other Party, to require the other Party to enter into an IUA in the form attached as Exhibit II-B hereto as provided in this Section 1.02(b) following such notice. If neither Party informs the other of its desire to enter into an IUA within 180 days after such notice, either Party may terminate the provisions of this
Section 1.02(b)(i) if the other Party again fails to provide notice of its desire to enter into an IUA within ten (10) days after an additional notice from the Party desiring to terminate this Section 1.02(b)(i).

               (ii) DAETC [***] With respect to DAETC, the Parties acknowledge that DAETC has agreed to negotiate in good faith for the renewal of its current excess capacity agreement for two of the four D group channels at [***] with the person identified on Schedule A (the "[***]"), which agreement expires on August 1, 2007. DAETC and Clearwire will enter into an IUA for the remaining two D group channels in the form attached as Exhibit II-B hereto. If DAETC fails to renew the [***] Agreement prior to September 1, 2007, DAETC will on September 1, 2007, notify Clearwire in writing of such fact. In the event of non-renewal, after such date either DAETC or Clearwire shall have the right, upon written notice to the other Party, to cause the DAETC IUA to be amended in accordance with its terms to include the remaining two D-group channels licensed to DAETC in [***], and to adjust the compensation paid to DAETC upward in proportion to the increased MHzPops represented by the two added channels as shown on Schedule
A. If neither Party informs the other of its desire to include those channels within the DAETC IUA within 180 days after such notice, either Party may terminate the provisions of this Section 1.02(b)(ii) if the other Party again fails to provide notice of its desire to enter into an IUA within ten days after an additional notice from the Party desiring to terminate this Section 1.02(b)(ii).

          (c) [***]. In the event that a Claim is brought or threatened against the ITF Cluster or NACEPF by [***] claiming

[*** Confidential Treatment Requested]
one or more rights to the Commercial Spectrum Capacity specified on Schedule A by virtue of the Licensee entering into this Agreement or an IUA hereunder in alleged breach of a contractual right of first refusal ("ROFR") commitment or negotiation commitment of such Licensee, Clearwire shall indemnify and defend Licensee for, and hold the Licensee harmless from, any such Claim in accordance with ARTICLE IX of this Agreement.

     Section 1.03. Scope and Nature of Clearwire Group.

          (a) Service Affiliates. As of the Effective Date, Clearwire and the companies identified on Schedule 6.04 are all of the Affiliates under the control of Clearwire Parent. Clearwire covenants and agrees to cause the entity providing each of the Access Right Royalties and the other services provided for in ARTICLE III to the Licensees (each a "Service Affiliate") to assume the obligations of Clearwire hereunder and to be jointly and severally liable therefore for the purpose of providing a direct contractual relationship between the Licensees and the Service Affiliates so identified on Schedule 6.04 and between the Licensees and each other entity that over time becomes a Service Affiliate. The Service Affiliate and the Licensee shall execute such additional agreements as may be required to effectuate the provision of the applicable Access Right Royalty or other service, consistent with the terms hereof and the applicable IUA (any such agreement, a "Collateral Document"). Nothing in this
Section 1.03(a) shall be construed to limit the primary obligation of Clearwire to provide the Access Right Royalties.

          (b) Spectrum Holding Company Commitment. Except as provided below in this Section 1.03(b), during the term of this Agreement, each of Clearwire Parent and Clearwire covenant and agree not to segregate the EBS Spectrum Capacity IUAs in an entity except in an entity that holds at least 50% of the spectrum of Clearwire Parent and its Affiliates, exclusive of the EBS Spectrum Capacity IUAs represented by Schedule A. The restriction in this Section 1.03(b) shall not apply, however, while the Parent Guarantee or a LOC Substitution is in effect.

          (c) Clearwire Parent Guarantees.

               (i) Payment Guarantee. Except during the time an LOC Substitution shall be in place and effective under Section 1.03(c)(i)(1), Clearwire Parent hereby absolutely and unconditionally guarantees all of the payment obligations of any Clearwire Affiliate, including Clearwire, under this Agreement, each IUA entered into pursuant to this Agreement, each Required IUA, and any Collateral Documents for the period from the Effective Date through December 31, 2016 (the "Parent Guarantee"). This is a guarantee of payment and not of collection only. The Parent Guarantee is irrevocable and unconditional, and shall be binding upon the assignees of Clearwire Parent, and shall inure to the benefit of the applicable Licensee and its successors and assigns. No failure or delay by a Licensee in exercising any of its rights or powers hereunder shall operate as a waiver thereof. The rights, remedies and benefits under this Section 1.03(c)(i) are cumulative and not exclusive of any other rights, remedies or benefits a Licensee may have against Clearwire Parent, Clearwire or Clearwire Affiliate under this Agreement or any EBS Spectrum IUA or Required IUA. Clearwire Parent hereby waives presentment, protest, demand or notice of any kind, other than notices required under this Agreement, and all other suretyship defenses, and agrees that no extension or other indulgence granted to Clearwire, and no discharge or release of Clearwire or any other party liable with respect to the guaranteed obligations, shall discharge or affect the liability of Clearwire Parent. Notwithstanding the foregoing, prior to making any demand for payment under the Parent Guarantee, the applicable Licensee must make demand for payment by Clearwire and allow for the expiration of all applicable cure periods. The Parent Guarantee shall not apply to any payment obligations due with respect to a SOSC IUA or the Strategic Opportunity Spectrum Capacity. The Parent Guarantee shall automatically extend to the payment obligations pertaining to each EBS Spectrum IUA and each Required IUA. A "Required IUA" is an IUA (other than a SOSC IUA) that is properly tendered by a Licensee and is required to be entered into by Clearwire but that has not been so executed in breach of this Agreement, however no breach shall be deemed to have occurred during the pendency of a bona fide dispute for which the Dispute Resolution Procedure is in process and where Clearwire has sought not to be required to execute the IUA as its remedy. A Required IUA shall be treated as if it had been entered into and a commencement date had occurred with respect thereto on the last date such execution was required.

                    (1) Terms Applicable to the Guarantee. Payments pursuant to the Parent Guarantee shall be made within thirty (30) days of the date of demand for payment on the Parent Guarantee and shall bear interest at the Default Interest Rate from the original due date to the date of payment and shall extend to all amounts due from the Affiliate, including without limitation, the 2% charge for late payment under the IUAs. Accrued but unpaid interest shall be payable monthly.

                    (2) Terms Applicable to the Letter of Credit. At Clearwire Parent's option it may at any time substitute a Qualifying Letter of Credit for its obligation to provide the Parent Guarantee; provided that, the Chief Financial Officer of Clearwire Parent shall have certified to Licensees that the substitution for the Parent Guarantee is required in connection with a modification of Clearwire Parent's loan covenants or a change in lenders or will otherwise reduce Clearwire Parent's cost of, or increase its access to, funds (the "LOC Substitution").

                    (3) Qualifying Letter of Credit. A "Qualifying Letter of Credit" shall be in form and substance reasonably satisfactory to the Licensees and: (A) shall be an unconditional stand-by letter of credit issued by a bank organized under the laws of the United States or a State thereof, having capital, surplus and undivided profits of not less than $25,000,000,000, that is a member of the Federal Deposit Insurance Corporation and that has an issuer rating from Moody's Investors Service of A2 or better (a "Qualifying Bank"), (B) shall be in an amount equal to the net present value of the remaining EBS Economic Royalties for the balance of the period to December 31, 2016, discounted at 10% annually and recalculated on an annual basis on January 1st of each year in such period, and (C) shall be in form and substance reasonably acceptable to Licensee.

     Section 1.04. Scope and Nature of Licenses. Each of the Licensees is an independent non-profit organization, each possessing its own separate governing board, assets and liabilities. The obligations of each of the Licensees hereunder shall be several and not joint for all purposes and no Licensee shall be responsible for any act or omission of any other Licensee.

     Section 1.05. Cross Defaults.

          (a) Upon and at any time after the occurrence of a Cross Default, any Licensee shall have the right to withdraw from this Agreement and the MRUA-2 Agreement and/or any of the IUAs executed by such Licensee hereunder, upon submission of a notice of withdrawal to Clearwire identifying which agreements are to be terminated; provided that, if the Licensee is in receipt of a written notice of Cross Default from Clearwire, the Licensee's notice of withdrawal with respect to the Cross Default identified in such notice must be submitted to Clearwire by the Licensee within ninety (90) days after the receipt of such notice of Cross Default. Licensee's actual knowledge of the Cross Default shall not limit the time permitted for its issuance of a notice of withdrawal. Upon submission of a notice of withdrawal by a Licensee, the Term of the agreements identified therein shall cease with respect to such Licensee and all of the provisions of this Agreement applicable to a termination at the end of the Term shall apply with respect to each IUA identified in the notice and, if applicable, this Agreement as well. Clearwire will not be liable in damages to any Licensee under this Agreement or an IUA as a result of a Cross Default, except to the extent of such Licensee's actual damage under the IUA that is subject to the Cross Default as a result of Clearwire's direct breach of such IUA. A Cross Default shall not, in and of itself, be deemed to be a breach of an IUA.

          (b) Definitions and Interpretive Rules Related to Cross Defaults.

               (i) A "Cross Default" occurs if a Payment Default or a Material Failure has occurred and is not cured within [***] after written notice to Clearwire (A) with respect to EBS Spectrum Capacity IUAs of Licensees in any three Geographic Markets at the same time or (B) with respect to EBS Spectrum Capacity IUAs of Licensees in any two Geographic Markets at the same time, as long as those Geographic Markets represent at least [***] percent of total EBS Spectrum Capacity MHzPops determined in accordance with clause (v) below.

               (ii) "Geographic Market" means the larger of (A) the area covered by the GSA of an EBS system that is listed on Schedule A or covered by an SOSC IUA as amended from time to time, without regard to any subsequent swap affecting such EBS system after the Effective Date, or (B) the area described in
Section 1.05(b)(ii)(A) combined with the area(s) covered by the substantially overlapping GSA(s) of EBS and/or BRS systems which Clearwire or its Affiliates have the right to use in that same market.

               (iii) "Material Failure" means an act or failure to act that materially threatens cancellation or material impairment of a FCC License.

               (iv) Clearwire's failure to meet the Build-out Condition specified in Section 7.11 is not considered a Default or a Material Failure.

               (v) For purposes of determining the existence of a Cross Default, all of the EBS Spectrum Capacity IUAs entered into pursuant to this Agreement and the MRUA-2 Agreement shall be aggregated and considered together.


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               (vi) A Payment Default or Material Failure (A) under an IUA that has been terminated by its terms prior to the [***] cure period specified in (i) above, or (B) under any SOSC IUA, shall not be taken into consideration for purposes of determining if a Cross Default has occurred.

                                   ARTICLE II.

                               ECONOMIC ROYALTIES

     Section 2.01. Aggregate EBS Spectrum Capacity Economic Royalties.

          (a) EBS Spectrum Capacity IUAs. Clearwire shall cause to be paid to the Licensees the Economic Royalties specified on Schedule A commencing upon execution of the corresponding EBS Spectrum Capacity IUAs at the times specified therein. In the case of NACEPF and the ITF Cluster the Economic Royalties are comprised of an Upfront Royalty, an Equity Royalty and Monthly Royalties and, in the case of the remaining Licensees, the Economic Royalties are comprised of an Upfront Royalty and Monthly Royalties (collectively, the "EBS Economic Royalties"). For the EBS Spectrum Group, the EBS Economic Royalties are in addition to the Access Right Royalties specified in ARTICLE III. The EBS Economic Royalties payable to the Licensees as reflected on Schedule A are generally in proportion to their respective MHzPops, except as otherwise provided on Schedule A.

          (b) Equity Royalty - Escrow and Adjustments.

               (i) Parent Shares/Price Per Share. The Equity Royalty payable in respect of an EBS Spectrum Capacity IUA shall be the number of Parent Shares set forth on Schedule A, based on a price per share of [***], and subject to adjustment as provided in Section 2.01(b)(iii) below.

               (ii) Escrow of Parent Shares. Within five (5) business days after the Effective Date, Certificates representing the Parent Shares specified on Schedule A for each EBS Spectrum Capacity IUA that could be executed hereunder shall be dated the Effective Date, properly signed and issued, and such shares shall be registered on the Effective Date in Clearwire Parent's stock ledger, in the name of the corresponding Licensee (or its permitted designee approved by Clearwire Parent), and such certificates together with stock powers executed in blank by the Licensee, shall be deposited with the Escrow Agent as provided in
ARTICLE IV and the Escrow Agreement attached as Exhibit III hereto (the "Escrow Agreement"), to be released to the Licensee on the Commencement Date of the corresponding EBS Spectrum Capacity IUA (the "Escrow") or returned to Clearwire Parent as provided in this Agreement or the applicable IUA.

               (iii) Capital Changes. Distributions and Rights. The Parent Shares issuable in respect of the Equity Royalty shall be adjusted for any Capital Changes and for any

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cash dividends and distributions made in respect of the Parent Shares from the date hereof, and while they are held in Escrow from the Effective Date through the date of payment to the Licensee and paid with the Parent Shares as the Equity Royalty on the Commencement Date under the applicable EBS Spectrum Capacity IUA. While the Parent Shares are in Escrow, the Escrow Agent shall afford the applicable Licensees the opportunity to take all actions with respect to such Parent Shares as if the Licensee owned the shares, including (except as provided below) the exercise of preemptive rights, if any (subject to, and as provided in, the Amended and Restated Stockholders Agreement dated as of March 16, 2004); provided that, the Escrow Agent shall not be required to advance funds for the Licensee and the Licensee shall not be entitled to vote such Parent Shares. Licensees shall not have any preemptive rights with respect to any investment by Intel Corporation or Motorola, Inc. or their respective Affiliates made pursuant to a binding agreement entered into prior to the Effective Date (an "Excluded Investment"), or any investment by third parties resulting from the exercise of the preemptive rights of third parties arising from an Excluded Investment. "Capital Changes" include any recapitalization, reclassification, split-up or consolidation of Parent Shares or stock dividend, merger or consolidation of Clearwire Parent or sale by Clearwire Parent of all or a portion of its assets, coupled with a distribution to shareholders.

               (iv) Release of Escrowed Parent Shares. The Parent Shares allocable to an EBS Spectrum Capacity IUA that is terminated under Section 11(f) of the IUA or that is otherwise terminated prior to a Commencement Date under the provisions of the EBS Spectrum Capacity IUA shall be released from Escrow and returned to Clearwire Parent with the blank stock powers upon the effective date of such termination.

     Section 2.02. Strategic Opportunity Spectrum Capacity (SOSC).

          (a) SOSC Economic Royalties. Upon execution of each Strategic Opportunity Spectrum Capacity IUA (a "SOSC IUA") pursuant to a Tender as provided in Section 3.10, Clearwire shall cause to be paid the SOSC Economic Royalties required under Section 3.10(e) and the applicable SOSC IUA. The allocation of SOSC Economic Royalties shall be as provided in Section 3.10(e).

          (b) SOSC Equity Royalties. No part of the SOSC Economic Royalties shall be paid in Parent Shares unless the parties to the particular SOSC IUA so agree. If any amount is to be paid in Parent Shares, that portion of the SOSC Economic Royalty so allocated shall be divided by the Price Per Share. For this purpose, "Price Per Share" means the greater of (i) the value per share of Parent Stock as determined by the board of directors of Clearwire Parent from time to time, as in effect on the relevant closing date; or (ii) the price per share of Parent Shares in the then most recently completed funding round of Clearwire in excess of Fifty Million Dollars ($50,000,000), or, if such funding round did not include common stock but did include preferred stock or other convertible securities, the price per share of common stock, based on converting such preferred stock or other convertible securities to common stock pursuant to the applicable conversion rights, provided, however that (x) if the Parent Shares are publicly traded on a national securities exchange or listed in a national automated interdealer quotation system, the Price Per Share will be the average reported closing trading price of the Parent Shares for the twenty trading days immediately prior to the Commencement Date of the related IUA, and (y) any valuation pursuant to clause (b)(ii) above shall be based only upon a transaction that has occurred within 180 days prior to the date of such valuation, and if there has been no such transaction such valuation shall be made in accordance with clause (b)(i) above of clause (x) of this proviso.

                                  ARTICLE III.

                             ACCESS RIGHT ROYALTIES

     Section 3.01. Access Right Royalties. Clearwire shall provide the Access Right Royalties described in this ARTICLE III from and after the Commencement Date of an IUA hereunder. The related provisions of ARTICLE VIII shall govern the information rights of the Licensees with respect hereto.

     Section 3.02. Cost-Free Educational Accounts.

          (a) Included in the Access Right Royalties provided to Licensees, Licensees shall be entitled to Cost-Free Educational Accounts as provided in this Section 3.02, Section 3.03, and Section 3.04.

          (b) "Cost-Free Educational Account" means a wireless broadband connection that Clearwire provides to a Licensee without charge or expense to such Licensee. Cost-Free Educational Accounts shall have the same capacity and characteristics as the highest level of premium mass market retail service provided on Clearwire's network in a given Market Area. Multiple individuals that are associated with an Educational End User at the time may share the same Cost-Free Educational Account through Wi-Fi hotspots, local area networks, and other means. To the extent not inconsistent with the terms of this Agreement and the applicable IUA, the Cost-Free Educational Accounts shall be subject to the terms of Clearwire's then generally applicable Acceptable Use Policy. The Cost-Free Educational Accounts shall be fully portable anywhere within the Clearwire National Platform to the extent that Clearwire offers such portability to any customer.

          (c) Definitions Related to Cost-Free Educational Accounts. As used in this ARTICLE III and elsewhere in this Agreement, the following terms have the indicated meanings:

     "Cell Site" means a tower, building or other outdoor structure equipped with one or more antennas to serve the surrounding area.

     "Clearwire National Platform" means the sum of all Market Areas and all other areas within the United States where Clearwire and its Affiliates provide comparable services.

     "Market Area" means the network coverage footprint of the network of Clearwire Parent and its Affiliates which includes all or part of the GSA(s) of the Channels in the Geographic

Market, based on its build-out engineered for services from time to time once it has commenced commercial operation.

     "Educational End Users" or "EEU" shall be only non-profit entities, educational entities and/or Social Welfare Agencies that use the services for their own purposes, provided that Licensees shall not provide such services pursuant to a request-for-proposals (RFP) or other substantially similar commercially competitive opportunities, and Licensees shall not provide such services to any entity if such entity already has an existing business relationship with Clearwire. For this purpose, "Social Welfare Agencies" includes only (1) those governmental and quasi-governmental agencies and departments that provide as their primary service public welfare assistance services (such as low-income housing, food stamps, or domestic violence services) to the public or (2) correctional institutions that use the service in connection with a written agreement with the Licensee for specific programming content produced or procured by Licensee or with whom Licensee has had a prior written relationship; provided that such programming content is delivered to such correctional institutions without charge or other fees. Social Welfare Agencies shall specifically exclude treasury and revenue services departments, law enforcement agencies, legislatures, the office of the mayor and the military.

     "Sector" means a directional antenna located at a cell site that serves a portion of a Cell Site area.

     Section 3.03. Educational Reservation Basic Cost-Free Education Accounts.

          (a) In respect of Licensees' educational reservation covering the five percent (5%) educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "Educational Reservation"), Licensees shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensees desire for their operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter applying the Dispute Resolution Procedure.

          (b) Initially, Clearwire shall provide Licensees [***] Cost-Free Educational Account per Cell Site per Market Area (each a "Basic Cost-Free Education Account"). The number of Cost-Free Educational Accounts shall be adjusted upward every [***] proportionate to the growth of the overall data capacity of Clearwire's network in the Market Area where the EBS system is located. The growth (if any) in the overall data capacity shall be determined as set forth in Section 8.02(c) hereof.

     Section 3.04. Additional Cost-Free Educational Accounts. In addition to, and not in lieu of, the Cost-Free Educational Accounts provided to Licensee by Clearwire pursuant to the Educational Reservation as set forth in Section 3.03, Clearwire shall provide Licensees with

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additional Cost-Free Educational Accounts in the number computed in accordance with this Section 3.04 (the "Additional Cost-Free Educational Accounts").

          (a) Number and Periodic Adjustment. Each Licensee will have access to additional spectrum capacity on Clearwire's network in Licensee's Market Area in the form of Cost-Free Educational Accounts for use on the Clearwire National Platform equal to the greater of (X) [***] Cost-Free Educational Accounts per Sector in the Market Area where Licensee holds an FCC License to operate an EBS system and (Y) the quantity of Cost-Free Educational Accounts determined by applying the Formula Quantity. The number of Additional Cost Free Educational Accounts that Clearwire is obligated to provide to Licensee shall be recalculated and revised [***].

               (i) The "Formula Quantity" as of any date, is equal to the product obtained by multiplying: (a) the Local Channel Ratio by (b) [***], by
(c) the number of subscribers served by Clearwire in the Market Area as of the end of the previous calendar year. In the event that this product is a fraction, it shall be rounded up or down to the nearest whole number, where the "Local Channel Ratio" is the fraction obtained by dividing the number of EBS channels provided to Clearwire by Licensee under IUA in a given Market Area as of the date of the calculation by the total number of EBS and BRS channels with substantially overlapping GSAs then used to provide service in such Market Area licensed to or under a use agreement with Clearwire (including those of Licensee) as of that date.

               (ii) Educational End Users. Cost-Free Educational Accounts shall be exclusively for Educational End Users and not for resale, assignment or transfer by a Licensee outside of its Educational End User environment or to persons who cease to be officially associated with such Educational End User. (By way of example, a university may resell the service to its students, faculty, administrators and staff, while such persons are involved with the university, but shall cease to provide the service if a member of the faculty terminates employment or a student graduates and ceases to be involved in university matters.)

          (b) Time of Delivery. The Additional Cost-Free Educational Accounts shall be provided by Clearwire to Licensee pursuant to this Section 3.04(b) upon the commercial launch of Clearwire's broadband wireless service in any Market Area where a Licensee has an EBS Spectrum Capacity IUA in place with Clearwire, or the applicable Commencement Date thereof if later.

     Section 3.05. Licensee MVNO.

          (a) In addition to the right to Cost-Free Educational Accounts, Licensees shall have the right to resell the Clearwire service in the form of MVNO Educational Accounts to additional Educational End Users in each Market Area for use on the Clearwire National Platform. An "MVNO Educational Account" shall have the identical characteristics as a Cost-Free Educational Account under Section 3.02(b), except that there shall be a charge to Licensee as determined pursuant to this Section 3.05. Clearwire shall sell to Licensees such services, at a cost equal to [***] provided by Clearwire to an arms-length third party in

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such Market Area or other comparable market pursuant to any applicable agreement. However, the number of MVNO Educational Accounts is limited in each Market Area to [***] the number of Cost-Free Educational Accounts for that Market Area.

          (b) Mechanics. The resale of Clearwire's services pursuant to this
Section 3.05 shall be accomplished pursuant to a standard Clearwire wholesale agreement form drafted in a manner consistent with the terms of this Agreement and the applicable IUA, which will be provided to any Licensee requesting the right to resell an MVNO Educational Account to an Educational End User. Such arrangement shall be executed not later than thirty (30) days after the availability of such services.

     Section 3.06. Access to Educational End User Devices. Clearwire shall also make any end-user equipment used in the Clearwire National Platform available for purchase by Licensees at [***] above Clearwire's cost to acquire such end-user equipment. Equipment provided to Licensees pursuant to this section shall be used solely by Educational End Users and not for resale.

     Section 3.07. Sharing of Features and Service Sets. Licensees shall have access to, and full use of, system capabilities, services and feature sets that are generally provided to Clearwire's retail customers or wholesalers to mass market customers. Licensees shall have access to reasonably necessary support made available to Clearwire's commercial customers generally, and that is reasonably necessary for the Licensees to offer services to their Educational End Users as contemplated by their agreement. The Licensees shall have access to new capabilities, features and service sets within six months of the time that Clearwire makes them available to customers generally, but not earlier than the Commencement Date with respect to any particular IUA.

     Section 3.08. Preferred Content Provider.

          (a) Scope. In the event that Clearwire provides third party content to customers over its network in any Market Area where Licensee is a party to an EBS Spectrum Capacity IUA, Licensee shall be a "Preferred Content Provider" over such network in that Market Area. As a Preferred Content Provider, Licensee shall have the same degree of access to, and use of, any system capability, service or feature set that is provided to premium third party content providers.

          (b) Service Sets and Features. [***] Licensee elects to utilize them. Licensee agrees that the programming that Licensee supplies to customers through Clearwire's network will be educational in nature. Licensee agrees not to resell Clearwire's network access, features and/or service sets to third parties, except in accordance with Sections 3.04(a)(ii) and 3.05.

          (c) Capacity Constraints. Clearwire reserves the right to restrict the use of the capabilities and services made available to the Licensee as a Preferred Content Provider under

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this Section 3.08 if such use is no longer commercially and technically feasible due to limitations in network capabilities. Clearwire shall comply with the provisions of ARTICLE VIII to ensure timely access to information about capacity usage and permit Licensee a reasonable opportunity to secure alternative access.

     Section 3.09. [***]

     Section 3.10. Strategic Opportunity Spectrum Capacity Right.

          (a) Scope. Licensees shall be permitted to Tender Strategic Opportunity Spectrum Capacity ("Strategic Opportunity Spectrum Capacity" or "SOSC") for Quality Spectrum to Clearwire under Section 3.10(b) and (c). "Quality Spectrum" is defined for purposes of this Section 3.10 as Commercial Spectrum Capacity that is: [***] [***] The maximum number of MHzPops deliverable under both this Agreement and the MRUA-2 Agreement shall be equal to the greater of [***] MHzPops (based on 2000 census data) or [***] times the total number of MHzPops delivered on EBS Spectrum Capacity IUAs executed under Schedule A and MRUA-2 Sch A.

          (b) General Strategic Opportunity Spectrum Capacity Right

               (i) Clearwire Spectrum Designation List. Clearwire Spectrum Staff will produce a list from time to time of spectrum acquisition target parameters (the "A-List"), updated not less frequently than every 180 days. Clearwire shall provide the A-List to Licensee Representatives within ten business days of the execution of this Agreement, and thereafter not later than five business days following the effective date of a change or revision to the A-List information, including any implicit revision as a result of an action taken to approve a spectrum

[*** Confidential Treatment Requested]
transaction that is outside the terms of a then-current A-List. For a period of up to 120 days after any modification of the A-List, Clearwire shall be required to enter into Strategic Opportunity Spectrum IUAs in the form attached as
Exhibit II- C ("SOSC IUAs") for Quality Spectrum Tendered within the A-List parameters, subject to a Clearwire Parent board approval process, if required.

               (ii) Uniform Application of A-List Parameters. The A-List parameters shall apply to all Clearwire spectrum purchase and use agreements within the applicable period from all sources. If the A-List parameters are altered for any reason, including without limitation as evidenced by a Clearwire spectrum acquisition from a third party, the A-List parameters will be deemed changed automatically and Clearwire shall be required to redefine and promptly issue a new set of A-List parameters reflecting the characteristics of such spectrum. Clearwire may exclude from the A-List parameters the effect of acquisitions of spectrum capacity in smaller markets not within the A-List parameters in connection with a larger transaction where the smaller market acquisition is deemed necessary or advisable by Clearwire for a strategic purpose in connection with the larger transaction.

               (iii) Clearwire Board Approval Process. If Clearwire Parent board approval is required for a Tendered SOSC IUA, the following procedure shall apply: (a) Clearwire management will (based on this Agreement) recommend approval to the Clearwire Parent board, (b) Clearwire Parent board action will be taken at the next meeting of the Clearwire Parent board, but not later than thirty days from the date of the Tender, (c) Clearwire management will promptly advise Licensees of the result and (d) if the Clearwire Parent board does not approve the transaction, it shall provide a written explanation of the reason why such rejection was commercially reasonable under the circumstances. Clearwire Parent and Clearwire covenant and agree that they will not permit Licensee Tenders to be treated less favorably or in a manner different from any other spectrum acquisitions as evidenced by the results of Clearwire's spectrum acquisitions over the term of the SOSC right. Upon Licensee's request following any Clearwire board action declining a Tender, Clearwire shall provide information supporting the reason for the declined Tender, including relevant information from all spectrum transactions in the period commencing 60 days before such action and for 90 days thereafter, with such detail as reasonably requested by the Licensees on the terms thereof.

          (c) Mandatory Strategic Opportunity Spectrum Capacity Right. Notwithstanding the General Strategic Opportunity Spectrum Capacity Right provisions of Section 3.10(b). Licensees may Tender, and Clearwire shall enter into, a SOSC IUA for Quality Spectrum identified by a Licensee that qualifies as a Mandatory SOSC IUA. A "Mandatory SOSC IUA" is one Tendered where the following financial thresholds have not been exceeded (a) up front payments collectively for all Mandatory SOSC IUAs including the Tendered SOSC IUA shall not exceed [***] and (b) the total net present value expense collectively for all Mandatory SOSC IUAs, including the Tendered SOSC IUA, shall not exceed [***] (assuming a 30-year term and 10% discount rate) (the "Mandatory Thresholds"). There is no limit on the quantity of Mandatory SOSC IUAs, as long as they collectively do not exceed either of the Mandatory Thresholds. Clearwire must execute a Mandatory SOSC IUA within ten days of the

[*** Confidential Treatment Requested]

Licensees' Tender of the Mandatory SOSC IUA, unless the Parties agree to a later date in writing.

          (d) Tender Process. Clearwire will designate a senior member of its spectrum acquisition management (a "Senior Spectrum Manager") to meet in person or telephonically with the Licensee Representatives or their designee at a mutually agreeable time in the first week of each month after the Effective Date of this Agreement to consult on matters related to the SOSC provisions of
Section 3.10 (the "SOSC Committee"). As frequently as necessary, but in all events not less frequently than once per month, the Senior Spectrum Manager and the Licensee Representatives (or their designated representatives) shall confer concerning objectives in progress with respect to SOSC opportunities. The Licensee Representatives will present a list of EBS systems then subject to contract with a Licensee or targeted by the Licensee for acquisition that meets the Quality Spectrum definition (each such proposal, a "Tender").

          Unless subject to Clearwire Parent board approval, Clearwire shall enter in a SOSC IUA in respect of Tendered spectrum capacity (A) within 60 days of the date of the Tender or (B) if the Tendered spectrum capacity represents channels that are the subject of a binding agreement executed within 90 days from the date of the Tender, upon the Closing thereof.

          (e) Strategic Opportunity Spectrum Capacity IUA Terms. SOSC IUA Terms would be on the same terms as the then current IUA under this Agreement, modified as follows:

               (i) The total Economic Royalty will be [***] per MHzPop using 2000 census data, determined on a net present value basis using a ten percent discount rate and a 30 year term.

               (ii) For spectrum that is made available pursuant to Section 3.10(b), up front payments will be [***] of the total Economic Royalty unless the parties negotiate a different allocation at the time.

               (iii) Parent Shares may be substituted for a portion of royalties by agreement of the parties to the SOSC IUA.

               (iv) The SOSC IUA will be in the form attached as Exhibit II-C hereto, which reflects the EBS Spectrum Capacity IUA, except with less restrictive IUA terms with respect to assignment and sublicensing, and the absence of an accelerated build-out obligation, the absence of a Parent Guarantee, and the absence of cross-default provisions.

          (f) Clearwire EBS and BRS Transactions. Subject to Sections 3.10(b)(iii) and (d), Clearwire shall inform Licensee Representatives within ten
(10) business days of its entering into binding agreements for the acquisition of rights to spectrum in the EBS and BRS bands. Information disclosed pursuant to this Section will be limited to the public information available through the FCC public notice process. Clearwire's obligations set forth in this Section are in addition to, and not in lieu of, the requirements of Section 3.10(b)(iii).

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                                   ARTICLE IV.

                            CLOSING MECHANICS; ESCROW

     Section 4.01. Deliveries at Execution of this Agreement. On the Effective Date of this Agreement, Clearwire and each of the Licensees shall take the following actions required of it by subsections (a) through (c) hereof.

          (a) Licensees. Each Licensee shall deliver or cause to be delivered to Clearwire each of the following, duly executed by an authorized representative of such Licensee: (i) the Escrow Agreement dated on or before the Effective Date in the case of Licensees in the ITF Cluster and NACEPF; (ii) one EBS Spectrum Capacity IUA completed in accordance with this Agreement and the instructions in the form of IUA with respect to the Unencumbered Spectrum authorized under each FCC License held by such Licensee and identified on Schedule A; (iii) the certificate(s) of such Licensee described in Section 4.01(c); and (iv) evidence of the delivery to the Escrow Agent of the stock powers executed in blank by such Licensee as required under this Agreement and the joinders attached to this Agreement as Exhibits IV and V. Each Licensee shall have specified on Schedule
4.01 attached hereto its respective wire accounts (each a "Wire Account"), which Wire Account shall be included in the applicable IUA. Absent notice of different instructions, all cash payments to be made as provided on Schedule A, and as otherwise reflected in the applicable IUA or this Agreement to be paid to a Licensee, shall be to such Wire Account in immediately available funds.

          (b) Clearwire. Clearwire shall deliver or cause to be delivered to each of the Licensees each of the following, duly executed by an authorized representative of Clearwire: (i) the Escrow Agreement dated on or before the Effective Date in the case of Licensees in the ITF Cluster and NACEPF; (ii) one EBS Spectrum Capacity IUA completed in accordance with this Agreement and the instructions in the form of IUA with respect to the Unencumbered Spectrum authorized under each FCC License identified on Schedule A to the applicable Licensee; (iii) its certificate described in of Section 4.01 (c); (iv) the Upfront Royalty Deposit provided for in the applicable EBS Spectrum Capacity IUA as reflected on Schedule A; (v) the payment of any balance of the Applicable Fee Payments (per Section 11.03) not previously paid; and (vi) evidence of delivery of the Parent Shares specified on Schedule A to the Escrow Agent.

          (c) Officers Certificates. In connection with the execution of this Agreement, each Party shall deliver to each other Party, in each case certified as of the Effective Date of this Agreement by an authorized officer of the delivering Party, (A) a copy of the resolutions of the board of directors of the delivering Party authorizing the execution, delivery and performance of this Agreement and (B) a certificate of incumbency, with signatures of the officers of such Party authorized to execute and deliver this Agreement.

     Section 4.02. Escrow Deposit and Ministerial Condition Failure.

          (a) Each of Clearwire Parent and Clearwire and each of the ITF Cluster Licensees and NACEPF shall deliver to the Escrow Agent within five (5) days of the Effective Date of this Agreement, (i) the Escrow Agreement dated as of the Effective Date and duly executed by an authorized representative of such Party,
(ii) in the case of Clearwire Parent and Clearwire properly executed certificates dated the Effective Date and representing the full amount of the Parent Shares reflected in the Equity Royalties on Schedule A, which shall be issued and outstanding, registered in the names of the applicable Licensees and deposited into the Escrow, all as provided in Section 2.01, and (iii) in the case of each Licensee, stock powers executed by it in blank. Each of Clearwire, NACEPF and the ITF Cluster shall cause the Escrow Agent to execute the Escrow Agreement and to take the actions provided for therein to be taken by the Escrow Agent, and to deliver to each of the Parties a receipt evidencing the foregoing.

          (b) Termination for Ministerial Condition Failure. As permitted by this Section 4.02(a) and Section 2.0l(b)(ii), the Parent Shares may be deposited with the Escrow Agent up to five days following the Effective Date. In the event that the deposit of such Parent Shares is not made within such time period, for any reason whatsoever, this Agreement shall terminate as shall each of the IUAs executed hereunder, and the Parties shall have no further obligations of any kind or nature whatsoever hereunder or thereunder.

     Section 4.03. EBS Spectrum Capacity IUA Closing(s).

          (a) Initial Closing. Subject to the terms and conditions set forth in this Agreement, the closing of the transactions provided in this Agreement, including with respect to those EBS Spectrum Capacity IUAs that are executed on the date hereof (each an "Initial Closing"), shall take place on the Effective Date of this Agreement (the "Initial Closing Date").

          (b) Subsequent Closings. Subject to the terms and conditions set forth in this Agreement, the closing of the transactions provided in this Agreement shall take place when the Commercial Spectrum Capacity becomes Available at which time an EBS Spectrum Capacity IUA shall be executed (each a "Subsequent Closing"), which date shall be the Effective Date for that IUA (the "Subsequent Closing Date").

          (c) Closing Conditions.

               (i) Conditions to Each Party's Obligations at a Closing. The respective obligations of each Party to effect execution and closing of an EBS Spectrum Capacity IUA at the Initial Closing or at any Subsequent Closing shall be subject to the satisfaction on or prior to the applicable Closing Date of the following conditions with respect to that EBS Spectrum Capacity IUA.

                    (1) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court or other Government Agency of competent jurisdiction preventing the consummation of the transactions contemplated in the applicable IUA or under this Agreement as it relates to such IUA; provided, however, that prior to invoking this condition, each Party hereto shall use all commercially reasonable efforts to have any such injunction or other order vacated.

                    (2) No Cross Default Condition. The Licensee shall not have exercised its right to terminate this Agreement and the IUA as a result of a Cross Default and the issuance of a withdrawal notice under Section 1.05(a) with respect to that IUA.

                    (3) Availability. The Commercial Spectrum Capacity of the applicable IUA is Available as defined in Section 1.02(b).

               (ii) Conditions to the Obligations of Clearwire. The obligations of Clearwire to effect any Closing of an EBS Spectrum Capacity IUA hereunder shall be subject to the satisfaction at or prior to the applicable Closing Date of such IUA of each of the following conditions, any of which may be waived, solely in writing, and exclusively by Clearwire:

                    (1) Representations and Warranties. The representations and warranties of the Licensee contained in of the IUA shall be true and correct in all material respects as of the Effective Date of such IUA.

                    (2) Officer Certificates. Clearwire shall have received copies, in each case certified as of the applicable Closing Date by an authorized officer of each Licensee, of (i) the resolutions of the board of directors of the Licensee, authorizing the execution, delivery and performance of the IUA, (ii) the signature and incumbency of the officers of the Licensee authorized to execute and deliver the IUA, and (iii) certifying that the representations and warranties of the Party to be made under the IUA are true and correct.

                    (3) Joinders; Substantial Compliance with Master Agreement. The Licensee shall have delivered to Clearwire Parent executed joinders in the form attached to this Agreement as Exhibits IV and V. The Licensee shall be in compliance with all of the material terms of this Agreement as it relates to such Licensee.

               (iii) Conditions to Obligations of Licensee. The obligations of a Licensee to effect any Closing of an EBS Spectrum Capacity IUA hereunder shall be subject to the satisfaction at or prior to the applicable Closing Date of such IUA of each of the following conditions, any of which may be waived, solely in writing, and exclusively by such Licensee:

                    (1) Representations and Warranties. The representations and warranties of Clearwire contained in the IUA shall be true and correct in all material respects as of the Effective Date of such IUA.

                    (2) Officer Certificates. Licensee shall have received copies, in each case certified as of the applicable Closing Date by an authorized officer of Clearwire, of (i) the resolutions of the board of directors of Clearwire and each Clearwire Affiliate that is a Party hereto, authorizing the execution, delivery and performance of the IUA, (ii) the signature and incumbency of the officers of Clearwire authorized to execute and deliver the IUA, and (iii) certifying that the representations and warranties of the Party to be made under the IUA are true and correct.

                    (3) Substantial Compliance with Master Agreement. Clearwire, Clearwire Parent and the other Affiliates that are or become Parties hereto, shall be in compliance with all of the material terms of this Agreement as it relates to such Licensee.

                    (4) Escrow. The Escrow shall contain all of the Parent Shares applicable to the EBS Spectrum Capacity IUA being entered into and such Parent Shares shall have been issued and be outstanding and registered in the name of Licensee and the Escrow shall contain any and all additional amounts as may be required to reflect any distributions and adjustments due to Capital Changes as provided therein.

                    (5) No Clearwire Material Adverse Effect. During the period from the Effective Date of this Agreement to the Effective Date of the applicable EBS Spectrum Capacity IUA, there shall not have occurred any event that has had or is reasonably likely to have a Clearwire Material Adverse Effect.

     Section 4.04. Closing Site/Mechanics. Each of the Closings will occur by electronic delivery procedure agreed by the Parties, provided that the first Initial Closing shall take place at the offices of Day, Berry & Howard LLP, 875 Third Avenue, New York, New York 10022.

     Section 4.05. Subsequent Closings for Strategic Opportunity Spectrum Capacity.

          (a) SOSC IUA. At any time when Strategic Opportunity Spectrum is tendered as provided in Section 3.10, Licensee shall deliver to Clearwire a SOSC IUA at the time provided for therein for execution.

     At each Subsequent Closing, the applicable licensee and Clearwire shall deliver an SOSC IUA with respect to such SOSC, duly executed by an authorized representative of each.

     Section 4.06. Further Assurances. Upon the terms and subject to the conditions of this Agreement, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the Closing of each IUA and compliance with the obligations therein and herein in respect of each such IUA.

                                   ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES OF LICENSEES

     Except as set forth on a referenced "Schedule" to this ARTICLE V, each of the Licensees for itself, severally and not jointly or in addition to any other Licensee, hereby represents and warrants to Clearwire and Clearwire Parent that:

     Section 5.01. Organization and Good Standing. It is a nonprofit corporation duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Except as disclosed in Schedule 5.01. it is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property or FCC Licenses and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a Licensee Material Adverse Effect.

     Section 5.02. Authorization of Agreement. It has all requisite corporate power and authority (i) to enter into, deliver and carry out the transactions contemplated by this Agreement (the "Contemplated Transactions") and each other agreement, document, or instrument or certificate contemplated by this Agreement to be delivered on the date thereof, (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of the Contemplated Transactions on the date hereof (collectively the "Licensee Documents"), and (iii) to consummate the Contemplated Transactions taking place on the date hereof. This Agreement has been and the Licensee Documents when delivered will be duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes and the Licensee Documents will constitute when delivered the legal, valid and binding obligations of Licensee, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 5.03. No Conflict. This representation is made to the best knowledge of each Licensee with respect to agreements pursuant to which, by their explicit terms, the time periods for ROFR rights and which agreements themselves have expired. Except as set forth on Schedule 5.03:

          (a) Neither the execution and delivery by Licensee of this Agreement or the Licensee Documents, nor compliance by Licensee with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the Governing Documents of Licensee, (ii) conflict with, violate, result in the breach of, constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any Party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Licensee is a party or by which Licensee or any of its properties or assets is bound or (iii) violate any statute, rule, regulation, order or decree of any Government Agency or authority by which Licensee is bound, except in the cases of clauses (ii) and (iii) for such violations, breaches or defaults as would not, individually or in the aggregate, have a Licensee(s) Material Adverse Effect.

          (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Government Agency is required on the part of Licensee in connection with the execution and delivery of this Agreement or the Licensee Documents or the compliance by Licensee with any of the provisions hereof or thereof, except as contemplated herein or therein.

     Section 5.04. Litigation. Except as set forth on Schedule 5.04 of the disclosure schedule attached hereto by one or more of the Licensees (the "Licensee(s) Schedule") and other than Proceedings of general applicability and those related to market transitions ("FCC Proceedings"), there is no Proceeding now in progress or pending or, to the knowledge of Licensee, threatened against Licensee or the assets (including the intellectual property rights) or the business of Licensee, nor to the knowledge of Licensee, does there exist any basis therefore, except for immaterial claims brought against Licensee in the ordinary course of business.

     Section 5.05. Compliance with Laws; Permits. Excepting the markets listed on Schedule 5.05 of the Licensee(s) Schedule, and only to the best knowledge of the Licensee, assuming compliance in all material respects with the Communications Act and FCC Rules by other parties to a Third Party Agreement where and during the time access to the Commercial Spectrum Capacity has been governed by such Third Party Agreement, in respect of all licenses, including those otherwise subject to Third Party Agreements, and assuming that the Third Party Agreement complies in all material respects with the Communications Act and FCC Rules. Licensee (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Licensee(s) Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Licensee(s) Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Licensee, threatened to revoke or limit any such Permit.

     Section 5.06. Offering Exemption; Securities Representations. NACEPF and each of the ITF Cluster Licensees hereby represent and warrant the following:

          (a) Schedule 5.06 sets forth the Licensees that are and those that are not "accredited investors" as this term is defined in Rule 501(a) of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

          (b) Excepting that portion of the Equity Royalty to be delivered to a designee of Licensee approved in writing by Clearwire Parent, each Licensee is acquiring the Equity Royalty for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Each Licensee understands that the Equity Royalty has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (c) Each Licensee is knowledgeable and experienced in the telecommunications industry and is capable of evaluating the risks and merits of the Contemplated Transactions, including the acquisition of the Parent Shares, and making an informed decision with respect thereto. Each Licensee acknowledges receipt of Clearwire Parent's Private Placement Memorandum and Supplement thereto (the "Private Placement Memorandum"). Licensee, its officers, and directors have had sufficient opportunity to ask questions of and receive answers from Clearwire Parent concerning the business of Clearwire Parent, its operations, assets and liabilities. Licensee and its representatives have had an opportunity to review all documents and records concerning Clearwire Parent and its business that such Licensee has requested. Each Licensee has conducted its own independent assessment, analysis and investigation with respect to Clearwire Parent and its business at the time of entering into this Agreement and has agreed to enter into this Agreement based solely on this assessment, analysis and investigation, and the representations and warranties of Clearwire set forth in ARTICLE VI hereof.

          (d) Each Licensee is aware that Clearwire Parent is a speculative enterprise, that certain of the information disclosed to Licensee contains forward looking statements which involve risks and uncertainties, and that Clearwire Parent's actual results may differ significantly from the results discussed in these forward looking statements. Each Licensee further acknowledges that the value of Clearwire Parent's assets is inherently uncertain and is dependent upon market, technological, and regulatory developments concerning feasible and allowable uses. Each Licensee represents and warrants to Clearwire Parent that it has assessed these factors independently and has agreed to enter into this Agreement without reliance upon or expectation of any representations, warranties, or disclosures of any kind from Clearwire, except as specifically set forth in ARTICLE VI hereof.

     Section 5.07. Brokers. Neither Licensee nor any of its directors, officers, employees, or representatives has employed any broker or finder in connection with the Contemplated Transactions. NACEPF and ITF Cluster Licensees are solely responsible for all fees payable to D.F. Hadley & Co., Inc.

     Section 5.08. Knowledge. Any representation, warranty, covenant, obligation, or part thereof that states that it is made to the best knowledge of Licensee is made to its best knowledge after commercially reasonable investigation and includes all facts which it knew or should have known as a result of such investigation, including the best knowledge of Licensee's executive officers and legal counsel after commercially reasonable investigation.

                                   ARTICLE VI.

                   REPRESENTATIONS AND WARRANTIES OF CLEARWIRE

     Except as set forth on a referenced "Schedule" to this ARTICLE VI, Clearwire hereby represents and warrants to Licensees that:

     Section 6.01. Organization and Good Standing. Clearwire Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Clearwire is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. Each has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Clearwire is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a Clearwire Material Adverse Effect.

     Section 6.02. Authorization of Agreement. Each of Clearwire Parent and Clearwire has all requisite corporate power and authority (i) to enter into, deliver and carry out the Contemplated Transactions, each IUA and each other agreement, document, or instrument or certificate contemplated by this Agreement, (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of the Contemplated Transactions (collectively the "Clearwire Documents"), and (iii) to consummate the Contemplated Transactions. This Agreement has been and the Clearwire Documents will be when delivered duly and validly executed and delivered by Clearwire and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes and the Clearwire Documents will constitute when delivered the legal, valid and binding obligations of Clearwire, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 6.03. Capitalization.

          (a) As of the date of this Agreement, and without giving effect to the Contemplated Transactions, (i) the authorized capital stock of Clearwire consists of 500,000,000 shares of Class A Common Stock, $0.0001 par value per share (the "Class A Common Stock"). 100,000,000 shares of Class B Common Stock, $0.0001 par value per share ("Class B Common Stock"), and 5,000 shares of Preferred Stock, par value $0.0001 per share ("Preferred Stock"), (ii) there are 173,842,111 shares of Class A Common Stock, 56,072,860 shares of Class B Common Stock and no shares of Preferred Stock issued and outstanding and (iii) no shares of Class A Common Stock, Class B Common Stock or Preferred Stock are held by Clearwire as treasury stock. All of the issued and outstanding shares of Class B Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

          (b) As of the date of this Agreement, and without giving effect to the Contemplated Transactions, other than (i) the conversion rights of the Class B Common Stock, (ii) warrants to purchase 56,351,034 shares of Class A Common Stock (the "Warrants"), and (iii) except as set forth on Schedule 6.03(b) of the disclosure schedule attached hereto by Clearwire ("Clearwire Schedule"), there are no existing options, warrants, calls, rights, commitments or other agreements of any character to which Clearwire Parent is a party and, except as contemplated in the preceding sentence and in the Clearwire Schedule, there are no securities of Clearwire Parent outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of Class A Common Stock or other equity securities of Clearwire Parent or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of Class A Common Stock or other equity securities of Clearwire Parent. Except as disclosed in the Clearwire Schedule, and except for the Stockholders Agreement and as disclosed in the Private Placement Memorandum and the Registration Rights Agreement, as of the Initial Closing Date Clearwire is not a party to any voting trust or other voting agreement with respect to any of the shares of Class A Common Stock.

          (c) The authorization, offer, issuance, sale and delivery of the Equity Royalty pursuant to this Agreement and the applicable IUAs has been duly authorized by all requisite corporate action on the part of Clearwire, and the Equity Royalties, when issued, sold and delivered in accordance with this Agreement, will be validly issued and outstanding, and when released to Licensees from escrow, will be fully paid and nonassessable, free of any Liens and not subject to preemptive or similar rights of the other shareholders of Clearwire or others (other than as set forth in the Clearwire Schedule, the Private Placement Memorandum, the Stockholders Agreement, the Debt Warrants or Clearwire' Certificate of Incorporation, as amended). The terms, designations, powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Class A Common Stock are as stated in Clearwire Parent's Certificate of Incorporation, as amended.

     Section 6.04. Subsidiaries. Schedule 6.04 hereto sets forth the name of each Subsidiary of Clearwire as of the Initial Closing Date, immediately prior to the occurrence of the Initial Closing, and without giving effect to the Contemplated Transactions ("Subsidiaries") and, with respect to each Subsidiary, the jurisdiction in which it is incorporated or organized, the jurisdictions, if any, in which it is qualified to do business, the number of shares of its authorized capital stock, the number and class of shares thereof duly issued and outstanding, the names of all stockholders or other equity owners and the number of shares of stock owned by each stockholder or the amount of equity owned by each equity owner. The outstanding shares of capital stock or equity interests of each such Subsidiary are validly issued, folly paid and nonassessable, and all such shares or other equity interests represented as being owned by Clearwire Parent are owned by it free and clear of any and all Liens, except as set forth in Schedule 6.04. Except as set forth in Schedule 6.04, there is no existing option, warrant, call, commitment or agreement to which any such Subsidiary is a party requiring, and there are no convertible securities of any Subsidiary outstanding which upon conversion would require, the issuance of any additional shares of capital stock or other equity interests of any Subsidiary or other securities convertible into shares of capital stock or other equity interests of any Subsidiary or other equity security of any Subsidiary. Each such Subsidiary is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and is in good standing under the laws of
(i) each jurisdiction in which it owns or leases real property and (ii) each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification and where a failure to be so qualified would have a Clearwire Material Adverse Effect. Each such Subsidiary has all requisite corporate or limited liability company power and authority to own its properties and carry on its business as presently conducted.

     Section 6.05. No Conflict.

          (a) Except as set forth on Schedule 6.05(a) of the Clearwire Schedule hereto, neither of the execution and delivery by Clearwire of this Agreement and of the Clearwire Documents, nor the compliance by Clearwire with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the Governing Documents of Clearwire, (ii) conflict with, violate, result in the breach of, or constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any Party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Clearwire is a party or by which Clearwire or any of its properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any Government Agency by which Clearwire is bound, except, in the case of clauses (ii) and (iii), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Clearwire Material Adverse Effect.

          (b) Except as set forth in Schedule 6.05(b). no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Government Agency is required on the part of Clearwire in connection with the execution and delivery of this Agreement or the Clearwire Documents or the compliance by Clearwire with any of the provisions hereof or thereof.

     Section 6.06. Litigation. Except as would not reasonably be expected to have a materially adverse effect on the ability of Clearwire to close hereunder or as set forth on Schedule 6.06 of the Clearwire Schedule, (a) there is no Proceeding now in progress or pending or, to the knowledge of Clearwire, threatened against Clearwire or the assets or the business of Clearwire and (b) Clearwire is not subject to any order, writ, injunction or decree of any court or other Government Agency.

     Section 6.07. Compliance with Laws; Permits. Except as provided on Schedule
6.07 of the Clearwire Schedule, Clearwire (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Clearwire, threatened to revoke or limit any such Permit.

     Section 6.08. Brokers. Neither Clearwire nor any of its directors, officers, employees or representatives has employed any broker or finder in connection with the Contemplated Transactions.

                                  ARTICLE VII.

                                    COVENANTS

     Section 7.01. Consents and Approvals. Clearwire will use its commercially reasonable efforts to obtain, and shall cooperate with each Licensee and assist each Licensee in obtaining, all consents, waivers, amendments, modifications, approvals, authorizations, permits and licenses which are required to be obtained by Clearwire and/or one or more of the Licensees to effectuate this Agreement. Each Licensee will use its respective commercially reasonable efforts to obtain, and shall cooperate with Clearwire and assist Clearwire in obtaining, all consents, waivers, amendments, modifications, approvals, authorizations, permits and licenses which are required to be obtained by Clearwire and/or such Licensee to effectuate this Agreement.

     Section 7.02. Notice of Breach. Each Licensee shall promptly give Clearwire written notice of any matter that becomes known to such Licensee which such Licensee determines is reasonably likely to constitute a breach of any representation, warranty, agreement or covenant of such Licensees contained in this Agreement. Clearwire and Clearwire Parent shall promptly give the Licensees written notice of any matter that becomes known to them which Clearwire or Clearwire Parent determines is reasonably likely to constitute a breach of any representation, warranty, agreement or covenant of Clearwire or Clearwire Parent contained in this Agreement.

     Section 7.03. Escrow and Parent Shares. Clearwire covenants that the full number of Parent Shares for the Equity Royalty on Schedule A and adjusted as provided in Section 2.01(b)(iii) from time to time, shall be deposited pursuant to the Escrow Agreement for delivery to the appropriate Licensee or its designees (subject to approval by Clearwire Parent) on the applicable Commencement Date, at which time Clearwire covenants that the Parent Shares shall be fully paid and non-assessable, without restrictions, except as set forth in the legend provided for in Section 7.07.

     Section 7.04. Maintenance of FCC Qualifications. The provisions of this
Section 7.04 apply only to spectrum identified on Schedule A that has not been subject to an IUA. Except as such qualifications may be affected by this Agreement or one or more IUAs entered into pursuant to this Agreement, each Licensee hereby covenants and agrees that it shall maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of any FCC License, subject to Clearwire's obligation to cause Licensee's FCC License to timely meet the substantial service requirement and to comply with FCC Rules in its use and access to the licensed spectrum, as such qualifications may be amended or modified from time to time (individually an "FCC Qualification" and collectively referred to as the "FCC Qualifications"), and further covenants that it shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Licensee shall lose any FCC Qualification; provided, that in the event that the FCC or any other legal authority shall at any time specify new or different qualifications or conditions for the maintenance of any FCC Qualification or shall issue a pronouncement offering a new interpretation of an FCC Qualification, Clearwire shall reimburse on demand Licensee's reasonable expenses of taking such action as are required for Licensee to bring itself and its operations into compliance with such new or different qualifications or conditions; provided, further, that it shall not be deemed a breach of this sentence if a Licensee loses an FCC Qualification as a result, in whole or in part, of an act or omission of Clearwire or any failure of Clearwire to perform its obligations under this Agreement or any IUA. If, at any time, a Licensee fails, or it appears to said Licensee more likely than not that it will fail, to maintain any one or more of its FCC Qualifications with respect to any of its FCC Licenses or its operations pursuant thereto, such Licensee shall give written notice to Clearwire within five (5) days after Licensee becomes actually aware that (i) it no longer maintains such FCC Qualifications or (ii) with the passage of time or upon the occurrence of a future event it will no longer maintain such FCC Qualifications (referred to as a "Disqualification Event"). Each Licensee shall cooperate with reasonable requests of Clearwire made from time to time for the purpose of verifying, at Clearwire's expense, that Licensee maintains its FCC Qualifications. Upon the occurrence of a Disqualification Event, the affected Licensee shall, at Clearwire's expense, promptly undertake all reasonable actions to obtain, to the extent permitted by applicable law, a waiver from the FCC regarding the circumstances giving rise to such Disqualification Event or to cure the circumstances giving rise to such Disqualification Event.

     Section 7.05. Assignment of FCC Licenses. The provisions of this Section
7.05 apply only to spectrum identified on Schedule A that has not been subject to an IUA. Licensee may assign the FCC License to any entity that is eligible under FCC Rules to hold the FCC License, who is reasonably acceptable to Clearwire and who assumes Licensee's prospective obligations under this Agreement, whereupon Licensee shall be forever relieved of such prospective obligations. Clearwire and Licensees agree that it is reasonable for Clearwire to reject a proposed assignee where the proposed assignee or its affiliate competes with Clearwire's offering over EBS or BRS spectrum. In the event that Licensee desires to assign its FCC License to another entity, Licensee shall inform Clearwire in writing of the identity of such entity and within twenty
(20) days of such notice Clearwire shall inform Licensee in writing of whether Clearwire consents to such assignment or refuses to consent to such assignment and, if it refuses, the reason(s) it is relying upon for such refusal. Notwithstanding the foregoing, Licensee may, without the prior consent of Clearwire, sell, assign, sublease, delegate or transfer this Agreement or any of its rights or obligations hereunder to any of Licensee's affiliates controlled by or under common control with Licensee.

     Section 7.06. Other FCC Requirements. In carrying out this Agreement, the Parties will comply at all times with applicable laws, as well as rules and policies of the FCC. The Parties believe that the provisions of this Agreement comply with all current FCC rules and policies, and agree not to express any contrary view to regulatory agencies or the general public.

     Section 7.07. Legends. Each Licensee hereby consents to the placement of the legends set out in Clearwire Parent's Amended and Restated Stockholders Agreement, dated as of March

16, 2004, on all certificates representing capital stock of Clearwire Parent received by Licensee pursuant to this Agreement.

     Section 7.08. Fees and Taxes. Until the end of the term of the IUA that is the last to expire, Clearwire shall pay all fees and taxes (now existing or hereafter arising) imposed on Licensees as a result of the licensing, regulation or use of Licensees' EBS Spectrum by Clearwire or Licensees, including, without limitation, any Federal spectrum, USF and/or regulatory fees that may be imposed on EBS Spectrum in the future.

     Section 7.09. Best Efforts for Duration of Relationship. The Parties acknowledge that there will be many changes in the course of the term of the IUAs in technology, capabilities, and regulatory environment and other relevant areas, and the Parties covenant and agree to act in a cooperative manner to preserve the intent of the relationships reflected in this Agreement to their mutual advantage and to use their commercially reasonable best efforts to maintain that mutual advantage in accordance with the initial intent of the Parties.

     Section 7.10. Financial Information Covenants and Maintenance of Guarantee. Clearwire Parent and Clearwire covenant and agree to provide the financial and other information required by ARTICLE VIII in a timely fashion.

     Section 7.11. Build-Out.

          (a) For those Geographic Markets where (i) Clearwire and its Affiliates have the use of eight or more channels of EBS and/or BRS spectrum with substantially overlapping GSAs, and (ii) Clearwire has entered into an IUA with an EBS Spectrum Group Licensee for EBS spectrum in such Geographic Market (the "Build-out Markets"): (A) Clearwire or its Affiliate shall commence construction of wireless broadband networks with respect to [***] of the EBS spectrum (measured on the basis of MHzPops) of the Build-out Markets within [***] of the earliest Commencement Date of an IUA executed between Clearwire and a Licensee ("First Commencement Date"), (B) Clearwire or its Affiliates shall commence construction of wireless broadband networks with respect to [***] of the EBS spectrum (measured on the basis of MHzPops) of the Build-out Markets within [***] of the First Commencement Date, and (C) Clearwire or its Affiliates shall commence construction of wireless broadband networks with respect to [***] of the EBS Spectrum (measured on the basis of MHzPops) of the Build-out Markets within [***] of the First Commencement Date (such clauses (A), (B) and (C) referred to as the "Build-out Condition").

          (b) In each Build-out Market where Clearwire has commenced construction of a wireless broadband network pursuant to Section 7.11(a) above, Clearwire shall deliver wireless broadband service to [***] of the then-current GSA population of each EBS Spectrum Group EBS system within [***] of the completion of the bandplan transition in the local Basic Trading Area and notification of completion per Section 27.1235 of the FCC Rules. For the purpose of this Agreement, population shall be considered to be served by applying the then-current standard set forth in the FCC Rules or policies for substantial service in the EBS service,

[*** Confidential Treatment Requested]
or, if the FCC Rules and policies contain no such standard, with reference to coverage maps then employed by Clearwire in the Geographic Market for marketing to prospective customers.

          (c) The "Build-out Failure Financial Royalty" shall apply when and during the time that: (i) Clearwire is not in compliance with the then-applicable Build-out Condition, or (ii) Clearwire is not in compliance with
Section 7.11(b).

          (d) The Build-out Failure Financial Royalty shall be an amount equal [***] of the applicable Monthly Royalties (adjusted for the Limited CPI Adjustment) due to be paid with respect to the quantity of EBS Spectrum measured in MhzPops for which Clearwire has failed to meet the requirements of Section 7.11(a) and (b) above.

          (e) The monthly amount of the Build-out Failure Financial Royalty shall be distributed pro-rata to each Licensee which operates an EBS system in a Geographic Market where: (i) the Build-out Condition has not been met, or the Build-out Condition has been met, but the requirement of Section 7.11(b) above has not been met. The amount of Build-out Failure Financial Royalty each such Licensee receives shall be determined pro-rata according to the MHzPops of its EBS Stations meeting the criteria set forth in (i) and/or (ii) above. At the option of the affected Licensee, in lieu of accepting its pro rata share of Build-out Failure Financial Royalty such Licensee may instead accept equivalent Access Royalties and other services in one or more other Geographic Markets served by Clearwire.

                                  ARTICLE VIII.

    INFORMATION SHARING OBLIGATIONS AND CONSULTATION REGARDING ACCESS RIGHT
                     ROYALTIES AND CERTAIN OTHER COVENANTS

     Section 8.01. Overview of Consultation/Information Exchange Requirements.

          (a) Guiding Principles. The consultation, governance and information rights and obligations and the related processes for audit contained in this
ARTICLE VIII (collectively, the "Ongoing Obligations"), are intended to preserve the benefits to Licensees set forth in Article III and Section 7.11 hereof in light of changes in the wireless broadband environment over a Term of approximately 30 years. By way of example and not limitation, the Parties recognize that changes to the technology or architecture of Cell Sites or Sectors, or to the composition, number or characteristics of Subscribers, could, without accompanying changes to the provisions of Article III result in an adverse impact on the number of Cost-Free Customer Accounts to which a Licensee is entitled or otherwise impair their value in comparison to the anticipated circumstances at the time of execution of this Agreement. As well, it is the intent of the Parties to supply those Licensees which are Clearwire Parent shareholders (or have the right to become Clearwire Parent shareholders) with information as described in Section 8.07. The Ongoing Obligations are intended to facilitate good faith negotiation and resolution of issues arising from changes in circumstances during the Term, but any failure to comply with the Ongoing Obligations is to be addressed through the Dispute Resolution Procedure and shall not give rise to a right to terminate an IUA or this Agreement.

[*** Confidential Treatment Requested]

          (b) Party Representatives. To facilitate the Ongoing Obligations, the Parties shall designate Party Representatives as provided in this Section 8.01(b) to act as representatives of the Licensees that appoint them hereunder, on the one hand, and Clearwire, on the other hand, with respect to the all matters under this Agreement and in particular with respect to matters governed by Section 8.06. Licensees shall have not less than two representatives, one of whom shall be designated by NACEPF (the "NACEPF Representative") and the other of whom shall be designated by the ITF Cluster (the "ITF Group Representative" and with NACEPF Representative, and any third representative (the "Licensee Representatives"). If so requested, the Licensees other than NACEPF and the ITF Cluster may request, as a group, one additional Licensee Representative to represent their interests. Clearwire shall designate two representatives, at least one of whom shall be an officer of Clearwire Parent and one of whom shall be a Clearwire senior spectrum management executive (who may be the same person) (the "Clearwire Representatives" and with the Licensee Representatives, the "Party Representatives"). The initial Party Representatives shall be the individuals identified on Schedule 8.01 hereto.

          (c) Relationship Management. To facilitate the management of the relationship between Licensees and Clearwire, the affected Licensees shall be provided with the information disclosure provided for in Section 8.02 through
Section 8.05 at the times specified therein. The completeness and accuracy of such information may be evaluated through the audit process set forth in Section
8.06. Clearwire Parent information will be made available in accordance with
Section 8.07 to any Licensee which is a shareholder or has the right to become a shareholder of Clearwire Parent.

     Section 8.02. Capacity Disclosure.

          (a) Initial Capacity Disclosure. Within thirty (30) days of the later of (i) the commercial launch of a Clearwire Affiliate's broadband wireless system in any Market Area, and (ii) the Commencement Date of an IUA for EBS Spectrum in the Market Area (such later date, the "EBS Relevance Date"), Clearwire shall disclose in writing to the affected Licensees: (1) the total number of EBS and BRS channels Clearwire currently is utilizing for Permitted Uses (as defined in the IUAs) in the Market Area, (2) the number of Cell Sites in the Market Area, and (3) the number of Sectors in the Market Area. The information pursuant to (1) and (2) shall be updated at each Information Sharing Meeting, and the information pursuant to (3) shall be updated as provided in
Section 8.02(b) below.

          (b) Annual Update. By January 31 of each year following the EBS Relevance Date for a Market Area, Clearwire shall disclose in writing to the affected Licensee(s): (1) the number of Sectors in the Market Area, and (2) the number of subscribers in the Market Area served by Clearwire or any of its Affiliates. All information shall be as of December 31 of the previous year.

          (c) Data Capacity Measurement. On the first and fifth anniversaries of the EBS Relevance Date for a Market Area, and every five years thereafter, Clearwire shall disclose in writing to the affected Licensees the overall data capacity of the network in such Market Area as measured by its average throughput. The average throughput measurement shall be made in such fashion as shall be agreed by the Party Representatives in consultation with Clearwire engineers and other technical experts prior to such anniversary, using metrics that are as consistent as possible with those utilized at the time of the immediately prior average throughput measurement (with respect to each Market Area on each such anniversary, the "Updated Capacity Disclosure").

     Section 8.03. System Information.

     Within thirty (30) days of the EBS Relevance Date for a Market Area, Clearwire shall disclose in writing to the affected Licensee(s) the system capabilities, services, and feature sets that are generally provided to Clearwire's or its Affiliate's retail customers and wholesalers to mass market customers ("System Service Capabilities"), which information can be provided by reference to Clearwire's website to the extent that it is available to the public there. At such time as System Service Capabilities are changed for any Market Area, Clearwire shall so notify the affected Licensee(s) in writing within 30 days of such change. Clearwire will also provide appropriate supporting information of the change as may be reasonably requested by Licensee.

     Section 8.04. Preferred Content Provider Information.

          (a) Within thirty (30) days of the later of the EBS Relevance Date for a Market Area and the date when third-party content is delivered in the Market Area, Clearwire shall disclose to the affected Licensee(s) in writing the system capabilities, and/or service or feature sets that are then being provided to third-party content providers in the Market Area, and a schedule of the charges, if any, for any of the foregoing, together with the basis on which such charges are imposed to demonstrate that the pricing requirements of Section 3.08(b) are being satisfied. Clearwire shall advise the affected Licensee(s) of anticipated changes in the price structure and the effective date of any such change not less than 30 days before such change shall become effective.

          (b) Clearwire shall disclose in a timely fashion to permit Licensee to make alternative arrangements if Clearwire anticipates that there may be limitations in the network capabilities in a Market Area that could cause Clearwire to restrict the use of capabilities and services pertaining to a Licensee's providing content over the broadband wireless network in that Market Area. Prior to restricting access of Licensee as a result of such limitations, as permitted under Section 3.08, Clearwire shall have disclosed in sufficient detail the scope of such constraints. Clearwire shall promptly advise Licensee if as a result of a change in technology, business practices, customer dynamics, or otherwise, the capacity constraint is dissipated at any time, which would reinstate the obligations of Clearwire under Section 3.08.

     Section 8.05. Limited Reciprocity Information.

     Should Clearwire enter into advanced stage negotiations to form a strategic relationship with any entity covered by [***]. it shall promptly notify the Licensee Representatives in writing. Clearwire will use its commercially reasonable best efforts to arrange one or more meetings between NACEPF and the ITF Cluster and any such actual or potential strategic partner

[*** Confidential Treatment Requested]
so as to permit discussion of carriage of the networks contemplated under
Section 3.09. Clearwire shall use it commercially reasonable best efforts to facilitate negotiations to a successful conclusion.

     Section 8.06. Consultation Processes.

          (a) Consultation Process Pertaining to Access Right Royalty Information. As often as necessary, but in no event less than once per calendar quarter, the Licensee Representatives or their designees shall be given access to members of Clearwire's management and/or technical staff to review the process and content of information sharing pursuant to Article VIII, and to address any questions or concerns about the manner, timeliness and completeness of the information received, in addition to questions about its content.

          (b) Process for Altering Definitions/Formulae to Maintain Integrity of Relationship. At the call of any Party Representative, the Party Representatives shall meet, together with such other employees or advisors as may facilitate such meeting, to discuss concerns over the operation of the formulas and the scope of defined terms as a result of one or more changes in Clearwire's technology and/or business practices that individually or collectively produce a material adverse change to the Access Royalties or other material benefits that some or all of the Licensees receive pursuant to this Agreement, and to determine if a reformation of this Agreement or any or all EBS Spectrum IUAs should be implemented to prevent or reverse such material adverse change(s).

               (i) The Parties agree to share such information and to provide such technical assistance in collecting and evaluating such information as may be useful or necessary to facilitate the process required by Section 8.06(a) and
(b). In connection with such consultation, any Party Representative may propose altering the scope of a term or formula under this Agreement or an IUA ("Reformation Proposal") to achieve the goals set forth in Section 8.01 and to preserve the Licensee benefits set forth Article III or elsewhere in this Agreement. If the Parties agree on the change, they shall take such action as is necessary to amend this Agreement and the applicable IUAs. If the Parties cannot agree on a proposed modification in a timely manner, any Party Representative may invoke the Special Dispute Resolution Procedure identified for this purpose in Section 11.12(d). Any Party Representative may invoke for the first time Special Dispute Resolution Procedure set forth above at any time following the Commencement Date of an IUA between such Parties.

               (ii) No Party Representative may invoke the Special Dispute Resolution Procedure in support of a Reformation Proposal on the same principal grounds more frequently than every five (5) years during the Term of this Agreement. By way of example but not limitation: no Party Representative's Reformation Proposal justified primarily on Clearwire network technical changes can be pursued through the Special Dispute Resolution Procedure within five (5) years of the immediately preceding Special Dispute Resolution Procedure justified primarily on Clearwire network technical changes. By way of further example and not limitation: no Party's Representative's Reformation Proposal justified primarily on Clearwire's changed business practices can be pursued through the Special Dispute Resolution Procedure within five (5) years of the immediately preceding Special Dispute Resolution Procedure justified primarily on Clearwire's changed business practices.

     Section 8.07. Information Access Rights Related to Clearwire Parent.

[***]

[*** Confidential Treatment Requested]

[***]

     Section 8.08. Information Audit Rights.

          (a) Licensees may audit the information provided by Clearwire pursuant to Sections 8.02, 8.03, and 8.04. Licensees' audit will be limited to Clearwire's records and engineering documents that are relevant and sufficient to verify the information provided by Clearwire. No more than once per calendar year for each Market Area, each Licensee may audit one or more metrics reported by Clearwire for that Market Area where an IUA has been executed between Clearwire and Licensee. In the case of metrics that are not specific to Market Areas, but that are company-wide or regional, any member of the EBS Spectrum Group may audit one or more of such metrics reported by Clearwire no more than once per calendar year. Clearwire must provide the underlying source documents within 20 days of a request for audit by a Licensee.

          (b) The costs incurred by a Licensee in performing an audit under this
Section 8.08 shall be borne by the Licensee; provided that, if there is a discrepancy of [***] or more with respect to a particular metric in a Market Area, costs of audit of that metric shall be borne by Clearwire and promptly paid upon submission of an invoice.

                                   ARTICLE IX.

                                 INDEMNIFICATION

     Section 9.01. Indemnification

[*** Confidential Treatment Requested]

          (a) Each Licensee severally shall indemnify Clearwire, its Affiliates, and each of their respective stockholders (other than Licensee(s)), directors, officers, employees, agents, successors and assigns (collectively, the "Clearwire Indemnified Parties") and hold each of the Clearwire Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) The failure of any representation or warranty of that Licensee set forth in ARTICLE V hereof, or any representation or warranty contained in any certificate delivered by or on behalf of that Licensee pursuant to this Agreement, to be true and correct as of the dates made; and

               (ii) The breach of any covenant or other agreement on the part of that Licensee under this Agreement.

          (b) Clearwire shall indemnify the Licensees, their Affiliates, and each of their respective, agents, successors and assigns (collectively, the "Licensee(s) Indemnified Parties") and hold each of the Licensee(s) Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) The failure of any representation or warranty of Clearwire set forth in ARTICLE VI hereof, or any representation or warranty contained in any certificate delivered by or on behalf of Clearwire pursuant to this Agreement, to be true and correct as of the dates made;

               (ii) The breach of any covenant or other agreement on the part of Clearwire under this Agreement; and

               (iii) The operation of equipment by, the provision of service by or otherwise related to the activities of Clearwire, any of its Affiliates or any of its sublicensees or resellers including, without limitation, damage to health.

     Section 9.02. Determination of Damages. As used herein, "Damages" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise. For purposes of the above, the amount of Damages in respect of any breach of a representation or warranty shall be determined without regard to any limitation or qualification as to materiality, Licensee(s) Material Adverse Effect, Clearwire Material Adverse Effect, knowledge or similar language set forth in such representation or warranty.

     Section 9.03. Limitations on Indemnification for Breaches of Representations and Warranties. An indemnifying Party shall not have any liability under Section 9.01(a)(i) or Section 9.0l(b)(i) hereof unless the aggregate amount of Damages to the indemnified Parties finally determined to arise thereunder based upon, attributable to or resulting from the failure of any representation or warranty to be true and correct or the breach of any covenant, exceeds $10,000 in the aggregate (the "Deductible") and, in such event, the indemnifying Party shall be required to pay the amount of such Damages including those used to compute the Deductible.

     Section 9.04. Indemnification Procedures

          (a) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under Section 9.01 hereof (regardless of the Deductible referred to above) (each, a "Claim"), the indemnified Party shall reasonably and promptly cause written notice (a "Claim Notice") of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying Party. The indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified Party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within five (5) days of the delivery of the Claim Notice (or sooner, if the nature of the Claim so requires) notify the indemnified Party of its intent to do so. If the indemnifying Party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified Party of its election as herein provided or contests its obligation to indemnify the indemnified Party for such Damages under this Agreement, the indemnified Party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified Party defends any Claim, then the indemnifying Party shall reimburse the indemnified Party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying Party shall assume the defense of any Claim, the indemnified Party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying Party if, so requested by the indemnifying Party to participate or in the reasonable opinion of counsel to the indemnified Party, a conflict or potential conflict exists between the indemnified Party and the indemnifying Party that would make such separate representation advisable; and provided, further, that the indemnifying Party shall not be required to pay for more than one such counsel for all indemnified Parties in connection with any Claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

          (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified Party and the indemnifying Party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified Party shall forward to the indemnifying Party notice of any sums due and owing by the indemnifying Party pursuant to this Agreement with respect to such matter.

          (c) The failure of the indemnified Party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying Party's obligations with respect thereto except to the extent that the indemnifying Party can demonstrate actual loss and prejudice as a result of such failure.

                                   ARTICLE X.

                                   TERMINATION

     Section 10.01. Expiration; Termination. The term of this Agreement begins on the Effective Date and ends on July 31, 2036, unless sooner terminated (the "Term"). Termination of this Agreement pursuant to this Section 10.01 shall terminate all rights and obligations of the Parties hereunder and this Agreement shall become void and have no force or effect. Notwithstanding the foregoing, this Section 10.01 and ARTICLES IX and XI shall survive termination of this Agreement, and no Party shall be relieved from any liability for any breach of any of its covenants or agreements in this Agreement prior to such termination.

     Section 10.02. Defaults.

          (a) Any default under, breach of or misrepresentation under the covenants, obligations or representations set out in this Agreement (other than a Payment Default) must be cured within [***] of receipt of written notice thereof from Clearwire, if the defaulting Party is a Licensee, or from a Licensee if the defaulting Party is Clearwire, as long as the defaulting Party commences to cure such default within [***] of receipt of written notice and proceeds with reasonable diligence thereafter, provided, however, that Payment Defaults must be cured within [***] of receipt of notice thereof. In the event that a payment obligation remains unpaid [***] after its original due date, the defaulting Party shall pay interest on the unpaid amount from the original due date until the time of payment equal to the greater of (i) [***] or (ii) a fluctuating rate equal to the Prime Rate as of the original due date plus [***], but in no event exceeding the highest lawful rate of interest that may be charged or collected. Interest shall be due and payable monthly. In addition, if any payment remains unpaid 30 days after its original due date, a penalty equal to [***] of the unpaid amount shall become immediately due and payable. The "Prime Rate" shall be the rate last published in the Wall Street Journal or any similar successor publication as the Prime Rate as of the applicable date. Clearwire's failure to meet the Build-out Condition shall not be deemed a default or Material Failure hereunder.

          (b) A Licensee shall have the right to withdraw from this Agreement and terminate any IUA to which it is a party upon the occurrence of a Cross Default as provided in Section 1.05.

                                   ARTICLE XI.

                               GENERAL PROVISIONS

     Section 11.01. Payment of Sales, Use or Similar Taxes. Clearwire shall be liable for and shall pay (and shall indemnify and hold harmless the Licensee(s) Indemnified Parties against) all

[* * * Confidential Treatment Requested] sales, use, stamp, documentary, filing, recording, transfer, real estate transfer, registration, duty or similar fees or taxes or governmental charges (together with any interest or penalty, addition to tax or additional amount imposed) as levied by any taxing authority in connection with the Contemplated Transactions.

     Section 11.02. Survival of Representations and Warranties. The Parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive each of the Closings hereunder for a period of [***] from the Initial Closing Date or Subsequent Closing Date with respect to the EBS Spectrum that is subject to such Initial Closing or Subsequent Closing, as applicable, regardless of any investigation made by the Parties hereto. All agreements and covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     Section 11.03. Expenses. Clearwire shall reimburse Licensees for all of Licensees' reasonable out-of-pocket expenses incurred in preparation and negotiation of this Agreement and the term sheet and the IUAs (whether or not the Parties execute this Agreement) and shall reimburse up to [***] for each IUA closed on the Effective Date or within three (3) months of the date of this Agreement and [***] for each IUA closed thereafter. The expenses incurred by Licensees for the negotiation and preparation of all subsequent documents appended to this Agreement and to each IUA, and in connection with any FCC activity or activity to preserve, obtain or renew licenses for EBS Spectrum shall be reimbursed by Clearwire, as long as expenses over $1,000 are approved as to reasonableness by Clearwire in advance. (The amounts due and remaining payable by Clearwire under this Section 11.03 as of any date are sometimes referred to herein as the "Applicable Fee Payments"). Licensees and Clearwire shall otherwise each bear their own expenses except as stated otherwise in any IUA.

     Section 11.04. Entire Agreement; Amendments and Waivers. This Agreement (including the schedules and exhibits hereto), represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant, or agreement contained herein. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

     Section 11.05. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts

[*** Confidential Treatment Requested]
made and to be performed in that state, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     Section 11.06. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

     Section 11.07. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight courier, or mailed by certified mail, return receipt requested, to the Parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a Party may have specified by notice given to the other Party pursuant to this provision):

     If to Clearwire, to:   Clearwire Corporation
                            5808 Lake Washington Blvd. N.E., Suite 300
                            Kirkland, WA 98033
                            Attention: [***]
                            Facsimile No.: [***]

     With a copy to:        Clearwire Corporation
                            5808 Lake Washington Blvd. N.E., Suite 300
                            Kirkland, WA 98033
                            Attention: [***]
                            Facsimile No.: [***]

     And a copy to:         Davis Wright Tremaine LLP
                            2600 Century Square
                            1501 Fourth Avenue
                            Seattle, WA 98101-1688
                            Attention: [***]
                            Facsimile No.: [***]

     If to Licensee(s), to: Contact information on Schedule A

     In either case, with a copy to:

                            Day, Berry & Howard LLP
                            875 Third Avenue
                            New York, New York 10022
                            Attention: [***]
                            Facsimile No.: [***]

     Section 11.08. Publicity. No public release, announcement or other form of publicity concerning this Agreement or the transactions described in this Agreement, shall be issued by

[* * * Confidential Treatment Requested] either Party without the prior consent of the other Party, except as such release or announcement may be required by law, regulation or the rules or regulations of any securities exchange, in which case the Party required to make the release or announcement shall, to the extent possible, allow the other Party reasonable time to comment on such release or announcement in advance of such issuance. The Parties shall use reasonable efforts to consult in good faith with each other with a view to agreeing upon any press release or public announcement relating to the transactions contemplated hereby prior to the consummation thereof.

     Section 11.09. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

     Section 11.10. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

     Section 11.11. Remedies. The Parties recognize that, in the event that a Party should refuse to perform any provisions of this Agreement, monetary damages alone will not be adequate. The non-defaulting Party shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. Notwithstanding any other provision herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by a Party shall not constitute a waiver of the right to pursue other available remedies at any time.

     Section 11.12. Dispute Resolution Procedure.

          (a) General. The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the dispute resolution procedures set forth in this Section 11.12 (the "Dispute Resolution Procedures") as their sole means of adjudication with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

          (b) Dispute Notice. At the written request of any party (a "Dispute Notice") , the Parties to the dispute will within seven business days of the Dispute Notice, appoint knowledgeable, responsible representatives to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The Parties intend that these negotiations be conducted by business representatives, including at least one senior executive of each party to the dispute. The representatives shall meet and confer, in person or by teleconference, not later than such seventh business day after the date of the Dispute Notice. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives; provided that, the duration shall not exceed 45 days from the date of the Dispute Notice (an "Action Date") unless extended by mutual written agreement of the Parties setting forth a new Action Date. The Dispute Notice and any extension shall specify the Action Date. The Dispute Notice shall set forth the nature of the dispute, in reasonable detail. Discussion and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, and shall not be admissible in the arbitration described below. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration. If the Parties are unable to resolve any disputes arising under or relating to this Agreement (each a "Dispute") using the process described in this Section 11.12(b) within the time period provided, including without limitation disputes regarding a breach or default under this Agreement, the Parties shall arbitrate such dispute pursuant to the arbitration provisions set forth in Section 11.01(c) and as modified by the Special Arbitration provisions Section 11.01(d) in the case of disputes arising under Section 8.06(b).

          (c) Arbitration. Any Dispute that has not be resolved within the time period provided for in Section 11.12(b) shall be resolved by a panel of three Arbitrators. The Dispute Notice shall automatically serve as a written notice of a request to submit the Dispute for arbitration if there has not been a resolution of the Dispute by the Action Date, and the Parties agree to submit the Dispute to a panel of three Arbitrators who shall be appointed within 30 days of the Action Date (the "Submission Period"). During the Submission Period, the Parties shall appoint the Arbitrators in accordance with the Commercial Arbitration Rules (then in effect) of the American Arbitration Authority ("AAA"), as modified below. No punitive damages (or any other amount awarded for the purpose of imposing a penalty) will be awarded for a breach of this Agreement.

               (i) During the Submission Period, the Parties may submit a request for discovery to the Arbitrators, who shall determine whether the scope of the requested discovery is appropriate or useful for the resolution of the Dispute and order the discovery in their discretion; provided that such discovery process shall be concluded not later than 30 days following the submission date (the "Discovery Close Date").

               (ii) The arbitration hearing shall be fixed by the Arbitrators to be not sooner than 20 days nor later than 45 days after the Discovery Close Date (the "Hearing Date"). The hearing shall be located at a neutral site as mutually agreed by the Parties, or if the Parties cannot so agree, then the location of the arbitration shall be Boston, Massachusetts, if NACEPF is a party, or Denver, Colorado if NACEPF is not a party. The Federal Rules of Evidence shall apply to the arbitration hearing. The party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. Each party shall bear the burden of persuasion with respect to its proposal for resolution of the matter. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The Arbitrators will have no power or authority, pursuant to the rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including without limitation the provisions of this Section.

               (iii) Each party shall be permitted to submit a pre-hearing brief not to exceed 25 pages and such technical supporting material as is necessary or useful, to be submitted to the Arbitrators and the other party not later than 5 days before the Hearing Date, and each party may issue a response thereto not later than 2 days before the Hearing Date. Following the arbitration hearing, each party shall be permitted to submit a post-hearing brief not to exceed 25 pages within 5 days following the Hearing Date and a reply brief within 2 days thereafter (the "Pleading Close Date"). Should an Arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, the Arbitrator shall be replaced pursuant to the rules of the AAA. If an Arbitrator is replaced after the arbitration hearing has commenced, then a rehearing shall take place in accordance with this Section and the rules of the AAA.

               (iv) Within fifteen (15) days after the Pleading Close Date, the Arbitrators will prepare and distribute to the Parties a writing setting forth the Arbitration Panel's reasons for the its determination. The findings and conclusions and the award, if any, shall be deemed to be confidential information of the Parties. Neither party may disclose such information to any third party other than their professional advisors or as required by law or regulations, except in connection with an action to enforce the award.

               (v) The Arbitrators are instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The Arbitrators are authorized to issue monetary sanctions against either party if, upon a showing of good cause, such party is unreasonably delaying the proceeding.

               (vi) Any award rendered by the Arbitrators will be final, conclusive, and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

               (vii) The non-prevailing party to an arbitration shall pay its own expenses, the fees of each Arbitrator, the administrative fee of the AAA, and the expenses, including without limitation, reasonable attorneys' fees and costs, and expert and witness fees and costs, incurred by the other party to the arbitration. In the case of a decision which partially favors each party, expenses shall be paid as determined by the Arbitrators. In connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the Arbitrators, the prevailing party in such a proceeding shall be entitled to recover reasonable attorney's fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

               (viii) Notwithstanding anything to the contrary, neither party shall have any obligation to arbitrate claims for injunctive relief, specific performance, or other equitable relief or for the use or unauthorized disclosure of confidential information, as to which either party shall be entitled to seek and obtain relief exclusively from the state or federal courts sitting in Boston, Massachusetts, where NACEPF is a party, and otherwise in Denver, Colorado, and each party hereby irrevocably submits to the jurisdiction of any such court; provided that, any and all claims for damages shall remain subject to arbitration.

          (d) Special Arbitration. With respect to any Dispute arising under
Section 8.06(b), the Arbitration procedures set forth in Section 11.12(c) shall govern as modified by this Section 11.12(d).

               (i) During the first 15 days of the Submission Period each of the Parties shall designate an arbitrator and unless the third arbitrator has been selected as provided in the following sentence, the two arbitrators together shall, within 10 days of their appointment, select the third arbitrator who shall be an expert in one of the principal areas that is the subject to the arbitration. If the Parties can agree within the first 15 days of the Submission Period, the third arbitrator shall be a mutually selected individual with substantial experience in the general subject matter of the Dispute (the "Expert"). No arbitrator shall have been employed by either party during the 24 months preceding the hearing date, unless the other party consents. The Expert shall serve as the chair of the panel.

               (ii) During the Submission Period, each Party shall submit to the each other and the Arbitrators, a description of the Dispute and a proposed resolution, based on the facts known to the party at the time (an "Initial Proposal").

               (iii) Following discovery and as a part of the party's brief, each party shall make such adjustments, if any, as the party determines appropriate to the Initial Proposal.

               (iv) Notwithstanding Section 11.12(c)(vii), in the case of a Special Arbitration, each party shall bear its own expenses and the Parties shall each bear half of the expenses of the arbitration; provided that, the costs and expenses of the prevailing party in any court action to compel arbitration shall be borne by the non-prevailing party as provided in the last clause of Section 11.12(c)(vii).

     Section 11.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     Section 11.14. Confidentiality. The terms of this Agreement that are not otherwise required to be disclosed to the FCC in support of the De facto Transfer Application, requests for renewal thereof or notices submitted to the FCC, or as required to be disclosed in filings with the Securities and Exchange Commission or state securities agencies, will be kept strictly confidential by the Parties and their agents, which confidentiality obligation will survive the termination or expiration of this Agreement for a period of [***]. The Parties may make disclosures as required by law, and to employees, shareholders, agents, attorneys and accountants (collectively, "Agents") as required to perform obligations under the Agreement, provided, however, that the Parties will cause all Agents to honor the provisions of this section. In addition, either Party may disclose this Agreement to its Affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners, and others whom it deems in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with it, so long as it secures an enforceable obligation from such third party to limit the use and disclosure of this Agreement as provided herein. The Parties will submit a

[*** Confidential Treatment Requested]
confidentiality request to the FCC in the event the FCC seeks from the Parties a copy of this Agreement or any other confidential information regarding its terms.

     Section 11.15. Non-Disclosure of Shared Information. As used herein, the term "Confidential Information" shall mean all non-public information disclosed hereunder, whether written or oral, that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, is plainly confidential or by the Parties' practices should be understood to be confidential. The term Confidential Information does not include information which: (1) has been or becomes published or is now, or in the future, in the public domain without breach of this Agreement or breach of a similar agreement by a third party; (2) prior to disclosure hereunder, is property within the legitimate possession of the receiving Party; (3) is lawfully received from a third party having rights therein without restriction of third party's or the receiving Party's rights to disseminate the information and without notice of any restriction against its further disclosure; or (4) is independently developed by the receiving Party through persons who have not had, either directly or indirectly, access to or knowledge of such Confidential Information. During the Term, the Parties may supply and/or disclose to each other Confidential Information relating to the business of the other Party. Each item of Confidential Information will be kept confidential by the Parties during the Term and for a period of three (3) years thereafter but may be disclosed in the enforcement or seeking of damages with respect to a Party's rights under this Agreement. The receiving Party will be responsible for any improper use of the Confidential Information by it or any of its Agents. Without the prior written consent of the disclosing Party, the receiving Party will not disclose to any entity or person the Confidential Information, or the fact that the Confidential Information has been made available to it, except for disclosures required by law, disclosures authorized by the Party owning the Confidential Information and disclosures made in the context of the enforcement or seeking of damages with respect to a Party's rights under this Agreement. Each person to whom Confidential Information is disclosed must be advised of its confidential nature and must agree to abide by the terms of this section. The provisions of this Section 11.15 and of Section 14 of the IUA represent the entire understanding and agreement of the Parties with respect to the subject matter hereof and thereof and supercede all prior oral or written agreements between the Parties with respect to such subject matter, including, without limitation, all non-disclosure agreements.

            [THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]

     Each Party has caused this Master Royalty and Use Agreement to be duly executed by its duly authorized officer or representative on the date first above written.

                                        CLEARWIRE SPECTRUM HOLDINGS II LLC


                                        By: /s/ R. Gerard Salemme
                                            ------------------------------------
                                        Name: R. Gerard Salemme
                                        Title: EVP


                                        CLEARWIRE CORPORATION


                                        By: /s/ R. Gerard Salemme
                                            ------------------------------------
                                        Name: R. Gerard Salemme
                                        Title: EVP


                                        LICENSEES
                                        CHICAGO INSTRUCTIONAL
                                        TECHNOLOGY FOUNDATION, INC.


                                        By: /s/ John B. Schwartz
                                            ------------------------------------
                                        Name: John B. Schwartz
                                        Title: Pres.


                                        DENVER AREA EDUCATIONAL
                                        TELECOMMUNICATIONS CONSORTIUM, INC.


                                        By: /s/ John B. Schwartz
                                            ------------------------------------
                                        Name: John B. Schwartz
                                        Title: Pres.


                                        INSTRUCTIONAL
                                        TELECOMMUNICATIONS FOUNDATION, INC.


                                        By: /s/ John B. Schwartz
                                            ------------------------------------
                                        Name: John B. Schwartz
                                        Title: Pres.

                                        NORTH AMERICAN CATHOLIC EDUCATIONAL
                                        PROGRAMMING FOUNDATION, INC.


                                        By: /s/ John Primeau
                                            ------------------------------------
                                        Name: John Primeau
                                        Title: Pres.


                                        PORTLAND REGIONAL EDUCATIONAL
                                        TELECOMMUNICATIONS
                                        CORPORATION


                                        By: /s/ John B. Schwartz
                                            ------------------------------------
                                        Name: John B. Schwartz
                                        Title: Pres.


                                        TWIN CITIES SCHOOLS' TELECOMMUNICATIONS
                                        GROUP, INC.


                                        By: /s/ John B. Schwartz
                                            ------------------------------------
                                        Name: John B. Schwartz
                                        Title: Pres.

                                    EXHIBIT I

                         DEFINITIONS AND INTERPRETATION

                                    EXHIBIT I

                         DEFINITIONS AND INTERPRETATIONS

          (a) Index of Definitions. Meanings to the following terms are located at the following sections with this Agreement:

AAA ....................................................        Section 11.12(c)
Access Right Royalties .................................         Section 1.02(a)
Action Date ............................................        Section 11.12(b)
Additional Cost Free Educational Accounts ..............            Section 3.04
Affiliate ..............................................             Definitions
Agents .................................................           Section 11.14
Agreement ..............................................                Preamble
A-List .................................................      Section 3.10(b)(i)
Applicable Fee Payments ................................           Section 11.03
Available ..............................................         Section 1.02(b)
Basic Cost-Free Education Account ......................         Section 3.03(b)
Basic Trading Area .....................................             Definitions
Build-out Condition ....................................         Section 7.11(a)
Build-out Failure Financial Royalty ....................         Section 7.11(d)
Build-out Markets ......................................         Section 7.11(a)
Calculation of Time Period .............................             Definitions
Capital Changes ........................................    Section 2.01(b)(iii)
Cash Upfront Royalty Deposit ...........................             Definitions
Cell Site ..............................................         Section 3.02(c)
Channels ...............................................                Recitals
CITF ...................................................                Preamble
Claim ..................................................         Section 9.04(a)
Class A Common Stock ...................................         Section 6.03(a)
Class B Common Stock ...................................         Section 6.03(a)
Clearwire ..............................................                Preamble
Clearwire Documents ....................................            Section 6.02
Clearwire Gone Private Period ..........................         Section 8.07(c)
Clearwire Indemnified Parties ..........................         Section 9.01(a)
Clearwire Material Adverse Effect ......................             Definitions
Clearwire National Platform ............................         Section 3.02(c)
Clearwire Parent .......................................                Preamble
Clearwire Private Company Financials ...................         Section 8.07(b)
Clearwire Representative ...............................         Section 8.01(b)

Clearwire Schedule .....................................         Section 6.03(b)
Closing Date(s) ........................................             Definitions
Collateral Document ....................................         Section 1.03(a)
Commencement Date ......................................      Section 1.02(a)(i)
Commercial Spectrum Capacity ...........................                Recitals
Communications Act .....................................                Recitals
Company Package ........................................         Section 8.07(a)
Confidential Information ...............................           Section 11.15
Contemplated Transaction ...............................            Section 5.02
Cost-Free Educational Account ..........................         Section 3.02(b)
Cross Default ..........................................      Section 1.05(b)(i)
DAETC ..................................................                Preamble
Damages ................................................            Section 9.02
Deductible .............................................            Section 9.03
Default Interest Rate ..................................             Definitions
[***] Agreement ........................................     Section 1.02(b)(ii)
Discovery Closing Date .................................     Section 11.12(c)(i)
Dispute ................................................        Section 11.12(b)
Dispute Notice .........................................        Section 11.12(b)
Dispute Resolution Procedures ..........................        Section 11.12(a)
Disqualification Event .................................            Section 7.04
EBS ....................................................                Recitals
EBS Economic Royalties .................................         Section 2.01(a)
EBS Relevance Date .....................................         Section 8.02(a)
EBS Spectrum Capacity ..................................         Section 1.01(a)
EBS Spectrum Group .....................................                Preamble
Economic Royalty .......................................             Definitions
Educational End User ...................................         Section 3.02(c)
Educational Reservation ................................         Section 3.03(a)
Effective Date .........................................                Preamble
Equity Royalties .......................................             Definitions
Escrow .................................................         Section 2.01(b)
Escrow Agent ...........................................             Definitions
Escrow Agreement .......................................         Section 2.01(b)
Exchange Act ...........................................         Section 8.07(a)
Exhibits/Schedules .....................................             Definitions
FCC ....................................................                Recitals
FCC IUA Approval .......................................             Definitions
FCC License ............................................                Recitals
FCC Proceedings ........................................            Section 5.04
FCC Qualifications .....................................            Section 7.04
FCC Rules ..............................................                Recitals

                     [*** Confidential Treatment Requested]

First Commencement Date ................................         Section 7.11(a)
Formula Quantity .......................................      Section 3.04(a)(i)
Gender and Number ......................................             Definitions
Geographic Market ......................................     Section 1.05(b)(ii)
Governing Documents ....................................             Definitions
Government Agency ......................................             Definitions
GSA ....................................................             Definitions
Hearing Date ...........................................    Section 11.12(c)(ii)
Herein .................................................             Definitions
Including ..............................................             Definitions
Initial Closing ........................................         Section 4.03(a)
Initial Closing Date ...................................         Section 4.03(a)
ITF ....................................................                Preamble
ITF Cluster ............................................                Preamble
ITF Group Representative ...............................         Section 8.01(b)
IUA ....................................................         Section 1.02(a)
Law ....................................................             Definitions
LBS/UBS Spectrum .......................................             Definitions
Licensee ...............................................                Preamble
Licensee Documents .....................................            Section 5.02
Licensee Representatives ...............................         Section 8.01(b)
Licensee(s) Indemnified Parties ........................         Section 9.01(b)
Licensee(s) Material Adverse Effect ....................             Definitions
Lien ...................................................             Definitions
[***] ..................................................         Section 3.09(a)
LOC Substitution .......................................   Section 1.03(c)(i)(2)
Local Channel Ratio ....................................      Section 3.04(a)(i)
Mandatory SOSC IUAs ....................................         Section 3.10(b)
Mandatory Strategic Opportunity Spectrum
   Capacity Right ......................................         Section 3.10(c)
Mandatory Thresholds ...................................         Section 3.10(c)
Market Area ............................................         Section 3.02(c)
Material Failure .......................................    Section 1.05(b)(iii)
MHzPops ................................................                Recitals
Monthly Royalties ......................................             Definitions
MRUA-2 Agreement .......................................                Recitals
MRUA-2 Sch A ...........................................                Recitals
MVNO Educational Account ...............................            Section 3.05
NACEPF .................................................                Preamble
NACEPF Representative ..................................         Section 8.01(b)
Ongoing Obligations ....................................         Section 8.01(a)
Other Definitional and Interpretive Matters ............             Definitions
Parent Guarantee .......................................      Section 1.03(c)(i)

                     [*** Confidential Treatment Requested]

Parent Shares ..........................................             Definitions
Party ..................................................                Preamble
Party Representative ...................................         Section 8.01(b)
Payment Default ........................................             Definitions
Permit .................................................             Definitions
Person .................................................             Definitions
Pleading Close Date ....................................   Section 11.12(c)(iii)
Portland Agreement .....................................      Section 1.02(b)(i)
Preferred Content Provider .............................         Section 3.08(a)
Preferred Stock ........................................         Section 6.03(a)
PRETC ..................................................                Preamble
Price Per Share ........................................         Section 2.02(b)
Prime Rate .............................................        Section 10.02(a)
Proceeding .............................................             Definitions
Qualifying Bank ........................................   Section 1.03(c)(i)(3)
Quality Spectrum .......................................         Section 3.10(a)
Required IUA ...........................................      Section 1.03(c)(i)
ROFR ...................................................         Section 1.02(c)
Sector .................................................         Section 3.02(c)
Securities Act .........................................             Definitions
Senior Spectrum Manager ................................         Section 3.10(d)
Service Affiliate ......................................         Section 1.03(a)
Social Welfare Agencies ................................         Section 3.02(c)
SOSC ...................................................         Section 3.10(a)
SOSC Committee .........................................         Section 3.10(d)
SOSC Economic Royalties ................................         Section 2.02(a)
SOSC Equity Royalties ..................................         Section 2.02(b)
SOSC IUAs ..............................................      Section 3.10(b)(i)
Strategic Opportunity Spectrum Capacity ................         Section 3.10(a)
Submission Period ......................................        Section 11.12(c)
Subsequent Closing .....................................      Section 4.03(b)(i)
Subsequent Closing Date ................................      Section 4.03(b)(i)
Subsidiaries ...........................................            Section 6.04
System Service Capabilities ............................            Section 8.03
TCSTG ..................................................                Preamble
Tender .................................................         Section 3.10(d)
Term ...................................................           Section 10.01
Third Party Agreement ..................................         Section 1.02(b)
Total Consideration ....................................                Recitals
Unencumbered Spectrum Capacity .........................                Recitals
Updated Capacity Disclosure ............................         Section 8.02(c)
Upfront Royalty ........................................             Definitions
Wire Account ...........................................         Section 4.01(a)

          (b) Definitions. The following terms have the following meanings throughout this Agreement:

     "Affiliate" means, with respect to any entity, any other entity that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first entity, but does not include any entity that directly or indirectly, or through one or more intermediaries, controls Clearwire Parent, or any entity that directly or indirectly, or through one or more intermediaries, is under common control with Clearwire Parent but is not a direct or indirect subsidiary of Clearwire Parent. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Basic Trading Area" has the meaning given in the FCC Rules for BRS.

     "Clearwire Material Adverse Effect" means a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Clearwire, taken as a whole, other than changes affecting the broadband wireless business generally.

     "Closing Date(s)" means the Initial Closing Date or each Subsequent Closing Date.

     "De facto Transfer Application" has the meaning set forth in the IUA.

     "Default Interest Rate" means an interest rate equal to the greater of (i) [***] or (ii) a fluctuating rate equal to the "Prime Rate" as announced from time to time by The Wall Street Journal plus [***], but in no event exceeding the highest lawful rate of interest that may be charged or collected.

     "Escrow Agent" shall be Wells Fargo Bank N.A. or its Affiliate, including any successor thereto appointed in accordance with the terms of the Escrow Agreement.

     "Economic Royalty" means the total royalty set forth on Schedule A.

     "Equity Royalties" means the Initial Closing Equity Royalties and/or the Subsequent Closing Equity Royalties. "FCC IUA Approval" means the grant of de facto transfer of an IUA by the FCC.

     "Governing Documents" means articles of incorporation, certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, or similar governing documents of an entity.


                     [*** Confidential Treatment Requested]

     "Government Agency" means any Federal, state or local government or any foreign, national, provincial, or local government, or any governmental, regulatory, legislative, executive, or administrative authority, agency or commission, or any court, tribunal, or judicial body.

     "GSA" shall have the meaning set forth in the IUA.

     "Law" means the common law and any federal, provincial, state, local, or foreign statute, law, ordinance, code, rule, regulation, or other requirement or rule of law.

     "LBS/UBS Spectrum" means lower and/or upper band EBS or BRS spectrum, post-transition, and channels numbered 1, 2 or 3, pre-transition, as defined by the FCC Rules.

     "Licensee(s) Material Adverse Effect" means a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Licensee(s), taken as a whole, other than changes affecting EBS licensees or the broadband wireless business generally.

     "Lien" means any lien, pledge, mortgage, deed of trust, security interest, lease, option, right of first refusal, easement, or encumbrance.

     "Limited CPI Adjustment" shall have the meaning set forth in the IUA.

     "Monthly Royalties" shall have the meaning set forth in the IUA.

     "Parent Shares" means shares of Class A Common Stock, par value $0.0001, of Clearwire Corporation.

     "Payment Default" means the failure to pay an amount due under this Agreement.

     "Permit" means all permits, licenses, franchises, consents, variances, exemptions, Authorizations and the like issued by Governmental Authorities to or for the benefit of a Party to the Agreement (as the case may be).

     "Person," whether or not such term is capitalized, means any individual, partnership, firm, corporation, limited liability licensee(s), association, trust, unincorporated organization, or other entity.

     "Proceeding" means any action, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving any court or other Government Agency or any arbitrator or arbitration panel.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Upfront Royalty" shall have the meaning set forth in the IUA.

     "Upfront Royalty Deposit" shall have the meaning set forth in the IUA.

          (c) Other Definitional and Interpretive Matters. Unless otherwise expressly provided, for purposes of the Agreement, the following rules of interpretation shall apply:

                    (1) Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

                    (2) Exhibits/Schedules. The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall be defined as set forth in this Agreement.

                    (3) Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

                    (4) Herein. The words such as "herein." "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

                    (5) Including. The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

          (d) The Parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

                                  EXHIBIT II-A

                                  FORM OF IUA

                                                                     EXHIBIT I-A

                         EDUCATIONAL BROADBAND SERVICE
                          LONG TERM DE FACTO TRANSFER
                            INDIVIDUAL USE AGREEMENT

     THIS Educational Broadband Service Long Term De facto Transfer Individual Use Agreement (the "AGREEMENT") is entered into as of _________, 20_____(1) (the "EFFECTIVE DATE"), by and between __________ ,(2) a __________ (3) (the
"LICENSEE"); and Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("CLEARWIRE") (with each of Licensee and Clearwire sometimes referred to individually as "PARTY" and collectively as "PARTIES").

                                    RECITALS:

     WHEREAS the Licensee is authorized by the Federal Communications Commission ("FCC") under the rules, regulations and published policies of the FCC (as they may be amended, "FCC RULES") to engineer and operate Educational Broadband Service ("EBS") channels 4(including any associated J- or K-Group channels and any channels exchanged for the listed channels, the "CHANNELS") under call sign
 __________ (the "FCC LICENSE") in the __________ BASIC TRADING AREA")(6);

     WHEREAS Licensee, Clearwire Corporation, a Delaware corporation ("CLEARWIRE PARENT"), Clearwire and certain other EBS licensees are parties to that certain Master Royalty and Use Agreement, dated ___________ , 2006 (the "MASTER AGREEMENT"), which sets forth certain rights and obligations between the Parties with respect to access to EBS spectrum licensed to Licensee and certain other licensees, including capacity on the Channels;

     WHEREAS this Agreement is an integral part of the Master Agreement; and

     WHEREAS the Parties have agreed to enter into this Agreement for Licensee to provide Clearwire with access to the capacity on the Channels, which pursuant to the FCC Rules, can be made available for commercial use, in accordance with the terms and conditions below, and subject to FCC approval.

     THEN, in consideration of the premises and covenants set forth in this Agreement, and for good and valuable consideration, the sufficiency of which is acknowledged by the Parties' signatures, the Parties agree as follows:

----------
(1)  Insert Initial Closing Date or Subsequent Closing Date, as applicable.

(2)  Insert name of licensee.

(3)  Insert organizational information on licensee.

(4)  Insert EBS channel designations.

(6) Insert the one or more Basic Trading Areas that host the GSA(s) of the Channels.

1.   TERM(7)

          (A) TERM. Subject to Section 1(b), the term of this Agreement begins on the Effective Date and ends on July 31, 2036 (the "TERM"), unless this Agreement is terminated earlier in accordance with Section 11. Prior to the Commencement Date (as defined below), the provisions of this Agreement which are expressly ineffective before the Commencement Date as well as Sections 3, 4, 7 and 8 shall be ineffective until the Commencement Date, at which time all provisions of this Agreement shall be fully effective. The other provisions in this Agreement shall be effective from the Effective Date and until the termination or expiration of this Agreement. The "COMMENCEMENT DATE" is the day that the FCC grants the De facto Transfer Application.

          (B) RENEWAL OF FCC LICENSE AND EXTENSION OF AGREEMENT. In the event that the FCC License expires during the Term, this Agreement will also expire at such time unless the FCC License is renewed and FCC authorization for this Agreement is extended. Licensee and Clearwire will cooperate to timely file a renewal application for the FCC License, in conjunction with a request for renewal of the De facto Transfer Authorization for the next FCC License term. Subject to Section 11, this Agreement will continue to apply unless the FCC denies by Final Order any application for renewal of the FCC License or the De facto Transfer Authorization, or the FCC requires the expiration of this Agreement at an earlier time. "Final Order" means an order issued by the FCC that can no longer be appealed.

2.   ROYALTY COMPENSATION

          (A) EQUITY ROYALTY. Pursuant to the Master Agreement,_____ 8 shares of Clearwire Parent Class A Common Stock (as the number of such shares may be adjusted in accordance with the requirements of the Master Agreement, the "EQUITY ROYALTY") have been deposited in escrow (the "ESCROW") for delivery to Licensee pursuant to the terms of an escrow agreement (as it may be or may have been amended or replaced, the "Escrow Agreement") by and among __________ (9) and __________ (10) (as it may be replaced, the "ESCROW AGENT"). Clearwire shall cause the Escrow Agent to deliver the Equity Royalty to Licensee within ten (10) days of the Commencement Date. The Equity Royalty is partial consideration for the execution and delivery of this Agreement by Licensee. In the event that this Agreement is terminated pursuant to Section 11(f) or is otherwise terminated prior to the Commencement Date, the Parent Stock shares shall be released from Escrow and returned to Clearwire Parent with the blank stock powers upon the effective date of such termination. In the event that this Agreement is terminated pursuant to Section 11(g), Licensee shall transfer to Clearwire that number of Equity Royalty shares that have been issued to Licensee pursuant to this Agreement that is equal to the product of the number of Equity Royalty shares issued pursuant to this Agreement (as adjusted

----------
(7) For DAETC IUA, change this heading to "TERM; ADDITION OF CHANNELS" and insert Rider C.

(8) Insert number of shares as shown on Schedule A of the Master Agreement, as such number may have been adjusted in accordance with the terms of the Master Agreement for "Capital Changes" as defined and calculated thereunder.

(9)  Insert names of parties other than escrow agent.

(10) Insert name of Escrow Agent.

for stock splits, stock combinations and reclassifications between the date of issuance and the return date) and the fraction having as its numerator the number of days between the date of such termination and July 31, 2036 and having as its denominator the number of days between the Effective Date and July 31, 2036. In the event that such product is a fraction, it shall be rounded to the nearest whole share. Promptly after such return, Clearwire shall cause Clearwire Parent to issue a new share certificate for the Equity Royalty shares as are retained by Licensee. Except to the extent expressly required by this Section 2(a), in no event shall Licensee be required to return or refund any portion or the whole of the Equity Royalty notwithstanding any termination of this Agreement and this Section 2(a) shall survive the termination of this Agreement.(11)

          (B) UPFRONT ROYALTY.(12)

          (C) MONTHLY ROYALTIES. Within five (5) business days following the Commencement Date and by the first day of each month thereafter throughout the Term, Clearwire will pay Licensee a monthly royalty (as it may be adjusted pursuant to Section 2(c)(i) and (ii), the "MONTHLY ROYALTIES") as shown in the following table. The Monthly Royalty due for any partial calendar month, at the commencement of the Commencement Date or expiration of the Term, shall be prorated. If the FCC grant of the De facto Transfer Authorization is stayed by the FCC or by any Federal court on appeal of the FCC's grant, and such stay precludes the provision of the capacity of the Channels during its effective period, no Monthly Royalties shall be paid during the period of that legal incapacity, and for any period of such incapacity that lasts for less than a full calendar month, the Monthly Royalty for that month shall be pro rated.

YEAR IN WHICH ROYALTY IS PAID   MONTHLY ROYALTIES (13)
-----------------------------   ----------------------
          2006-2010                   $__________
          2011-2015                   $__________
          2016-2020                   $__________
          2021-2025                   $__________
          2026-2030                   $__________
          2031-2036                   $__________

----------
(11) This Section 2(a) does not apply to School District IUAs, and should be replaced with the word "RESERVED" in those IUAs.

(12) For Instruction Telecommunications Foundation, Inc. and North American Catholic Educational Programming Foundation, Inc. IUAs, insert Rider A for those of its IUAs executed prior to the date that any of its IUAs are granted by the FCC and Rider B for those IUAs executed after the date that any of its IUAs are granted by the FCC. For all other Licensees, insert Rider B.

(13) Insert Monthly Royalty as expressed in Schedule A of the Master Agreement.

               (i) LIMITED CPI ADJUSTMENT. On August 31, 2012 and on each anniversary thereof (August 31, 2012 and each anniversary, an "ADJUSTMENT DATE"), the Monthly Royalties shall be increased by multiplying each Monthly Royalty, as it may have been previously adjusted pursuant to this clause (i), by the sum of (A) one plus (B) the Adjustment Factor, as defined below in this section. [***] "CPI" means The Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items, 1984-1986=100 as published by the Bureau of Labor Statistics of the United States Department of Labor; provided, however, in the event that the CPI (or a successor or substitute index) is not available, a similar reliable U.S. governmental or other nonpartisan publication selected by Licensee will be used.

               (ii) ADJUSTMENT RELATED TO BUILD-OUT. The Monthly Royalties will be adjusted, if required, pursuant to Section 7.11 of the Master Agreement.

          (D) PREPARATION REIMBURSEMENT. Within ten (10) days after the Effective Date, Clearwire shall reimburse Licensee for the preparation of this Agreement in the amount of __________.(14) This obligation shall apply without regard to whether or not this Agreement is subsequently terminated.

          (E) PAYMENT RECEIPT ADDRESS. Absent notice of different instructions from Licensee, all cash payments to be paid to Licensee shall be paid by check mailed to the following address, which address may be changed by Licensee by notice to Clearwire:

                     _____________________________________
                     _____________________________________
                     _____________________________________
                     _____________________________________
                     Attn: ___________________________(15)

          (F) W-9. Within ten (10) days following the execution of this Agreement, Licensee shall deliver a completed IRS Form W-9 to Clearwire.

          (G) No Set-Off. All payments of Upfront Royalties, Equity Royalties
(16) and Monthly Royalties shall be made without set-off except for a sum that Licensee is finally determined to owe Clearwire by arbitration conducted pursuant to this Agreement.

----------
(14) Insert $1,500 if the Effective Date is on or before September 28, 2006 or $2,500 if the Effective Date is after September 28, 2006.

(15) Insert Licensee-provided mailing address.


                     [*** Confidential Treatment Requested]

          (H) CLEARWIRE PARENT GUARANTEE OR LETTER OF CREDIT. Clearwire shall cause Clearwire Parent to comply with its guarantee and letter of credit obligations set forth in the Master Agreement with respect to this Agreement, and shall not permit Clearwire Parent to repudiate any such guarantee unless it is replaced by a letter of credit issued in compliance with the application provisions of the Master Agreement. Any violation of this Section 2(h) constitutes a material default of this Agreement.

          (I) INTEREST ON OVERDUE AMOUNTS. Clearwire shall pay interest to Licensee on all payments owed under this Agreement more than thirty (30) days in arrears, accruing from the original payment due date and continuing until payment of the amount due, in an amount equal to the greater of (i) ten (10) percent or (ii) a fluctuating rate equal to the "Prime Rate" as announced from time to time by The Wall Street Journal plus [***] percent, but in no event exceeding the highest lawful rate of interest that may be charged or collected (the "DEFAULT INTEREST RATE"). Accrued interest shall be due and payable monthly. In addition, for payments owed under this Agreement thirty (30) days or more in arrears, a penalty equal to [***] percent of the payment owed shall be immediately due and payable.

3.   EXCLUSIVE NEGOTIATION PERIOD

     For a time period beginning [***] Licensee will negotiate in good faith exclusively with Clearwire about a possible renewal of this Agreement. During such period, Licensee and its agents and advisors will not discuss or solicit other opportunities to enable third parties to make use of the Channels.

4.   FREQUENCY BAND TRANSITION

     The Channels covered by this Agreement either have been or will be subject to relocation to different frequencies and/or to different technical characteristics in accordance with a transition plan adopted in accordance with the FCC Rules promulgated in WT Docket No. 03-66 (the "TRANSITION"). In the event that the Transition is not complete, the remaining provisions of this
Section 4 shall be effective and, otherwise, shall be ineffective. Clearwire and Licensee will cooperate in the Transition in accordance with FCC Rules, to facilitate Clearwire's and Licensee's use of the Channels, consistent with this Agreement. To the extent that, after the Commencement Date, the FCC allows Licensee to participate in selecting the entity initiating and/or overseeing the Transition of the Channels (the "PROPONENT"), then Licensee will designate and otherwise reasonably promote Clearwire or its designee as Proponent or co-Proponent and otherwise support Clearwire's interests in the means and outcome of the Transition to the extent permitted by FCC Rules and consistent with Licensee's Transition rights thereunder and interests hereunder and after expiration or termination of this Agreement; provided, however, if Licensee is obligated by any other agreement relating to other channels in the market to promote some other party as Proponent or co-Proponent, Licensee's equally qualified support for both Clearwire and such other party shall fully satisfy Licensee's obligations in this sentence. Licensee will consult with Clearwire before adopting, consenting to, or otherwise agreeing to any change of frequencies or characteristics of the Channels after the Commencement Date other than those changes specified by FCC Rules. After the

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(16) Delete ", Equity Royalty" from School District IUAs.

[* * * Confidential Treatment Requested]

Commencement Date, Licensee will use its commercially reasonable efforts to make Clearwire aware of and to seek the permission of meeting participants to allow Clearwire to participate in its scheduled meetings with the Proponent to the extent they concern Transition of the Channels to channel plans required or allowed as an outcome of the FCC's transition proceedings, provided that Licensee is aware sufficiently in advance of the meeting that it will involve that subject matter. In any event, Licensee will provide Clearwire with a summary report of any meetings or discussions with such third persons occurring after the Commencement Date in which Clearwire was not invited to participate. In the event that neither Clearwire nor any third party initiates and/or completes the Transition of the Channels within the time frames specified by the FCC, Licensee may, at its sole option, avail itself of any "self-transition" rights made available pursuant to FCC Rules. Licensee's reasonable costs of such self-transition will be paid and/or reimbursed by Clearwire in their entirety.

5.   CAPACITY REQUIREMENTS AND USES; CERTAIN LICENSEE ACCESS RIGHT ROYALTIES

          (A) Clearwire Capacity. On and after the Commencement Date, subject to FCC Rules and the restrictions imposed thereby, Clearwire will have the right to use all of the capacity of the Channels other than Licensee's Reserved Capacity, the Access Right Royalties and Licensee's other rights and benefits granted by this Agreement or the Master Agreement ("CLEARWIRE CAPACITY") and, subject to FCC Rules and the power of the FCC to control the radio frequency spectrum, Licensee shall not use Clearwire Capacity or enter into any agreement to allow any third party to use Clearwire Capacity other than as may be contemplated by this Agreement.

          (B) Licensee's Reserved Capacity. AS USED IN THIS AGREEMENT, "Licensee's Reserved Capacity" MEANS:

               (i) Prior to the Commencement Date, all of the Capacity of the Channels.

               (ii) From the Commencement Date until sixty (60) days after Licensee receives a notice from Clearwire that Clearwire intends to utilize the capacity of the Channels, the lesser of one Channel and that number of Channels Licensee used during the last regular school session immediately preceding the Effective Date (the "LEGACY RESERVATION"), which Licensee may use to provide services that further the educational mission of accredited schools ("LICENSEE'S CAPACITY"). Licensee's operations pursuant to Section 5(b)(i) and (ii) are solely in furtherance of Licensee's educational charter and are not intended for the benefit of Clearwire or conducted in exchange for any royalties or other consideration.

               (iii) After the later of the Commencement Date and the date that any one or more of the Channels is engineered to operate in any digital modulation (the "LEGACY STOP DATE"), in respect of Licensee's educational reservation covering the five percent (5%) educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "EDUCATIONAL RESERVATION"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter by applying the Dispute Resolution Procedures.

               (C) [***]

               (D) SECTION 27.1214(E) AMENDMENTS. To the extent required under
Section 27.1214(e) of FCC Rules, on the date that is [***] after the Effective Date and every [***] thereafter during the Term, Licensee shall have a period of sixty (60) days to request a review of its minimum educational use requirements, in which event and at which time the Parties shall negotiate in good faith an amendment to this Agreement that accommodates any bona fide changes in educational needs, technology and other relevant factors. Any such amendment shall provide, among other terms and conditions agreed to by the Parties: (i) with respect to Licensee and any Educational End Users (defined below) for whom Clearwire has provided an Educational Account, Clearwire shall make available any equipment, services or software upgrades that Clearwire makes generally available to Clearwire's retail customers subscribing to the same tier of service in the Market Area over Broadband Radio Service or EBS facilities; (ii) to the extent such amendment materially increases Clearwire's monthly costs either to operate its leased capacity or to meet Licensee's changed educational use requirements, whether or not such costs will be offset by a reduction in the Monthly Royalties for the remainder of the Term, a refund in an amount to be agreed upon by both Parties, or both; (iii) Clearwire may accommodate changes in Licensee's Reserved Capacity through any reasonable means available so as to avoid disruption to the advanced wireless services provided by Clearwire; and
(iv) Clearwire shall not be required to accommodate changes in Licensee's Reserved Capacity in a manner that has a negative economic impact on Clearwire or Clearwire's commercial operations under the Agreement. The adjustments set forth in this subsection shall be in addition to, and not in lieu of, adjustments set forth in other portions of this Agreement or the Master Agreement. Neither Party shall have any obligation to enter into any amendment pursuant to this Section.

               (E) CHANNEL SWAPPING; COSTS.

[Clearwire may not require Licensee to swap Channels, by assignment of FCC License, sublicensing or otherwise, without the prior written consent of Licensee, which Licensee may withhold at its discretion.](17)

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(17) Use the bracketed language in all IUAs other than those executed by Instruction Telecommunications Foundation, Inc. or North American Catholic Educational Programming Foundation, Inc.

                     [*** Confidential Treatment Requested]

[After the Commencement Date, provided that Clearwire is not in breach of this Agreement, Clearwire shall be permitted to require Licensee to swap all but not less than all of the spectrum authorized by the FCC License for Suitable Replacement Spectrum licensed to one entity (the "SWAP PARTNER") in either the Geographic Market or one different U.S. market without Licensee's consent, provided that Licensee receives the same benefits it would otherwise receive from Clearwire under this Agreement, such swap is reversed at the expiration or termination of this Agreement and Licensee receives assurances reasonably acceptable to Licensee that it will receive back from the Swap Partner within six (6) months after such expiration or termination the same or superior channels and channel rights Licensee provided to the Swap Partner (as reasonably determined by Licensee), without any lien or encumbrance and free of the rights of third parties. Clearwire agrees to bear all costs and expenses associated with the implementation of channel swapping and reversal of the swap, including without limitation the reasonable out-of-pocket costs of Licensee's engineering consultants and attorneys. The foregoing requirements with respect to the reversal of a swap shall survive the expiration or termination of this Agreement, unless termination is caused by Licensee's breach of this Agreement. "SUITABLE REPLACEMENT SPECTRUM" means regular FCC Authorization (and not special, special temporary, experimental or developmental authorization) in Licensee's name and entitling Licensee to use one FCC-defined channel (plus related guardbands, if any) for each FCC-defined channel (and associated guardband segment, if any) provided to the Swap Partner (an "ASSIGNED CHANNEL"), and each such replacement channel (and associated guardband segment, if any) (a "RECEIVED CHANNEL") shall have the following additional characteristics: (1) it is swapped along with the other Channels to a single licensee having the same number of channels; (2) it may not be Broadband Radio Service ("BRS") Channel 1, 2 or 2A; (3) it shall be of an entire EBS channel (e.g., EBS Channel Gl) as defined in FCC Rule 27.5(i) or any successor rule, and not a channel created from parts of FCC-defined channels; (4) Licensee's upper or lower band segment Channels (or, if pre-Transition, Licensee's Channels bearing FCC-assigned numbers 1, 2 or 3) must be replaced with three upper or lower band segment channels (or, if pre-Transition, channels bearing FCC-assigned numbers 1, 2 or 3) that will be contiguous through the post-Transition period; (5) it shall have a FCC-defined geographic service area ("GSA") at least as large as that of the Assigned Channel of like number (e.g., Gl and Dl); (6) its GSA shall include a total estimated population at least as large as the total estimated population within the GSA of the Assigned Channel of like number; (7) if the Received Channel is subject to any Interference Consent(s), those Interference Consent(s) must meet the requirements for classification as Conforming Interference Consents and provide Licensee, after the swap, with the same rights the Licensee would have pursuant to a Conforming Interference Consent as reasonably determined by Licensee; (8) the Received Channel's authorization shall not be subject to any facts or circumstances which Licensee reasonably determines could cause its FCC authorization to be cancelled, forfeited, revoked, subject to cancellation, forfeiture or revocation, or not to be able to transition to its default channel specified in FCC Rule 27.5(i)(2) or any successor rule; (9) the Received Channel shall be free and clear of all liens, encumbrances, and rights of persons (with the exception of third party leases that will not apply after the swap and except agreements permitted under clause (7)); and (10) the Received Channel shall be free of any unusual license conditions not also applicable to the Assigned Channel. Clearwire's right to require Licensee to swap is subject to FCC consent and the consent of the Swap Partner. Notwithstanding the foregoing in this Section 5(e), Licensee shall reasonably consider channel swaps for spectrum that is not Suitable Replacement Spectrum.](18)

6.   EQUIPMENT; CONTINUATION OF ACCESS RIGHT ROYALTIES; CONTROL OF OPERATIONS

          (A) OPERATION AND MAINTENANCE OF EQUIPMENT. Subject to the last sentence of this Section 6(a), prior to the Legacy Stop Date (as defined in Section 5(b)(iii)), Licensee may operate the legacy video transmission equipment currently in place, if any (including replacements thereto), for the Channels (the "EBS EQUIPMENT") at each transmission site (including substituted and additional sites), it being understood that Licensee's operations under this
Section 6(a) are solely for Licensee's educational purposes. If Licensee chooses not to operate the transmission equipment currently in place or replacements thereto, then Licensee and Clearwire will cooperate in filing all necessary applications and notices with the FCC to "go dark" and not transmit on the Channels for an allowed period of time or notify the FCC that Licensee has ceased operation. If Clearwire or any of its Affiliates has EBS and/or BRS spectrum operations in the Market Area of the Channels, then Clearwire will operate legacy video for Licensee at Clearwire's expense until the earlier of the Legacy Stop Date and the end of the Transition.

          (B) MAINTENANCE OF LEGACY EQUIPMENT. Subject to the last sentence of
Section 6(a), while operating a video system for Licensee's educational purposes under Section 6(a), it is Licensee's responsibility to operate and maintain its video equipment.

          (C) EQUIPMENT PURCHASE OR LEASE OPTION; TAIL SERVICES AND EQUIPMENT.

               (i) Subject to subsection (ii) below, in the event this Agreement expires or is terminated for any reason other than a default by Licensee, Licensee shall have the option, upon giving notice to Clearwire within thirty (30) days of such expiration or termination (the "PURCHASE OPTION PERIOD"), to purchase the whole or any part as determined by Licensee of transmission and reception equipment (not including any tower rights) then in operation that is used to transmit Licensee's Reserved Capacity on the Channels, whether such equipment is dedicated entirely to Licensee's Reserved Capacity or shared (the "LICENSEE'S SPECIFIED EQUIPMENT"), or equivalent equipment. The price for such equipment shall be equal to the lesser of the (x) [***]

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(18) Use bracketed language only in Instruction Telecommunications Foundation, Inc. and North American Catholic Educational Programming Foundation, Inc. IUAs.


[*** Confidential Treatment Requested]

     [***]

               (ii) If Licensee notifies Clearwire of its desire to acquire Licensee's Specified Equipment and Additional Equipment-Related Features, in lieu of selling the Licensee's Specified Equipment and Additional Equipment-Related Features to Licensee as specified in subsection (i) above, Clearwire shall have the option instead to lease such to Licensee for an initial term of one year, renewable annually at the option of Licensee for as many as nine (9) one-year renewal terms. During the period of such lease, Clearwire shall have the right to share the use of Licensee's Specified Equipment and Additional Equipment-Related Features, so long as such sharing does not diminish the utility to Licensee. The monthly amount payable by Licensee to Clearwire to lease these items shall be the lesser of: (x) [***] of fair market value of the Licensee's Specified Equipment and Additional Equipment-Related Features at the commencement of the initial lease term, and (y) Clearwire's [***] of leasing Licensee's Specified Equipment and Additional Equipment-Related Features to Licensee.

               (iii) For the purposes of this Section 6(c), determinations of fair market value shall be made by an independent engineering firm selected by Licensee and subject to approval by Clearwire, and the cost of reaching such determination shall be shared equally by parties.

[* * * Confidential Treatment Requested]

               (iv) For a period of [***] after the expiration or termination of this Agreement, unless termination resulted from Licensee's breach of this Agreement, Licensee shall have the right to continue to receive the same in-kind facilities, services and benefits Licensee received during the Term, including each of the Access Right Royalties under Section 7, on the most favorable terms and conditions, including price, as Clearwire or any of its Affiliates offers such Access Right Royalties, or services and equipment substantially similar thereto. When Clearwire provides Licensee with the price and other terms for the Access Right Royalties under this paragraph, Clearwire will also provide an officer's certificate certifying that such pricing and other terms meet the requirements of this Section 6(c) and are the MFN Price. The provisions of this Section 6(c) shall survive the expiration or termination of this Agreement for any cause, unless termination is caused by Licensee's breach of this Agreement.

          (D) OPERATION OF FACILITIES ON THE CHANNELS TO MEET SUBSTANTIAL SERVICE REQUIREMENTS. In addition to the foregoing, Clearwire, at its expense, will construct, operate and maintain facilities for the Channels that provide operating transmission and coverage capability sufficient to satisfy minimum build-out, operational, service or performance requirements applicable to the Channels or which must be satisfied to avoid a reduction in Channels or their capacity, including substantial service standards, all as required or prescribed under then-applicable FCC Rules. Without limiting the generality of the foregoing, Clearwire shall have constructed and maintained in service such facilities operating on the Channels as are needed to qualify for a "safe harbor" under the FCC Rule 27.14(e)(l)(ii) and/or 27.14(e)(2), as they may be amended from time to time, or any other applicable "safe harbor" as may be reasonably acceptable to Licensee, so that Licensee would qualify for at least one of such "safe harbors" on [***] substantial service showing deadline of FCC Rule 27.14(e) had been advanced to [***] and Clearwire shall continue to maintain such facilities in service between [***] and the later of [***] and such date to which the FCC may extend the substantial service showing deadline so as to ensure that the FCC finds that Licensee has met the substantial service requirement under FCC Rule 27.14(e). In the event that the FCC by Final Order effective prior to [***] extends the substantial service showing date beyond [***], then the [***] deadline shall be extended to the date that is sixteen
(16) months before such extended date. In the event that Clearwire determines that it may not satisfy the [***], and if, by [***], Clearwire demonstrates to Licensee's reasonable satisfaction that Clearwire will meet the [***] deadline if this deadline is extended to [***], then this deadline shall be extended to [***] by written notice from Licensee to Clearwire. In the event that (i) Clearwire elects to make such demonstration by [***], and Licensee informs Clearwire that Licensee is not reasonably satisfied that Clearwire will meet the [***] if the deadline for it is extended to [***], or (ii) Clearwire does not make such a demonstration by [***], Clearwire shall be in material breach of this Agreement and Clearwire shall have a cure period to meet the [***] that ends on [***], notwithstanding any longer cure period or requirement for breach notice for non-payment breaches provided by Section 11(c). If Clearwire fails to meet the [***] by the end of that thirty (30) day cure period, Licensee shall have the right to terminate this Agreement or to build such facilities as qualify for a "safe harbor" under Section 27.14(e) of FCC Rules, and Clearwire shall reimburse Licensee's reasonable costs of doing so. In the event Clearwire makes such

                     [*** Confidential Treatment Requested]
demonstration to Licensee's reasonable satisfaction, but fails to satisfy the [***], such failure shall constitute a material breach by Clearwire, for which there shall be no requirement of breach notice or opportunity to cure notwithstanding Section 11(c), and Licensee shall have the right to terminate this Agreement or to build such facilities as qualify for a "safe harbor" under
Section 27.14(e) of FCC Rules, and Clearwire shall reimburse Licensee's reasonable costs of doing so.

          (E) CONTROL OVER OPERATIONS. On and after the Commencement Date, Clearwire shall exercise such day-to-day operational control over operations on the Channels as permitted by FCC Rules pertaining to de facto transfer agreements under its secondary markets rules; provided, however, that Licensee shall retain such powers of oversight and control as are needed to ensure compliance with standards of conduct for which Licensee remains accountable to the FCC or as otherwise reserved by this Agreement. In the event (A) Licensee becomes aware of an on-going violation or repeated violations by Clearwire of the Communications Act or the FCC Rules governing its use or Licensee's use of the Channels (collectively, the "Governing Rules"), or any other violation of the Governing Rules that might adversely affect Licensee's rights in the License, might impose unreimbursed liability on Licensee as licensee of the Channels or might cause the FCC to revoke, cancel, rescind or materially adversely modify the De facto Transfer Authorization and (B) after Licensee gives notice to Clearwire of such violations), Clearwire does not immediately, in the case of an on-going violation, begin to cure such violation and fully effect such cure within thirty (30) days or such period that the FCC may specifically impose, and in the case of repeated violations, take steps to prevent such violations in the future and fully effect such steps within thirty
(30) days or such period that the FCC may specifically impose, such that the violation does not re-occur, Licensee shall be entitled to take action to force Clearwire to immediately cease such violation(s), immediately comply with the Governing Rules and take such preventative steps, all at Clearwire's expense, and including the right to immediately seek injunctive relief, and in each case without first giving Clearwire any further notice or awaiting any further cure period.

7.   ACCESS RIGHT ROYALTIES

     Clearwire shall provide the access right royalties described in this
Section 7 (the "ACCESS RIGHT ROYALTIES") from and after the later of the Commencement Date and the first commercial launch by Clearwire of its wireless services on the Channels or other EBBS or BRS channels in the Geographic Market of the Channels.

          (A) COST-FREE EDUCATIONAL ACCOUNTS. Included in the Access Right Royalties provided to Licensee, Licensee shall be entitled to Cost-Free Educational Accounts in respect of the Educational Reservation and the Additional Cost-Free Educational Accounts as provided in this Section 7.

               (i) Educational Reservation Basic Cost-Free Educational Accounts.

                    A. In respect of Licensee's educational reservation covering the [***] educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "EDUCATIONAL RESERVATION"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the

                     [*** Confidential Treatment Requested]

          Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter by applying the Dispute Resolution Procedures.

                    B. Initially, Clearwire shall provide Licensee [***] Cost-Free Educational Account per Cell Site in the Market Area (each a "BASIC COST-FREE EDUCATION ACCOUNT"). The number of Cost-Free Educational Accounts provided pursuant to this Agreement shall be adjusted upward every [***] proportionate to the growth of the overall data capacity of Clearwire's network in the Market Area of the Channels. The growth (if any) in the overall data capacity shall be determined as set forth in Section 20(b)(iii).

          (B) ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS. In addition to, and not in lieu of, the Cost-Free Educational Accounts provided to Licensee by Clearwire pursuant to the Educational Reservation as set forth in Section 7(a), Clearwire shall provide Licensee with additional Cost-Free Educational Accounts in the number computed in accordance with this Section 7(b) (the "ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS").

               (i) Number and Periodic Adjustment. Licensee will have access to additional spectrum capacity on Clearwire's National Platform in the form of Cost-Free Educational Accounts equal to the greater of (X) [***] Cost-Free Educational Accounts per Sector in the Market Area of the Channels and (Y) the quantity of Cost-Free Educational Accounts determined by applying the Formula Quantity. The number of Additional Cost Free Educational Accounts that Clearwire is obligated to provide to Licensee shall be recalculated and revised annually as of January 31 of each calendar year.

                    A. Educational End Users. Cost-Free Educational Accounts shall be exclusively for Educational End Users and not for resale, assignment or transfer by Licensee outside of its Educational End User environment or to persons who cease to be officially associated with such Educational End User. (By way of example, a university may resell the service to its students, faculty, administrators and staff, while such persons are involved with the university, but shall cease to provide the service if a member of the faculty terminates employment or a student graduates and ceases to be involved in university matters.)

                    B. Time of Delivery. The Additional Cost-Free Educational Accounts shall be provided by Clearwire to Licensee pursuant to this
          Section 7(b) upon the commercial launch of Clearwire's broadband wireless service in the Market Area of the Channels, or the applicable Commencement Date thereof if later.

          (C)  LICENSEE MVNO.

                     [*** Confidential Treatment Requested]

               (i) In addition to the right to Cost-Free Educational Accounts, Licensee shall have the right to resell the Clearwire service in the form of MVNO Educational Accounts to Educational End Users in the Market Area. An "MVNO EDUCATIONAL ACCOUNT" shall have the identical characteristics as a Cost-Free Educational Account, except that there shall be a charge to Licensee as determined pursuant to this Section 7(c). Clearwire shall sell to Licensee such services, at a cost equal to the lowest wholesale rate provided by Clearwire to an arms-length third party in the Market Area of the Channels or other comparable market pursuant to any applicable agreement. However, the number of MVNO Educational Accounts is limited in such Market Area to twice the number of Cost-Free Educational Accounts for such Market Area.

               (ii) Mechanics. The resale of Clearwire's services pursuant to this Section 7(c) shall be accomplished pursuant to a standard Clearwire wholesale agreement form revised to be consistent with the terms of this Agreement, which will be provided to Licensee upon its request to resell an MVNO Educational Account to an Educational End User. Such arrangement shall be executed not later than thirty (30) days after the availability of such services.

          (D) ACCESS TO EDUCATIONAL END USER DEVICES. Clearwire shall also make any end-user equipment used in the Clearwire National Platform available for purchase by Licensee at [***] above Clearwire's cost to acquire such end-user equipment. Equipment provided to Licensee pursuant to this section shall be used solely by Educational End Users and not for resale.

          (E) SHARING OF FEATURES AND SERVICE SETS. Licensee shall have access to, and full use of, system capabilities, services and feature sets that are generally provided to Clearwire's retail customers or wholesalers to mass market customers. Licensee shall have access to reasonably necessary support made available to Clearwire's commercial customers generally, and that is reasonably necessary for Licensee to offer services to its Educational End Users as contemplated by their agreement. Licensee shall have access to new capabilities, features and service sets within six months of the time that Clearwire makes them available to customers generally, but not earlier than the Commencement Date.

          (F) ORDERING COST-FREE EDUCATIONAL ACCOUNTS AND ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS; DELIVERY AND INSTALLATION. Licensee may activate Cost-Free Educational Accounts and Additional Cost-Free Educational Accounts at no cost to Licensee, via submission of a standard Order Form or online ordering to Clearwire, to the extent consistent with the terms of this Agreement. Clearwire will fill each such order within the standard delivery interval by which it activates new service requests for subscribers generally, and shall ship associated user units to Licensee's requested destination or complete installation of user equipment which normally is installed by Clearwire, its Affiliate or a contractor of either of them within the standard installation interval by which it makes new installations of user units. Licensee shall comply with all laws and obtain any necessary governmental permits or approvals, and third party approvals, which are necessary in order for Clearwire to undertake an installation.


                     [*** Confidential Treatment Requested]

          (G) TERMS OF USE. To the extent not inconsistent with the terms of this Agreement, Licensee's ordering and use of Cost-Free Educational Accounts, the Additional Cost-Free Educational Accounts and MVNO Accounts, and the use of such services by Licensee's users and permitted users, shall be governed by the acceptable use policy and terms of service, and such other policies of general applicability which apply to such services, which are subject to amendment and may be found at http://www.clearwire.com or such other URL as may be designated; provided, however, that financial terms contained in the terms of service shall not apply to such services. In addition to the foregoing policies, but only to the extent not inconsistent with the terms of this Agreement, Clearwire may specify from time to time, in its sole discretion, reasonable and non-discriminatory procedures for the activation, addition, deletion or substitution of services to Licensee, its users and permitted users that do not impose obligations on or detract from the services received by Licensee or its permitted users.

          (H) EQUIPMENT AND SOFTWARE. For Licensee and any permitted users for whom Clearwire provides services pursuant to this Section 7, Clearwire shall make available any equipment, services or software, including upgrades, that Clearwire makes generally available to Clearwire's or its Affiliate's retail customers subscribing to the same tier of service in the market(s) where it is used over BRS or EBS facilities. In the event that any equipment upgrade involves replacement of equipment, the replaced equipment shall be returned to Clearwire or its designee and title to the replacement equipment shall transfer to Licensee or its designee.

          (I) TITLE. All equipment provided by Clearwire to Licensee shall be the property of Licensee or its designee(s), free and clear of all liens and encumbrances, when paid in full (if any payment is required). Licensee shall own, and be solely responsible for the maintenance and operation of, all facilities installed at Licensee's locations and receive sites, including the sites of its permitted users, subject to manufacturers' warranties.

          (J) PREFERRED CONTENT PROVIDER.

               (i) Scope. In the event that Clearwire provides third party content to customers over its network in the Market Area of the Channels, Licensee may elect to become a "PREFERRED CONTENT PROVIDER" over such network in such Market Area for such duration as Licensee may select. As a Preferred Content Provider, Licensee shall have the same degree of access to, and use of, any system capability, service or feature set that is provided to premium third party content providers.

               (ii) Service Sets and Features. To the extent that Clearwire's or its Affiliates' most favored program suppliers pay for features and/or service sets, Licensee shall pay an equal amount for equal features and/or service sets to the extent that Licensee elects to utilize them. Licensee agrees that the programming that Licensee supplies to customers through Clearwire's network will be educational in nature. Licensee agrees not to resell Clearwire's network access, features and/or service sets to third parties, except in accordance with Sections 7(b)(i)a, and 7(c).

               (iii) Capacity Constraints. Clearwire reserves the right to restrict the use of the capabilities and services made available to Licensee as a Preferred Content Provider under this Section 7(j) if such use is no longer commercially and technically feasible due to limitations in network capabilities. Clearwire shall comply with the provisions of this Agreement and the Master Agreement to ensure timely access to information about capacity usage and permit Licensee a reasonable opportunity to secure alternative access.

          (K) DEFINITIONS.

               (i) "ADDITIONAL COST-FREE EDUCATIONAL ACCOUNT" is defined in
     Section 7(b).

               (ii) "CELL SITE" means a tower, building or other outdoor structure equipped with one or more antennas to serve the surrounding area.

               (iii) "CLEARWIRE NATIONAL PLATFORM" means all Market Areas and all other areas within the United States where Clearwire and its Affiliates provide comparable services.

               (iv) "COST-FREE EDUCATIONAL ACCOUNT" means a wireless broadband connection that Clearwire or its affiliate provides to Licensee without charge or expense to Licensee. Cost-Free Educational Accounts shall have the same capacity and characteristics as the highest level of premium mass market retail service provided on Clearwire or its affiliate's network in the market where it is used. Multiple individuals that are associated with an Educational End-User may share the same Cost-Free Educational Account through Wi-Fi hotspots, local area networks, and other means. To the extent not inconsistent with the terms of this Agreement, the Cost-Free Educational Accounts shall be subject to the terms of Clearwire's then generally applicable Acceptable Use Policy. The Cost-Free Educational Accounts shall be fully portable anywhere within the Clearwire National Platform to the extent that Clearwire offers such portability to any customer.

               (v) "EDUCATIONAL END USERS" or "EEU" shall be only non-profit entities, educational entities and/or Social Welfare Agencies that use the services for their own purposes, provided that Licensees shall not provide such services pursuant to a request-for-proposals (RFP) or other substantially similar commercially competitive opportunities, and Licensees shall not provide such services to any entity if such entity already has an existing business relationship with Clearwire. For this purpose, "SOCIAL WELFARE AGENCIES" includes only (1) those governmental and quasi-governmental agencies and departments that provide as their primary service public welfare assistance services (such as low-income housing, food stamps, or domestic violence services) to the public or (2) correctional institutions that use the service in connection with a written agreement with the Licensee for specific programming content produced or procured by Licensee or with whom Licensee has had a prior written relationship; provided that such programming content is delivered to such correctional institutions without charge or other fees. Social Welfare Agencies shall specifically exclude treasury and revenue services departments, law enforcement agencies, legislatures, the office of the mayor and the military.

               (vi) "FORMULA QUANTITY" as of any date, is the product, rounded up or down to the nearest whole number, obtained by multiplying: (a) the Local Channel Ratio by (b) [***], and by (c) the number of subscribers served by Clearwire or any of its affiliates in the Market Area of the Channels as of the end of the previous calendar year. In the event that this product is a fraction, it shall be rounded up or down to the nearest whole number.

               (vii) "GEOGRAPHIC MARKET" means the larger of (A) the area covered by the GSA(s) of the Channels, as amended from time to time, without regard to any subsequent swap affecting the Channels after the Effective Date, and (B) such GSA(s) combined with the area(s) covered by the substantially overlapping GSA(s) of EBS and/or BRS systems which Clearwire or any of its Affiliates have the right to use in that same market.

               (viii) "LOCAL CHANNEL RATIO" is the fraction obtained by dividing the number of Channels as of the date of the calculation by the total number of EBS and BRS channels in the Market Area of the Channels with substantially overlapping GSAs then used to provide service in such Market Area licensed to or under a use agreement with Clearwire or any of its Affiliates (including those of Licensee) as of that date, in each case determined without multiplying a channel by the number of times it is deployed.

               (ix) "MARKET AREA" means the network coverage footprint of the network of Clearwire and its Affiliates which includes all or part of the GSA(s) of the Channels in the Geographic Market, based on its build-out engineered for services from time to time once it has commenced commercial operation.

               (x) "MARKET AREA OF THE CHANNELS" is the Market Area of the Channels as of the Effective Date.

               (xi) "MVNO ACCOUNTS" means a broadband connection and related Services that Clearwire or its affiliate provides, including such user equipment as Clearwire or its affiliate may provide for such connection services.

               (xii) "ORDER FORM" is a form which elicits such information as is reasonably required by Clearwire to provide the service, and which does not contain any provision that modifies the service or any provision that is inconsistent with this Agreement. It is agreed that Clearwire Order Forms will be in the form of its standard order forms.

               (xiii) "SECTOR" means a directional antenna located at a cell site that serves a portion of a Cell Site area.

8.   INTERFERENCE CONSENTS

     Upon advance written notice to Licensee given after the Commencement Date, Clearwire shall have the right to enter into agreements ("INTERFERENCE CONSENTS") allowing third party licensees and operators to operate transmitters that cause greater levels of signal strength within the Licensee's GSA than otherwise is permitted under Part 27 of FCC Rules in order to coordinate Clearwire's operations in Licensee's GSA with those of third parties. This right shall apply only to such Interference Consents ("CONFORMING INTERFERENCE CONSENTS") as (1) by their


                     [*** Confidential Treatment Requested]
terms expire upon the earlier of the expiration or termination of this Agreement; (2) do not result in or allow operations as may result in a degradation in the value of the Channels or any impairment of the FCC License for the Channels that is material or will continue beyond the expiration or termination of this Agreement; (3) are limited to terms and conditions providing for fair and reciprocal rights and limitations for and on the operation of Licensee's facilities and the facilities of the other party in connection with system coordination inside Licensee's GSA and at Licensee's GSA boundaries and provisions ancillary thereto, but not channel swapping; (4) do not cede, grant or provide any part of the Licensee's GSA or channel capacity to a third party;
(5) do not allow the placement of third party transmitters operating on the frequencies of any of the Channels within the Licensee's GSA, except for transmitters operated pursuant to Special Temporary Authority for not more than a total of 180 days plus a renewal period of not more than 180 days, and in any event ending prior to the expiration or termination of this Agreement; and (6) do not prevent the construction of facilities sufficient to qualify the Licensee for a substantial service safe harbor pursuant to the terms of this Agreement. Third-party rights to use Licensee's GSA or channel capacity other than those matters related above are to be handled in accordance with the assignment or sublicensing provisions of this Agreement.

     All Interference Consents entered into by Clearwire pursuant to this Section shall provide that the Licensee has the right to require the third party to cease operations that required the Interference Consent to exist upon the expiration or termination of this Agreement, including the right of specific performance of such requirement and the payment by the third party of attorneys' fees in enforcing that right, and that such rights shall not be affected or diminished by any default by Clearwire. Except in connection with a permitted assignment of this Agreement itself, Clearwire shall have no right or power to assign any such Interference Consent, it being understood that Clearwire's rights to enter such Interference Consents is based upon a special relationship with Licensee. Unless termination results from Licensee's material breach of this Agreement, Clearwire shall be responsible for any unreimbursed cost or damages to Licensee as a result of a third party's failure to cease operations upon expiration or termination of the Agreement, and shall pay Licensee's legal fees in connection with enforcement of the Interference Consent. The rights in this paragraph shall survive the expiration or termination of this Agreement for any cause.

     Clearwire shall not enter into any Interference Consent, or any amendment or supplement thereto, without first giving Licensee and its counsel thirty (30) days advanced written notice or such lesser time as may be required by the exigencies of the situation but no less than ten (10) days (the "NOTICE PERIOD") of Clearwire's intention to enter into the consent, amendment or supplement, along with a complete and unredacted form of the consent, amendment or supplement (and any documents to which it refers) and a statement of the Notice Period applicable thereto. In the event that Clearwire intends to execute an Interference Consent, or any amendment or supplement thereto, that materially or substantively differs from the form previously supplied to Licensee, Clearwire shall once again follow the procedure and requirements of the immediately preceding sentence as though no notice of the document in the prior form had been given. During the Notice Period applicable to any proposed Interference Consent, or any amendment or supplement thereto, Clearwire shall answer questions and entertain comments and suggestions of the Licensee. The failure of Licensee to object to any proposed Interference Consent, or any amendment or supplement thereto, shall not constitute a waiver of this Section 8 or be construed as Licensee's implied endorsement of such proposed consent, amendment or supplement.

9. OTHER APPLICATIONS, APPLICATION COSTS; FEES; DE FACTO TRANSFER AUTHORIZATION APPLICATION

          (A) APPLICATION PREPARATION. Clearwire will prepare and submit in its name all applications, amendments, petitions, requests for waivers, and other documents necessary for the proper operation of Clearwire Capacity consistent with this Agreement and Licensee's responsibilities as a FCC licensee. Licensee will prepare and submit all applications, amendments, petitions, requests for waivers, and other documents necessary for the modification, maintenance and renewal of the FCC License that, under FCC Rules, may only be filed by Licensee, including any such filings reasonably requested by Clearwire that are consistent with this Agreement and Licensee's responsibilities as a FCC licensee. The Parties will cooperate in the preparation and submission of all applications, amendments, petitions, requests for waivers, and other documents necessary to secure any FCC approval, consent or other action required to effectuate this Agreement, including the substantial service showing required by [***]. In no event shall Licensee be required to make any filing or to take any position before the FCC or other Government Agency that is inconsistent with Licensee's interests or which Licensee believes in good faith may be construed by the FCC or other Government Agency as inconsistent with its responsibilities as a FCC licensee, not submitted in good faith or submitted for a purpose of delay in a proceeding.

          (B) APPLICATION COSTS. Clearwire will, at its own expense, prepare all applications, notices, certificates, exhibits, consent agreements, approvals or authorizations that Clearwire submits to the FCC or seeks to have Licensee submit to the FCC pursuant to the Agreement. Clearwire will also promptly pay or reimburse Licensee for its reasonable out-of-pocket expenses in connection with the activities requested or required of Licensee by Clearwire under this Agreement, including Licensee's expenses associated with the renewal of any FCC License and with any other filings with, or information requested by, the FCC, or required of Licensee to remain eligible under FCC Rules to provide Clearwire Capacity to Clearwire.

          (C) FEES AND TAXES. Clearwire will pay any Federal spectrum, federal regulatory, universal service, number portability fees, payphone fees, E911 fees and other fees, charges, assessments, impositions and taxes associated with the FCC License or imposed on Licensee as a result of the licensing, regulation or use of the capacity of the Channels by Licensee or Clearwire including, without limitation, any such fees, charges, assessments, impositions and taxes that may be imposed on or with respect to EBS spectrum or spectrum licenses in the future. Clearwire shall pay all such fees, charges, assessments, impositions and taxes upon receipt of notice from the FCC or taxing authority that such fees are due, or upon receipt of at least thirty (30) days advance written notice from Licensee that such fees or charges are due in the event that notice is not sent to Clearwire by the FCC or such taxing authority. Without limiting the generality of the foregoing, Clearwire shall be liable for and shall pay (and shall indemnify and hold harmless the Licensee Indemnified parties against) all sales, use, stamp, documentary, filing, recording, transfer, real estate transfer, registration, duty or similar fees or taxes or governmental charges (together with any interest or penalty, addition to tax or additional amount imposed) as levied by any taxing authority in connection with this Agreement.


                     [*** Confidential Treatment Requested]

          (D) FCC LONG TERM DE FACTO TRANSFER LEASE AND EXTENSION APPLICATIONS. Within ten (10) business days following the execution of this Agreement and prior to consummating the transfer of de facto control of the Channels, the Parties shall cooperate as required to prepare and file with the FCC all forms and related exhibits, certifications and other documents necessary to obtain the FCC's authorization (the "DE FACTO TRANSFER AUTHORIZATION") of the long term de facto transfer caused by this Agreement as set forth in FCC Rule 1.9030(e) as amended from time to time (the "FCC LONG TERM LEASE APPLICATION"). Each Party shall fully cooperate with the other, and do all things reasonably necessary to timely submit, prosecute and defend the FCC Long Term Lease Application, and will promptly file or provide the other Party with all other information which is required to be provided to the FCC in furtherance of efforts to obtain or retain such grant. The Parties shall disclose in the FCC Long Term Lease Application the automatic extension of Clearwire's use rights upon the renewal of the FCC License. The Parties shall include in any FCC License renewal application, or separately request, as necessary, a request to permit Clearwire's use rights for the renewal term of the FCC License, if the Term will continue during any part of such FCC License renewal term. The Parties shall prosecute each such original or renewal application diligently and in good faith, including defending it and the grant thereof against all petitions to deny, informal objections, petitions for reconsideration, applications for review, appeals, writs, requests for stay filed against any such application or its grant, and shall file and prosecute petitions for reconsideration, applications for review, petitions for appeal, notices of appeal, writs of certiorari and associated pleadings challenging any denial of any such application or request. Any fees associated with the filing of the FCC Long Term Lease Application and applications or requests for renewal of the De facto Transfer Authorization, and all costs incurred in preparing, prosecuting or defending any and all petitions for reconsideration, applications for review, appeals, writs, requests for stay and remands of the grant or denial of any such original or renewal application and related pleadings, and for activity (such as oral argument and FCC staff visits) in support thereof, shall be paid by Clearwire. To the extent Licensee is required to file this Agreement with the FCC, the Licensee shall first notify and consult with Clearwire, and will to the extent permitted by the FCC redact all information from the Agreement which Clearwire reasonably designates as confidential including, but not limited to, all payment information.

10.  TRANSFERS OR ASSIGNMENTS

          (A) ASSIGNMENT AND TRANSFER BY CLEARWIRE. Subject to Section 10(c) and
(d), [***] and any required FCC consent or authorization, which [***], Clearwire may assign this Agreement to a third party or experience a Transfer of Control; provided, however, that Clearwire shall remain responsible for the performance of the payment obligations of the assignee pursuant to the Agreement, except that Clearwire shall not be responsible for the performance of the payment obligations of those assignees whose creditworthiness is equal to or better than Clearwire's, as measured by each party's respective bond ratings or other comparable measure, and who sign an agreement with, and reasonably acceptable to, Licensee to assume the obligations of Clearwire hereunder. Licensee's consent may be withheld, if, among other things, Clearwire does not covenant in writing in form and substance reasonably acceptable to Licensee to provide or does not demonstrate to Licensee the capability to provide at the time of assignment or Transfer of Control and thereafter the same level of services, features and access to Licensee, including without limitation all of the Access

                     [*** Confidential Treatment Requested]

Right Royalties in the Market Area of the Channels, that Clearwire would have provided or been obligated to provide had the Agreement not been assigned, and any such assignment or Transfer of Control without Licensee's consent shall be void and of no force and effect. "TRANSFER OF CONTROL" means a transfer, sale or assignment of equity in Clearwire, or any direct or indirect parent of Clearwire, that would require FCC consent under present provisions of Section 310 of the Communications Act of 1934, as amended, other than (i) a transfer, sale or assignment of equity in Clearwire Parent, a merger of Clearwire Parent or a merger with any of Clearwire Parent's Affiliates even if such transfer otherwise constitutes a transfer of Clearwire or (ii) a transaction in which an entity acquires all or substantially all of the assets of the Clearwire subsidiaries that hold the U.S. assets and operating companies.

          (B) SUBLICENSING BY CLEARWIRE. Subject to Section 10(d), [***] and any required FCC consent or authorization, [***] Clearwire may sublicense the use of Clearwire Capacity; provided, however, that Clearwire shall remain responsible for the performance of the payment obligations pursuant to this Agreement, except that Clearwire shall not be responsible for the performance of the payment obligations if and to the extent the sublicensee agrees with Licensee by agreement in form and substance reasonably acceptable to Licensee to perform such payment obligations and if the sublicensee's creditworthiness is equal to or better than Clearwire's, as measured by each party's respective bond ratings or other comparable measure. Licensee's consent may be withheld if, among other things, Clearwire does not covenant in writing in form and substance reasonably acceptable to Licensee to provide the same level of services, features and access to Licensee including without limitation all of the Access Right Royalties in the Market Area of the Channels under this Agreement, that it would have provided or been obligated to provide had such Clearwire Capacity not been sublicensed. In the event Clearwire's rights under this Agreement are sublicensed, Licensee may require the sublicensee, at its expense, to provide Licensee with an unconditional stand-by letter of credit issued by a FDIC-member bank organized under the laws of the United States or a State hereof, having capital, surplus and undivided profits of not less than $25,000,000,000, and that has an issuer rating from Moody's Investors Service of A2 or better in the amount of the net present value of the remaining Monthly Royalty payments for the period ending on the tenth (10th) anniversary of the Effective Date discounted at ten percent (10%) annually and recalculated on an annual basis on January 1, which Licensee may draw down one or more times to cure any payment default of such sublicensee hereunder. Such letter of credit shall be in form and substance reasonably acceptable to Licensee. Clearwire may not allow a sublicensee to sublicense the use of Clearwire Capacity to another third party.

          (C) PERMITTED ASSIGNMENTS BY CLEARWIRE; DISTINCT SERVICE ENTITY. Notwithstanding the foregoing but subject to Section 10(d), Clearwire, with prior notice to Licensee but without the prior consent of Licensee, may: (1) subject to the Guarantee provided under the Master Agreement, assign any of its rights under this Agreement as collateral, provided that Clearwire shall remain responsible for performance of all its obligations under this Agreement and related obligations under the Master Agreement and further provided that the assignment shall be subject to the provisions of Section 9-408(d) of the Uniform Commercial Code (Official Text); and (2) sell, assign, sublease, delegate or transfer this Agreement or any of its rights or obligations hereunder to any of Clearwire's Affiliates or any entity that acquires all or substantially all of the assets of the Clearwire subsidiaries that hold the U.S. assets and

[* * * Confidential Treatment Requested] operating companies. In the event that an entity (a "SERVICE ENTITY") other than Clearwire is not the direct provider of any one or more of the Access Right Royalties, within ten (10) days of Licensee's request, Clearwire shall cause such Service Entity to execute and to deliver a written undertaking, in form and substance reasonably acceptable to Licensee, to provide such Access Right Royalties as it may provide in accordance with the provisions of this Agreement applicable thereto, including an assumption of the obligations of Clearwire under Section 7 and to be jointly and severally liable with Clearwire therefore (a "SERVICE ENTITY AGREEMENT"). No Service Entity Agreement shall be deemed to relieve Clearwire of any of its Access Right Royalty obligations hereunder.

          (D) PRE-COMMENCEMENT DATE RESTRICTIONS. In no event shall Clearwire undertake or experience any assignment, Transfer of Control or sublicensing prior to the Commencement Date.

          (E) ASSIGNMENT BY LICENSEE. Licensee may assign the FCC License to any entity that is eligible under FCC Rules to hold the FCC License, who is reasonably acceptable to Clearwire and who assumes Licensee's prospective obligations under this Agreement, whereupon Licensee shall be forever relieved of such prospective obligations. If FCC consent to the assignment of the De facto Transfer Authorization is required for the rights of Licensee hereunder to be assigned to such proposed assignee, the Parties shall promptly join with the proposed assignee in seeking such consent and shall cooperate in prosecuting such consent application. Clearwire and Licensee agree that it is reasonable for Clearwire to reject a proposed assignee where the proposed assignee or its affiliate competes with Clearwire's offering over EBS or BRS spectrum. In the event that Licensee desires to assign its FCC License to another entity, Licensee shall inform Clearwire in writing of the identity of such entity and within twenty (20) days of such notice Clearwire shall inform Licensee in writing of whether Clearwire consents to such assignment or refuses to consent to such assignment and, if it refuses, the reason(s) it is relying upon for such refusal. Notwithstanding the foregoing, Licensee may, without the prior consent of Clearwire: (1) assign any of its rights under this Agreement as collateral and (2) sell, assign, sublease, delegate or transfer this Agreement or any of its rights or obligations hereunder to any of Licensee's affiliates controlled by or under common control with Licensee.

          (F) [***]

                     [*** Confidential Treatment Requested]

11.  TERMINATION OF AGREEMENT

          (A) This Agreement will automatically terminate with respect to the FCC License or affected Channel(s) upon the earlier of: (1) the loss or expiration without renewal of the FCC License; or (2) an FCC Final Order revoking, terminating or canceling the FCC License, and in either such event this Agreement shall terminate on the date specified as the expiration, revocation, termination or cancellation date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (B) This Agreement may be terminated by either Party if the other Party fails to cure a payment default under this Agreement within sixty (60) days of receipt of written notice from the non-defaulting Party specifying the payment default. If the non-defaulting party terminates the Agreement within one hundred eighty (180) days of a payment default, the payment default will not be included in the definition of a Cross Default under the Master Agreement.

          (C) This Agreement may be terminated by either Party after the material breach of a non-payment obligation by the other Party or a material misrepresentation by the

                     [*** Confidential Treatment Requested]
other Party and, except as provided in Section 6(d), the failure or refusal of the breaching Party (i) to diligently commence efforts to cure such default with reasonable promptness after receipt of written notice from the non-defaulting Party specifying the default but in no event any later than thirty (30) days after receipt of such notice, or (ii) to diligently continue efforts to cure such default after commencing such efforts, or (iii) to cure such default within one-hundred twenty (120) days of receipt of written notice from the non-defaulting Party specifying the default. In the event of an uncured material breach of a non-payment obligation, Licensee shall have the option, but not the obligation, to cure such breach at Clearwire's expense. A breach by a Service Entity of a Service Entity Agreement (subject to the expiration of applicable cure periods in the Service Entity Agreement, which shall be consistent with those stated in this Agreement) shall be deemed a breach by Clearwire of this Agreement. In the event of a material breach of this Agreement by Licensee prior to the Commencement Date, Clearwire's sole recourse shall be to seek the specific performance of this Agreement by Licensee.

          (D) This Agreement shall terminate automatically in the event that Licensee elects to withdraw from the Master Agreement incident to a Cross Default, as defined in the Master Agreement.

          (E) Licensee may terminate this Agreement pursuant to Section 16(b).

          (F) If the Commencement Date does not occur by the first (1st) anniversary of the Effective Date, thereafter either Party may terminate this Agreement at any time before the Commencement Date by giving written notice of termination to the other Party.

          (G) In the event that the Commencement Date occurs, but the FCC's grant of the De facto Transfer Authorization is subsequently rescinded and such rescission has become a Final Order, this Agreement shall be deemed terminated on the date specified as the required termination date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (H) In the event of an FCC Final Order denying any application to allow the continuation or renewal of the De facto Transfer Authorization for a portion of the Term, this Agreement shall be deemed terminated on the date specified as the required termination date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (I) The Parties will notify the FCC of the termination of this Agreement with respect to the FCC License or any of the Channels within ten (10) calendar days following the termination.

          (J) Except as expressly set forth in this Agreement, upon the expiration or termination of this Agreement, each Party will pay its own fees and expenses related to this Agreement and the transactions contemplated herein, and the Parties will have no further liability to each other except by reason of any breach of this Agreement occurring prior to the date of expiration or termination or after such expiration or termination if the breach is of a provision that by its terms survives such expiration or termination. Any termination or expiration of this

Agreement, regardless of cause, will not release either Licensee or Clearwire from any liability arising from any breach or violation by that Party of the terms of this Agreement prior to the expiration or termination. The general and procedural provisions of this Agreement, which may be relevant to enforcing the obligations or duties of the Parties, as well as any other provisions that by their terms obligate either party following expiration or termination, will survive the expiration or termination of this Agreement until the obligations or duties are performed or discharged in full.

          (K) The Parties recognize that, in the event that a Party fails or refuses to perform any provisions of this Agreement, monetary damages alone will not be adequate. The non-defaulting Party shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. Except as expressly set forth in this Agreement no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Except as expressly set forth in this Agreement, the election of any one or more remedies by a Party shall not constitute a waiver of the right to pursue other available remedies at any time.

12.  EXPENSES AND REVENUES

     All subsequent documents appended to this Agreement, and any FCC activity or activity to preserve, obtain or renew licenses shall be reimbursed by Clearwire, provided that (and except as specified otherwise in this Agreement) expenses in excess of $1,000 are approved as to reasonableness by Clearwire in advance, such approval not to be unreasonably withheld, conditioned or delayed; and provided further that Licensee shall not be required to take any action for which Licensee may request expense reimbursement from Clearwire until the Parties have reached agreement on reimbursement of expenses of Licensee related to such action in excess of $1,000. Except as otherwise provided in this Agreement, each Party will pay its own expenses incident to any amendments or modifications to the Agreement, including, but not limited to, all fees and expenses of their respective legal counsel and any engineering and accounting expenses. Licensee is entitled to none of the revenue generated from the use of the Clearwire Capacity, but only the royalties provided for in this Agreement.

13.  COMPETITION

          Licensee agrees that it will not, during the Term of this Agreement, engage in building, operating, managing or distributing, on a for-profit basis, a wireless broadband network in the Market Area, except as allowed by this Agreement and except for the use of the Educational Reservation and the Access Royalties in compliance with the provisions hereof applicable to such royalties.

14.  CONFIDENTIALITY AND NON-DISCLOSURE(19)

          (A) CONFIDENTIALITY OF THE TERMS OF THIS AGREEMENT. The terms of this Agreement that are not otherwise required to be disclosed to the FCC in support of the De facto Transfer Application, requests for renewal thereof or notices submitted to the FCC, or as required to be disclosed in filings with the Securities and Exchange Commission or state securities agencies, will be kept strictly confidential by the Parties and their agents, which confidentiality obligation will survive the termination or expiration of this Agreement for a period of two (2) years. The Parties may make disclosures as required by law, and to employees, shareholders, agents, attorneys and accountants (collectively, "AGENTS") as required to perform obligations under the Agreement, provided, however, that the Parties will cause all Agents to honor the provisions of this section. In addition, either Party may disclose this Agreement to its Affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners, and others whom it deems in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with it, so long as it secures an enforceable obligation from such third party to limit the use and disclosure of this Agreement as provided herein. The Parties will submit a confidentiality request to the FCC in the event the FCC seeks from the Parties a copy of this Agreement or any other confidential information regarding its terms.

          (B) NON-DISCLOSURE OF SHARED INFORMATION. As used herein, the term "Confidential Information" shall mean all non-public information disclosed hereunder, whether written or oral, that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, is plainly confidential or by the Parties' practices should be understood to be confidential. The term Confidential Information does not include information which: (1) has been or becomes published or is now, or in the future, in the public domain without breach of this Agreement or breach of a similar agreement by a third party; (2) prior to disclosure hereunder, is property within the legitimate possession of the receiving Party; (3) is lawfully received from a third party having rights therein without restriction of third party's or the receiving Party's rights to disseminate the information and without notice of any restriction against its further disclosure; or (4) is independently developed by the receiving Party through persons who have not had, either directly or indirectly, access to or knowledge of such Confidential Information. During the Term, the Parties may supply and/or disclose to each other Confidential Information relating to the business of the other Party. Each item of Confidential Information will be kept confidential by the Parties during the Term and for a period of three (3) years thereafter, but may be disclosed in the enforcement or seeking of damages with respect to a Party's rights under this Agreement. The receiving Party will be responsible for any improper use of the Confidential Information by it or any of its Agents. Without the prior written consent of the disclosing Party, the receiving Party will not disclose to any entity or person the Confidential Information, or the fact that the Confidential Information has been made available to it, except for disclosures required by law, disclosures authorized by the Party owning the Confidential Information and disclosures made in the context of the enforcement or seeking of damages with respect to a Party's rights under this Agreement. Each person to whom

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(19) If the Licensee is a governmental body subject to an open records, sunshine or similar law or regulation that requires Licensee to make information available to the public in an manner or to an extent that would be inconsistent with this Section 14, revise this Section 14 to be consistent with such law or regulation.

Confidential Information is disclosed must be advised of its confidential nature and must agree to abide by the terms of this section.

15.  ASSUMPTION OF LIABILITIES

     Neither Party is assuming or will be responsible for any of the other's liabilities or obligations (including but not limited to customer obligations) except as required by the FCC or this Agreement.

16.  FCC-MANDATED OBLIGATIONS

          (A) Licensee and Clearwire are familiar with the FCC Rules affecting secondary markets for spectrum and the provision of EBS, the Communications Act of 1934, as amended ("COMMUNICATIONS ACT"), the Code of Federal Regulations, and all other applicable FCC Rules, and agree to comply with all such laws and regulations.

          (B) Effective on the Commencement Date, Clearwire assumes primary responsibility for complying with the Communications Act, and any FCC Rules that apply to the Channels and FCC License, and this Agreement may be revoked, cancelled or terminated, in accordance with Section 11, by Licensee or by the FCC if Clearwire materially fails to comply with applicable laws and regulations.

          (C) Neither Licensee nor Clearwire will represent itself as the legal representative of the other before the FCC or any party, but will cooperate with each other consistent with this Agreement with respect to FCC matters concerning the Licenses and the Channels.

          (D) If the FCC License is revoked, cancelled, terminated or otherwise ceases to be in effect, Clearwire will have no continuing authority or right to use the Channels unless otherwise authorized by the FCC.

          (E) This Agreement is not an assignment, sale or transfer of the FCC License itself.

          (F) This Agreement will not be assigned to any entity that is ineligible or unqualified to enter into a use agreement for the Channels under the FCC Rules.

          (G) Licensee will not consent to an assignment, subassignment or sublicensing of this secondary market arrangement unless such assignment, subassignment or sublicensing complies with applicable FCC Rules and this Agreement.

          (H) Licensee and Clearwire must each retain a copy of this Agreement and make it available upon request by the FCC, in accordance with the confidentiality provisions in Section 14.

17.  LICENSEE'S AUTHORIZATIONS

     Licensee shall maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of the FCC License subject to Clearwire's obligations under this Agreement, including, without limitation, Clearwire's obligation to cause Licensee's FCC License to timely meet the substantial service requirement, as such qualifications may be amended or modified from time to time (individually an "FCC QUALIFICATION" and collectively referred to as the "FCC QUALIFICATIONS"), and shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Licensee shall lose any FCC Qualification; provided, that in the event that the FCC or any other legal authority shall at any time specify new or different qualifications or conditions for the maintenance of any FCC Qualification or shall issue a pronouncement offering a new interpretation of a FCC Qualification, Clearwire shall reimburse on demand Licensee's reasonable expenses of taking such action as are required for Licensee to bring itself and its operations into compliance with such new or different qualifications or conditions and maintaining such compliance; provided, further, that it shall not be deemed a breach of this sentence if Licensee loses a FCC Qualification as a result, in whole or in part, of an act or omission of Clearwire or any failure of Clearwire to perform its obligations under this Agreement. If, at any time, Licensee fails, or it appears to Licensee more likely than not that it will fail, to maintain any one or more of its FCC Qualifications with respect to the License, Licensee shall give written notice to Clearwire within five (5) days after Licensee becomes actually aware that (i) it no longer maintains such FCC Qualifications or (ii) with the passage of time or upon the occurrence of a future event it will no longer maintain such FCC Qualifications (referred to as a "DISQUALIFICATION EVENT"). Licensee shall cooperate with reasonable requests of Clearwire made from time to time for the purpose of verifying, at Clearwire' expense, that Licensee maintains its FCC Qualifications. Upon the occurrence of a Disqualification Event, Licensee shall, at Clearwire's expense, promptly undertake all reasonable actions to obtain, to the extent permitted by applicable law, a waiver from the FCC regarding the circumstances giving rise to such Disqualification Event or to cure the circumstances giving rise to such Disqualification Event.

18.  MUTUAL REPRESENTATIONS AND WARRANTIES

          (A) BY LICENSEE TO CLEARWIRE. Subject to any specific exceptions identified on any schedule to the Master Agreement,(20) Licensee hereby represents and warrants to Clearwire that:

               (i) Organization and Good Standing. It is a nonprofit corporation duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. It is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires

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(20) Delete this clause from School District IUAs.

     such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Licensee, taken as a whole, other than changes affecting the broadband wireless business generally ("LICENSEE MATERIAL ADVERSE EFFECT").

               (ii) Authorization of Agreement. It has all requisite corporate power and authority to enter into, deliver and carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery by the other parties hereto) this Agreement constitutes the legal, valid and binding obligations of Licensee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) No Conflict. Except as set forth on the disclosure schedule attached hereto by Licensee (the "LICENSEE SCHEDULE"):

                    A. Neither the execution and delivery by Licensee of this Agreement, nor compliance by Licensee with any of the provisions hereof will (i) conflict with, or result in the breach of, any provision of Licensee's certificate or articles of incorporation or bylaws, (ii) conflict with, violate, result in the breach of, constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Licensee is a party or by which Licensee or any of its properties or assets is bound or (iii) violate any statute, rule, regulation, order or decree of any Federal, state or local government, or any governmental, regulatory, legislative, executive, or administrative authority, agency or commission, or any court, tribunal, or judicial body ("GOVERNMENT AGENCY") by which Licensee is bound, except in the cases of clauses
          (ii) and (iii) for such conflicts, violations, breaches, accelerations or defaults as would not, individually or in the aggregate, have a Licensee Material Adverse Effect.

                    B. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or Government Agency is required on the part of Licensee in connection with the execution and delivery of this Agreement or the compliance by Licensee with any of the provisions hereof, except as contemplated herein.

               (iv) FCC Licenses. Except as set forth on the disclosure schedule attached hereto by Licensee (the "LICENSEE SCHEDULE"):

                    A. To the best knowledge of Licensee, all information set forth in Schedule A regarding the License is complete and accurate in all material respects, although Licensee makes no representation as to the MHzPops associated with the License. Licensee holds the License free and clear of all any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever except for liens for taxes not then due and payable and generally applicable FCC-imposed restrictions ("Liens").

                    B. Licensee is authorized, by final order, to hold the FCC License, subject to any pending renewal application listed on the Licensee Schedule.

                    C. To the best knowledge of Licensee, the Licensee Schedule sets forth a true list of interference consents that have been granted by Licensee with respect to any FCC Licenses and that are germane under the two-way rules and would have a material impact on the use of the Channels (excluding routine consents customary in the industry).

               (v) Litigation. Except as set forth in the Licensee Schedule and other than proceedings of general applicability and those related to market transitions, there is no action, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving any court or other Government Agency or any arbitrator or arbitration panel now in progress or pending or, to the knowledge of Licensee, threatened against Licensee or the assets (including the intellectual property rights) or the business of Licensee, nor to the knowledge of Licensee, does there exist any basis therefore, except for immaterial claims brought against Licensee in the ordinary course of business. Other than orders issued in licensing proceedings which contain no continuing requirements or continuing unusual conditions and Orders which are set forth on the Licensee Schedule, Licensee is not subject to any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Government Agency.

               (vi) Compliance with Laws; Permits. To the best knowledge of the Licensee where and during the time access to the Channels currently subject to the FCC License has been governed by a third party agreement (and assuming that the third party agreement and normal conduct by parties pursuant to this type of agreement comply in all material respects with the Communications Act and FCC Rules) and except as provided in the Licensee Schedule, Licensee (a) has complied in all respects with all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business with the Channels other than where noncompliance would not reasonably be expected to have a Licensee Material Adverse Effect and (b) has all federal, state, and local governmental permits, authorizations, approvals, licenses, certificates and consents ("PERMITS") necessary in the conduct of its business as currently conducted with the Channels and to own and use its assets used with the Channels in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Licensee Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Licensee, threatened to revoke or limit any such Permit.

               (vii) Offering Exemption: Securities Representations.(21)

                    A. The Licensee Schedule states whether Licensee is or is not an "accredited investors" as this term is defined in Rule 501(a) of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

                    B. Licensee is acquiring the Equity Royalty for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities
          Act) thereof. Licensee understands that the Equity Royalty has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                    C. Licensee is knowledgeable and experienced in the telecommunications industry and is capable of evaluating the risks and merits of the Equity Royalty, and making an informed decision with respect thereto. Licensee, its officers, and directors have had sufficient opportunity to ask questions of and receive answers from Clearwire concerning the business of Clearwire, its operations, assets and liabilities. Licensee and its representatives have had an opportunity to review all documents and records concerning Clearwire and its business that Licensee has requested. Licensee has conducted its own independent assessment, analysis and investigation with respect to Clearwire and its business at the time of entering into this Agreement and has agreed to enter into this Agreement based solely on this assessment, analysis and investigation, and the representations and warranties of Clearwire set forth in this Agreement and the Master Agreement.

                    D. Licensee is aware that Clearwire Parent is a speculative enterprise, that certain of the information disclosed to Licensee contains forward looking statements which involve risks and uncertainties, and that Clearwire Parent's actual results may differ significantly from the results discussed in these forward looking statements. Licensee further acknowledges that the value of Clearwire Parent's assets is inherently uncertain and is dependent upon market, technological, and regulatory developments concerning feasible and allowable uses. Licensee represents and warrants to Clearwire that it has assessed these factors independently and has agreed to enter into this Agreement without reliance upon or expectation of any representations, warranties, or disclosures of any kind from Clearwire, except as set forth or delivered pursuant to this Agreement or the Master Agreement.

               (viii) Brokers. Neither Licensee nor any of its directors, officers, employees, or representatives has employed any broker or finder in connection with this

----------
(21) Delete this subsection (viii) from School District IUAs.

     Agreement other than D.F. Hadley & Co., Inc. Licensee is solely responsible for all fees payable to D.F. Hadley & Co., Inc.(22)

               (ix) Knowledge. Any representation, warranty, covenant, obligation, or part thereof that states that it is made to the best knowledge of Licensee is made to its best knowledge after commercially reasonable investigation and includes all facts which it knew or should have known as a result of such investigation, including the best knowledge of Licensee's executive officers and legal counsel after commercially reasonable investigation.

          (B) BY CLEARWIRE TO LICENSEE. Subject to any specific exceptions identified in the Master Agreement, Clearwire hereby represents and warrants to Licensee that:

               (i) Organization and Good Standing. Clearwire Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Clearwire is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. Each has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as now conducted. Each of Clearwire and Clearwire Parent is duly qualified or authorized to do business as a foreign organization and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Clearwire or Clearwire Parent, taken as a whole, other than changes affecting the broadband wireless business generally ("CLEARWIRE MATERIAL ADVERSE EFFECT").

               (ii) Authorization of Agreement. Each of Clearwire Parent and Clearwire has all requisite corporate or limited liability company power and authority (i) to enter into, deliver and carry out this Agreement, and
     (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of this Agreement. This Agreement (assuming the due authorization, execution and delivery by Licensee) constitutes the legal, valid and binding obligations of Clearwire, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). Clearwire Parent's obligation to issue the Equity Royalty in the Master Agreement (assuming the due authorization, execution and delivery by the other parties thereto) constitutes the legal, valid and binding obligations of Clearwire Parent, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to

----------
(22) Delete this Subsection (ix) from School District IUAs.

     enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) Equity Royalty.(23) The authorization, offer, issuance, sale and delivery of the Equity Royalty has been duly authorized by all requisite corporate action on the part of Clearwire Parent, and the Equity Royalty, when issued, sold and delivered in accordance with the Master Agreement and this Agreement, will be validly issued and outstanding, fully paid and nonassessable, free of any Liens and not subject to preemptive or similar rights of the other shareholders of Clearwire Parent or others (other than as set forth in the Stockholders Agreement, as defined in the Master Agreement, or Clearwire Parent's Certificate of Incorporation, as amended). The terms, designations, powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Class A Common Stock are as stated in the Clearwire Parent's Certificate of Incorporation, as amended.

               (iv) No Conflict. Neither of the execution and delivery by Clearwire or Clearwire Parent of this Agreement or the Master Agreement, nor the compliance by Clearwire or Clearwire Parent with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation, certificate of limited liability company, bylaws or operating agreement of Clearwire or Clearwire Parent, (ii) conflict with, violate, result in the breach of, or constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Clearwire or Clearwire Parent is a party or by which Clearwire or Clearwire Parent or any of its respective properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any Government Agency by which Clearwire or Clearwire Parent is bound, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, accelerations or defaults as would not, individually or in the aggregate, have a Clearwire Material Adverse Effect.

               (v) Consents. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or Government Agency is required on the part of Clearwire or Clearwire Parent in connection with the execution and delivery of this Agreement or the Master Agreement or the compliance by Clearwire or Clearwire Parent with any of the provisions hereof or thereof.

               (vi) Litigation. Except as would not reasonably be expected to have a materially adverse effect on the ability of Clearwire to execute, deliver and perform this Agreement, or the ability of Clearwire Parent to issue to Equity Royalty, (a) there is no Proceeding now in progress or pending or, to the knowledge of Clearwire, threatened against Clearwire or Clearwire Parent or the assets or the business of Clearwire or Clearwire Parent and (b) neither Clearwire nor Clearwire Parent is subject to any order,

----------
(23) Do not insert this representation in School District IUAs. For these IUAs insert "RESERVED."

     writ, injunction or decree of any court or other Government Agency other than orders issued in licensing proceedings.

               (vii) Compliance with Laws; Permits. Each of Clearwire and Clearwire Parent (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Clearwire, threatened to revoke or limit any such Permit.

               (viii) Brokers. Neither Clearwire nor any of its directors, officers, employees or representatives has employed any broker or finder in connection with this Agreement.

19.  INDEMNIFICATION

          (A) Licensee shall indemnify Clearwire, its Affiliates, and each of their respective stockholders, directors, officers, employees, agents, successors and assigns (collectively, the "CLEARWIRE INDEMNIFIED PARTIES") and hold each of the Clearwire Indemnified parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) the failure of any representation or warranty of Licensee set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of Licensee pursuant to this Agreement, to be true and correct as of the dates made; or

               (ii) the breach of any covenant or other agreement on the part of the Licensee under this Agreement.

          (B) Clearwire shall indemnify the Licensee, its Affiliates, and each of their respective, agents, successors and assigns (collectively, the "LICENSEE INDEMNIFIED PARTIES") and hold each of the Licensee Indemnified parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) the failure of any representation or warranty of Clearwire set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of Clearwire pursuant to this Agreement, to be true and correct as of the dates made;

               (ii) the breach of any covenant or other agreement on the part of Clearwire under this Agreement;

               (iii) the operation of equipment by, the provision of service by or otherwise related to the activities of Clearwire, any of its Affiliates or any of its sublicensees or resellers including, without limitation, damage to health; or

               (iv) any forfeitures or fines levied by the FCC against Licensee, or loss or impairment of the FCC License, arising from Clearwire's act or omission.

          (C) DETERMINATION OF DAMAGES. As used herein, "DAMAGES" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise. For purposes of the above, the amount of Damages in respect of any breach of a representation or warranty shall be determined without regard to any limitation or qualification as to materiality set forth in such representation or warranty. As used in this Agreement, "PERSON," whether or not such term is capitalized, means any individual, partnership, firm, corporation, limited liability licensee(s), association, trust, unincorporated organization, or other entity.

          (D) INDEMNIFICATION PROCEDURES.

               (i) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under this Section 19 (each, a "CLAIM"), the indemnified party shall reasonably and promptly cause written notice (a "CLAIM NOTICE") of the assertion of such Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within five (5) days of delivery of the Claim Notice (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Damages under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

               (ii) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter.

               (iii) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

          (E) SURVIVAL. Each Party's obligations under this section will survive the expiration or termination of this Agreement.

20. INFORMATION SHARING OBLIGATIONS AND CONSULTATION REGARDING ACCESS RIGHT ROYALTIES AND CERTAIN OTHER COVENANTS

          (A) OVERVIEW OF CONSULTATION/INFORMATION EXCHANGE REQUIREMENTS.

               (i) Guiding Principles. The consultation, governance and information rights and obligations and the related processes for audit contained in this Section 20 (collectively, the "ONGOING OBLIGATIONS"), are intended to preserve the benefits to Licensees set forth in this Agreement's Sections 6(c), 7 and Section 2(c)(ii) and Section 7.11 of the Master Agreement hereof in light of changes in the wireless broadband environment over a Term of approximately 30 years. By way of example and not limitation, the Parties recognize that changes to the technology or architecture of Cell Sites or Sectors, or to the composition, number or characteristics of Subscribers, could, without accompanying changes to the provisions of Section 7 result in an adverse impact on the number of Cost-Free Customer Accounts to which Licensee is entitled or otherwise impair their value in comparison to the anticipated circumstances at the time of execution of this Agreement. As well, it is the intent of the Parties to supply Licensee with information as described in Section 20(f) if Licensee owns shares of Clearwire Parent stock pursuant to Section 2 of this Agreement and the related provisions of the Master Agreement. The Ongoing Obligations are intended to facilitate good faith negotiation and resolution of issues arising from changes in circumstances during the Term, but any failure to comply with the Ongoing Obligations is to be addressed through the Dispute Resolution Procedures and shall not give rise to a right to terminate this Agreement.

               (ii) Party Representatives. To facilitate the Ongoing Obligations, each Party shall designate a party representative as provided in this Section 20(a)(ii) to act as its representative with respect to the all matters under this Agreement and in particular with respect to matters governed by Section 20(e) (the "PARTY REPRESENTATIVES"). Notwithstanding the foregoing in this Section 20(a)(ii), if the rights of Clearwire hereunder at the outset of a negotiation hereunder are held by Clearwire or a Clearwire Affiliate and the rights of Licensee hereunder remain held by the entity that executed this Agreement as the "Licensee" or an Affiliate of that entity, then the appointment of Party Representatives, including the number for each, shall be governed by Section 8.01(b) of the Master Agreement, and if during any negotiations the rights of Clearwire hereunder are not held by Clearwire or a Clearwire Affiliate or the rights of Licensee hereunder are no longer held by the entity that executed this Agreement as the "Licensee" or an Affiliate of that entity, then the appointment of Party Representatives, including the number for each, shall be governed by this Section 20(a)(ii) and the Parties shall promptly make new appointments.

               (iii) Relationship Management. To facilitate the management of the relationship between Licensee and Clearwire, the Licensee shall be provided with the information disclosure provided for in Section 20(b) through Section 20(e) at the times specified therein. The completeness and accuracy of such information may be evaluated through the audit process set forth in Section 20(g). Clearwire Parent information will be made available in accordance with Section 20(f) if Licensee owns shares of Clearwire Parent stock pursuant to Section 2 of this Agreement and the related provisions of the Master Agreement.

          (B) CAPACITY DISCLOSURE.

               (i) Initial Capacity Disclosure. Within thirty (30) days of the later of (i) the commercial launch of a Clearwire Affiliate's broadband wireless system in the Market Area, and (ii) the Commencement Date (such later date, the "EBS RELEVANCE DATE"), Clearwire shall disclose in writing to Licensee: (1) the total number of EBS and BRS channels Clearwire currently is utilizing in the Market Area of the Channels, (2) the number of Cell Sites in such Market Area, and (3) the number of Sectors in such Market Area. The information pursuant to (1) and (2) shall be updated at each Information Sharing Meeting, and the information pursuant to (3) shall be updated as provided in Section 20(b)(ii).

               (ii) Annual Update. By January 31 of each year following the EBS Relevance Date, Clearwire shall disclose in writing to Licensee: (1) the number of Sectors in such Market Area, and (2) the number of subscribers in such Market Area served by Clearwire or any of its Affiliates. All information shall be as of December 31 of the previous year.

               (iii) Data Capacity Measurement. On the [***] and [***] anniversaries of the EBS Relevance Date, and every [***] thereafter, Clearwire shall disclose in writing

                     [*** Confidential Treatment Requested]
     to Licensee the overall data capacity of the network in such Market Area as measured by its average throughput. The average throughput measurement shall be made in such fashion as shall be agreed by the Party Representatives in consultation with Clearwire engineers and other technical experts prior to such anniversary, using metrics that are as consistent as possible with those utilized at the time of the immediately prior average throughput measurement (on each such anniversary, the "UPDATED CAPACITY DISCLOSURE").

          (C) SYSTEM INFORMATION.

     Within thirty (30) days of the EBS Relevance Date, Clearwire shall disclose in writing to Licensee the system capabilities, services, and feature sets that are generally provided to Clearwire's or its Affiliate's retail customers and wholesalers to mass market customers ("SYSTEM SERVICE CAPABILITIES"), which information can be provided by reference to Clearwire's website to the extent that it is available to the public there. At such time as System Service Capabilities are changed for any Market Area, Clearwire shall so notify Licensee in writing within 30 days of such change. Clearwire will also provide appropriate supporting information of the change as may be reasonably requested by Licensee.

          (D) PREFERRED CONTENT PROVIDER INFORMATION.

               (i) Within thirty (30) days of the later of the EBS Relevance Date and the date when third-party content is delivered in the Market Area, Clearwire shall disclose to Licensee in writing the system capabilities, and/or service or feature sets that are then being provided to third-party content providers in the Market Area, and a schedule of the charges, if any, for any of the foregoing, together with the basis on which such charges are imposed to demonstrate that the pricing requirements of Section 7(j) are being satisfied. Clearwire shall advise Licensee of anticipated changes in the price structure and the effective date of any such change not less than 30 days before such change shall become effective.

               (ii) Clearwire shall disclose in a timely fashion to permit Licensee to make alternative arrangements if Clearwire anticipates that there may be limitations in the network capabilities in the Market Area of the Channels that could cause Clearwire to restrict the use of capabilities and services pertaining to a Licensee's providing content over the broadband wireless network in that Market Area. Prior to restricting access of Licensee as a result of such limitations, as permitted under Section 7(j), Clearwire shall have disclosed in sufficient detail the scope of such constraints. Clearwire shall promptly advise Licensee if as a result of a change in technology, business practices, customer dynamics, or otherwise, the capacity constraint is dissipated at any time, which would reinstate the obligations of Clearwire under Section 7(j).

          (E) CONSULTATION PROCESSES.

               (i) Consultation Process Pertaining to Access Right Royalty Information. As often as necessary, but in no event less than once per calendar quarter, the Licensee Representatives or their designees shall be given access to members of Clearwire's management and/or technical staff to review the process and content of information sharing pursuant to this Section 20, and to address any questions or concerns about the manner, timeliness and completeness of the information received, in addition to questions about its content.

               (ii) Process for Altering Definitions/Formulae to Maintain Integrity of Relationship. At the call of any Party Representative, the Party Representatives shall meet, together with such other employees or advisors as may facilitate such meeting, to discuss concerns over the operation of the formulas and the scope of defined terms as a result of one or more changes in Clearwire's technology and/or business practices that individually or collectively produce a material adverse change to the Access Right Royalties or other material benefits that Licensee receives pursuant to this Agreement, and to determine if a reformation of this Agreement should be implemented to prevent or reverse such material adverse change(s).

                    A. The Parties agree to share such information and to provide such technical assistance in collecting and evaluating such information as may be useful or necessary to facilitate the process required by Section 20(e)(i) and (ii). In connection with such consultation, any Party Representative may propose altering the scope of a term or formula under this Agreement (a "REFORMATION PROPOSAL") to achieve the goals set forth in Section 20(a) and to preserve the Licensee benefits set forth Section 7 or elsewhere in this Agreement. If the Parties agree on the change, they shall take such action as is necessary to amend this Agreement. If the Parties cannot agree on a proposed modification in a timely manner, any Party Representative may invoke the Special Dispute Resolution Procedure identified for this purpose in Section 21(d)(xii). Any Party Representative may invoke for the first time Special Dispute Resolution Procedure set forth above at any time following the Commencement Date.

                    B. No Party Representative may invoke the Special Dispute Resolution Procedure in support of a Reformation Proposal on the same principal grounds more frequently than every five (5) years during the Term of this Agreement. By way of example but not limitation: no Party Representative's Reformation Proposal justified primarily on Clearwire network technical changes can be pursued through the Special Dispute Resolution Procedure within five (5) years of the immediately preceding Special Dispute Resolution Procedure justified primarily on Clearwire network technical changes. By way of further example and not limitation: no Party's Representative's Reformation Proposal justified primarily on Clearwire's changed business practices can be pursued through the Special Dispute Resolution Procedure within five (5) years of the immediately preceding Special Dispute Resolution Procedure justified primarily on Clearwire's changed business practices.

          (F) INFORMATION ACCESS RIGHTS RELATED TO CLEARWIRE PARENT.

               (i) Access to Information. [***]

                     [*** Confidential Treatment Requested]

                                     [***]

                     [*** Confidential Treatment Requested]

                                     [***]


          (G) INFORMATION AUDIT RIGHTS.

               (i) Licensee may audit the information provided by Clearwire pursuant to Section 20(b), 20(c), and 20(d). Licensee's audit will be limited to Clearwire's records and engineering documents that are relevant and sufficient to verify the information provided by Clearwire. No more than once per calendar year, Licensee may audit one or more metrics reported by Clearwire for the Market Area. Clearwire must provide the underlying source documents within 20 days of a request for audit by a Licensee.

               (ii) The costs incurred by Licensee in performing an audit under this Section 20(g) shall be borne by the Licensee; provided that, if there is a discrepancy of 5% or more with respect to a particular metric in the Market Area, costs of audit of that metric shall be borne by Clearwire and promptly paid upon submission of an invoice.

21.  MISCELLANEOUS

          (A) LAWS, RULES AND REGULATIONS. This Agreement is subject to all laws, rules, regulations and ordinances relative to, among other things, the subject matter addressed in this Agreement.

          (B) FORCE MAJEURE. Other than the failure to pay money when required, neither Party will be liable for any nonperformance under this Agreement due to causes beyond its reasonable control that could not have been reasonably anticipated by the non-performing Party and that cannot be reasonably avoided or overcome; provided that the non-performing party gives the other Party prompt written notice of such cause, and in any event, within fifteen (15) calendar days of its discovery.

          (C) INDEPENDENT PARTIES. None of the provisions of this Agreement will be deemed to constitute a partnership, joint venture, or any other such relationship between the Parties, and neither Clearwire nor Licensee will have any authority to bind the other in any manner. Neither Party will have or hold itself out as having any right, authority or agency to act on behalf of the other Party in any capacity or in any manner, except as may be specifically authorized in this Agreement.


                     [*** Confidential Treatment Requested]

          (D) DISPUTE RESOLUTION.(24)

               (i) General. The parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the dispute resolution procedures set forth in this Section 21(d) (the "DISPUTE RESOLUTION PROCEDURES") as their sole means of adjudication with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

               (ii) Dispute Notice. At the written request of any Party (a "DISPUTE NOTICE"), the Parties to the dispute will within seven business days of the Dispute Notice, appoint knowledgeable, responsible representatives to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The Parties intend that these negotiations be conducted by business representatives, including at least one senior executive of each Party to the dispute. The representatives shall meet and confer, in person or by teleconference, not later than such seventh business day after the date of the Dispute Notice. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives; provided that, the duration shall not exceed 45 days from the date of the Dispute Notice (an "ACTION DATE") unless extended by mutual written agreement of the Parties setting forth a new Action Date. The Dispute Notice and any extension shall specify the Action Date. The Dispute Notice shall set forth the nature of the dispute, in reasonable detail. Discussion and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, and shall not be admissible in the arbitration described below. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration. If the Parties are unable to resolve any disputes arising under or relating to this Agreement (each a "DISPUTE") using the process described in this Section 21(d) within the time period provided, including without limitation disputes regarding a breach or default under this Agreement, the Parties shall arbitrate such dispute pursuant to the arbitration provisions set forth in Section 21(d)(iii) and as modified by the Special Arbitration provisions Section 21(d)(xii) in the case of disputes arising under Section 20(e)(ii).

               (iii) Arbitration. Any Dispute that has not be resolved within the time period provided for in Section 21(d)(ii) shall be resolved by a panel of three Arbitrators. The Dispute Notice shall automatically serve as a written notice of a request to submit the Dispute for arbitration if there has not been a resolution of the Dispute by the Action Date, and the Parties agree to submit the Dispute to a panel of three arbitrators who shall be appointed within 30 days of the Action Date (the "SUBMISSION PERIOD"). During the Submission Period, the Parties shall appoint the arbitrators in accordance with the Commercial Arbitration Rules (then in effect) of the American Arbitration Association ("AAA"), as modified below. No punitive damages (or any other amount awarded for the purpose of imposing a penalty) will be awarded for a breach of this Agreement.

----------
(24) If the Licensee is a governmental agency that is required to conduct dispute resolution by other means, substitute the other means for this
     Section 21(d).

               (iv) During the Submission Period, the Parties may submit a request for discovery to the arbitrators, who shall determine whether the scope of the requested discovery is appropriate or useful for the resolution of the Dispute and order the discovery in their discretion; provided that such discovery process shall be concluded not later than 30 days following the submission date (the "DISCOVERY CLOSE DATE").

               (v) The arbitration hearing shall be fixed by the arbitrators to be not sooner than 20 days nor later than 45 days after the Discovery Close Date (the "HEARING DATE"). The hearing shall be located at a neutral site as mutually agreed by the Parties, or if the Parties cannot so agree, then the location of the arbitration shall be the largest city within the GSA of the Channels(25). The Federal Rules of Evidence shall apply to the arbitration hearing. The Party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. Each Party shall bear the burden of persuasion with respect to its proposal for resolution of the matter. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The arbitrators will have no power or authority, pursuant to the rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including without limitation the provisions of this Section.

               (vi) Each Party shall be permitted to submit a pre-hearing brief not to exceed 25 pages and such technical supporting material as is necessary or useful, to be submitted to the arbitrators and the other Party not later than 5 days before the Hearing Date, and each Party may issue a response thereto not later than 2 days before the Hearing Date. Following the arbitration hearing, each Party shall be permitted to submit a post-hearing brief not to exceed 25 pages within 5 days following the Hearing Date and a reply brief within 2 days thereafter (the "PLEADING CLOSE DATE"). Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, the arbitrator shall be replaced pursuant to the rules of the AAA. If an arbitrator is replaced after the arbitration hearing has commenced, then a rehearing shall take place in accordance with this Section and the rules of the AAA.

               (vii) Within fifteen (15) days after the Pleading Close Date, the arbitrators will prepare and distribute to the Parties a writing setting forth the arbitration panel's reasons for its determination. The findings and conclusions and the award, if any, shall be deemed to be confidential information of the Parties. Neither Party may disclose such information to any third party other than their professional advisors or as required by law or regulations, except in connection with an action to enforce the award.

               (viii) The Arbitrators are instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The arbitrators are authorized

----------
(25) For North American Catholic Educational Programming Foundation, Inc. IUAs, substitute "Providence, RI" for "the largest city within the GSA of the Channels" and for the ITF Cluster insert "Boulder, CO."

     to issue monetary sanctions against either Party if, upon a showing of good cause, such Party is unreasonably delaying the proceeding.

               (ix) Any award rendered by the arbitrators will be final, conclusive, and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

               (x) The non-prevailing Party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative fee of the AAA, and the expenses, including without limitation, reasonable attorneys' fees and costs, and expert and witness fees and costs, incurred by the other Party to the arbitration. In the case of a decision which partially favors each Party, expenses shall be paid as determined by the arbitrators. In connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the arbitrators, the prevailing Party in such a proceeding shall be entitled to recover reasonable attorney's fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

               (xi) Notwithstanding anything to the contrary, neither Party shall have any obligation to arbitrate claims for injunctive relief, specific performance, or other equitable relief or for the use or unauthorized disclosure of confidential information, as to which either Party shall be entitled to seek and obtain relief from a court of competent jurisdiction; provided that, any and all claims for damages shall remain subject to arbitration.

               (xii) Special Arbitration. With respect to any Dispute arising under Section 20(e)(ii), the Arbitration procedures set forth in Section 21(d) above shall govern as modified by this Section 21(d)(xii).

                    A. During the first 15 days of the Submission Period each of the Parties shall designate an arbitrator and unless the third arbitrator has been selected as provided in the following sentence, the two arbitrators together shall, within 10 days of their appointment, select the third arbitrator who shall be an expert in one of the principal areas that is the subject to the arbitration. If the Parties can agree within the first 15 days of the Submission Period, the third arbitrator shall be a mutually selected individual with substantial experience in the general subject matter of the Dispute (the "EXPERT"). No arbitrator shall have been employed by either Party during the 24 months preceding the hearing date, unless the other Party consents. The Expert shall serve as the chair of the panel.

                    B. During the Submission Period, each Party shall submit to the each other and the arbitrators, a description of the Dispute and a proposed resolution, based on the facts known to the Party at the time (an "INITIAL PROPOSAL").

                    C. Following discovery and as a part of the Party's brief, each Party shall make such adjustments, if any, as the Party determines appropriate to the Initial Proposal.

                    D. Notwithstanding Section 21(d)(x), in the case of a Special Arbitration, each Party shall bear its own expenses and the Parties shall each bear half of the expenses of the arbitration; provided that, the costs and expenses of the prevailing Party in any court action to compel arbitration shall be borne by the non-prevailing Party as provided in the last clause of Section 21(d)(x).

          (E) NOTICES.

All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight courier, or mailed by certified mail, return receipt requested, to the Parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a Party may have specified by notice given to the other Party pursuant to this provision):

                    (i)  CLEARWIRE:

                         Clearwire Spectrum Holdings II LLC
                         5808 Lake Washington Blvd. N.E.
                         Suite 300
                         Kirkland, WA 98033
                         Attn: [***]
                         Fax: [***]

                         With a Copy to:

                         Clearwire Spectrum Holdings II LLC
                         5808 Lake Washington Blvd. N.E.
                         Suite 300

[* * * Confidential Treatment Requested]

                         Kirkland, WA 98033
                         Attn: [***]
                         Fax: [***]

                         Davis Wright Tremaine, LLP
                         2600 Century Square
                         1501 Fourth Avenue
                         Seattle, WA 98101
                         Attn: [***]
                         Fax: [***]

                    (ii) LICENSEE

                         With a Copy to:(26)

     Either Party may change its addresses for receipt of notice or payment by giving notice of such change to the other Party as provided in this Section.

          (F) APPLICABLE LAW. The validity, construction and performance of this Agreement will be governed by and construed in accordance with the laws of the State of New York.(27)

          (G) SEVERABILITY. If any provision of this Agreement is found to be illegal, invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired, unless continued enforcement of the provision frustrates the intent of the Parties. To the extent that the Parties or the FCC determine that the provisions of this Agreement are not adequate to enable Licensee to comply with the regulatory requirements associated with the FCC License, the Parties will amend these provisions to ensure that the Licensee is in compliance with its FCC obligations with respect to the FCC License. The Parties believe that the provisions of this Agreement comply with all current FCC Rules, and shall express that belief to regulatory agencies and the general public.

----------
(26) Insert notice address(es) information provided by Licensee.

(27) If the Licensee is a governmental entity whose agreements must be subject to another State's laws, insert reference to that State's laws in lieu of New York.

                     [*** Confidential Treatment Requested]

          (H) BEST EFFORTS. The Parties acknowledge that there will be many changes in the course of the Term, in technology, capabilities, and regulatory environment among other areas, and agree to act in a cooperative manner to preserve the intentions of the relationships reflected in the Agreements to their mutual advantage and to use their commercially reasonable best efforts to maintain that mutual advantage.

          (I) NO WAIVER. No delay or failure by either Party in exercising any right under this Agreement, and no partial or single exercise of that right, will constitute a waiver of that or any other right. Failure to enforce any right under this Agreement will not be deemed a waiver of future enforcement of that or any other right.

          (J) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument. Signatures transmitted by facsimile will be effective to create such counterparts.

          (k) HEADINGS. The headings and captions used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

          (I) CONSTRUCTION. The Parties and their respective counsel have negotiated this Agreement. This Agreement will be interpreted in accordance with its terms and without any strict construction in favor of or against either Party based on draftsmanship of the Agreement or otherwise.

          (M) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter addressed, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, between the Parties or any of their affiliates regarding this subject matter other than the Master Agreement. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of each of the Parties.

          (N) COOPERATION. The Parties will take and Clearwire shall cause Clearwire Parent to take such further action and execute such further assurances, documents and certificates as either Party may reasonably request to effectuate the purposes of this Agreement.

          (O) INSURANCE.

               (i) Clearwire shall maintain and shall cause each Service Entity to maintain insurance coverage, and on all certificates for coverage under general liability, automobile liability, employer's liability, worker's compensation, and any other coverages required under local law, shall: (i) name Licensee as an "Additional Insured" on the liability policies, including without limitation, as an insured with respect to third-party claims or actions made or brought directly against Licensee or against Licensee, Clearwire and/or such Service Entity as co-defendants and arising out of or in connection with this Agreement or operations; (ii) be written as a primary policy not contributing with any other coverage which Licensee may carry for the acts and omissions of Clearwire or such Service Entity and for whom Clearwire or such Service Entity is responsible; and (iii) stipulate that Licensee shall receive thirty (30) days' prior written notice of any cancellation in coverage; provided that such cancellation shall not relieve Clearwire of its continuing obligation to maintain or to cause each such Service Entity to maintain insurance coverages in accordance with this Section.

               (ii) Clearwire shall maintain and shall cause each Service Entity to maintain with reputable insurers having a Best Rating of A or better:

                    A. Commercial general liability insurance with at least $2,000,000 combined single limit bodily injury and property damage limits written on an occurrence basis.

                    B. Full statutory coverage for Workers' Compensation and Employers Liability with limits as required by law. These policies will contain waivers of the insurer's subrogation rights against Licensee where permitted by law.

                    C. Errors and omissions or professional liability coverage with a limit of at least $1,000,000 per each claim and $1,000,000 annual aggregate. If Clearwire obtains a claims-made policy, Clearwire shall maintain continuous coverage in effect at least three (3) years beyond the expiration or termination of this Agreement through continuous renewal of the same policy or purchase of extended discovery period or retroactive insurance dated back to at least the date of the beginning of this Agreement. This coverage should include infringement of copyright, trademark, title or slogan, piracy, plagiarism or unauthorized use of materials. Clearwire may self-insure this provision as long as Clearwire maintains a minimum net worth of at least $100 million.

                    D. All risk property insurance policy coverage in amounts adequate to cover Licensee's property in Clearwire's care, custody and control.

               (iii) Clearwire shall furnish Licensee with certificates of insurance evidencing all of the insurance referred to herein (including renewals of insurance). Clearwire's obligations under this Section shall in no way affect or limit the indemnification, remedy, or warranty provisions set forth in this Agreement.

          (P) PUBLICITY. No public release, announcement or other form of publicity concerning this Agreement or the transactions described in this Agreement, shall be issued by either Party without the prior consent of the other Party, except as such release or announcement may be required by law, regulation or the rules or regulations of any securities exchange, in which case the Party required to make the release or announcement shall, to the extent possible, allow the other Party reasonable time to comment on such release or announcement in advance of such issuance. The Parties shall use reasonable efforts to consult in good faith with each other with a view to agreeing upon any press release or public announcement relating to the transactions contemplated hereby prior to the consummation thereof.

AGREED TO:

CLEARWIRE SPECTRUM HOLDINGS II LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


[--LICENSEE--]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------
ATTACHMENTS:

Licensee Schedule

RIDER A

               (i) On the Effective Date, Clearwire shall pay Licensee ____________________________Dollars ($________________)(28) (the "UPFRONT
ROYALTY DEPOSIT") as a down-payment of [***] of the upfront royalty
(the "UPFRONT ROYALTY"). Within ten (10) Business Days after the Commencement Date, Clearwire shall pay the Licensee _________________________________ Dollars ($___________)(29) which is the remaining balance (the "BALANCE") of the Upfront Royalty, plus any amount (the "APPLIED AMOUNT") of the Upfront Royalty Deposit as may have been applied in payment of "Upfront Royalties" or "Monthly Royalties" under any one or more of Licensee's Other IUAs; provided, however, that, if any part or the whole of the Balance or the Applied Amount is received more than five (5) days after the Commencement Date, that part or whole shall bear interest at the Default Rate of Interest (as defined in Section 2(i)) accruing from the Commencement Date and continuing until paid.

               (ii) Clearwire and Licensee have entered into, or may enter into, one or more other Educational Broadband Service Long Term De facto Transfer Individual Use Agreements ("LICENSEE'S OTHER IUAS" which are referred to together with this Agreement as the "LICENSEE'S IUAS") pursuant to which Licensee has or will have received payments also referred to in Licensee's Other IUAs as "Upfront Royalty Deposits."

                    a. In the event that the FCC approval of the de facto transfer of any of Licensee's Other IUAs occurs before the Commencement Date hereunder, the Upfront Royalty Deposit hereunder shall become nonrefundable, even if this Agreement is terminated. In this event, the Upfront Royalty Deposit shall be shifted pro rata by MHzPop among those of Licensee's Other IUAs ("LICENSEE'S FIRST GRANT IUAS") as have the earliest date of FCC approval of de facto transfer, and applied first in payment of "Upfront Royalties" and (if any shifted amount remains after that application) and then in payment of "Monthly Royalties" due under such Licensee's First Grant IUAs dollar-for-dollar as they become due. In the event that the FCC subsequently approves the de facto transfer of this Agreement, the application of the Upfront Royalty Deposit hereunder to those Licensee's First Grant IUAs shall be reversed to the extent that it has not been applied in payment of "Upfront Royalties" or "Monthly Royalties" due such Licensee's First Grant IUAs and shall be a permanently vested and non-refundable portion of the Upfront Royalty. In the event that this Agreement is terminated prior to the Commencement Date, the Upfront Royalty Deposit hereunder shall be applied to the payment obligations of Clearwire under Licensee's First Grant IUAs (if any), dollar-for-dollar, in order of maturity. For purposes of this Section 2(b), "MHZPOPS" are those shown on Schedule A of the Master Agreement.

                    b. If this Agreement is a Licensee's First Grant IUA, and there are Licensee's Other IUAs that are not Licensee's First Grant IUAs on the Commencement Date of this Agreement ("UNGRANTED IUAs"), then the "Upfront Royalty Deposits" under the Ungranted IUAs shall be shifted pro rata by MHzPop among Licensee's First Grant IUAs, including this Agreement, and applied first in payment of "Upfront Royalties" and (if any shifted

----------
(28) Insert amount that is [***] of the Upfront Royalty as determined from Schedule A of Master Agreement.

(29) Insert amount that is the remaining [***] of the Cash Upfront Royalty as determined from Schedule A of Master Agreement.

                     [*** Confidential Treatment Requested]
amount remains after that application) and then in payment of "Monthly Royalties" due under such Licensee's First Grant IUAs (including this Agreement) dollar-for-dollar as they become due. In the event that the FCC subsequently approves the de facto transfer of any one or more Ungranted IUAs, the application of the "Upfront Royalty Deposits" of such one or more Ungranted IUAs to this Agreement shall be reversed to the extent that these deposits have not been applied in payment of Upfront Royalties and Monthly Royalties under this Agreement and shall be permanently vested and non-refundable portion of the "Upfront Royalty" of such one or more Ungranted IUAs. In the event that any such one or more Ungranted IUAs is terminated prior to its "Commencement Date," the portion of the "Upfront Royalty Deposit" of such one or more Ungranted IUAs as has been shifted to this Agreement but not yet applied in the payment of Upfront Royalties and Monthly Royalties hereunder shall be applied to such royalties, dollar-for-dollar, as they become due.

                    c. If the FCC has not granted its approval of the de facto transfer of this Agreement by the first anniversary of the Effective Date and, as of that anniversary date, has not granted its approval of the de facto transfer of any of Licensee's Other IUAs that have been executed, then the Upfront Royalty Deposit shall be vested and non-refundable as follows:

                         (1) On such anniversary date, [***] of the Upfront
Royalty Deposit shall become vested and non-refundable; and

                         (2) for each thirty (30) days after that anniversary
date preceding a termination of this Agreement pursuant to Section 1l(f), an additional [***] of the Upfront Royalty Deposit shall become vested and non-refundable, with the amount that becomes vested and nonrefundable for any period less than thirty (30) days being pro rated.

                    d. If this Agreement is terminated pursuant to Section 11(g), Licensee shall refund to Clearwire that portion of the Upfront Royalty that has been paid to Licensee (excluding any portion of "Upfront Royalty Deposits" shifted to this Agreement from Ungranted IUAs that has been applied to Monthly Royalties or reversed) for application with respect to this Agreement that is equal to the product of the Upfront Royalty (excluding such portion) and the fraction having as its numerator the number of days between the date of such termination and July 31, 2036 and having as its denominator the total of number of days between the Effective Date and July 31, 2036.

               (iii) Refund on Termination.

                    a. The Upfront Royalty is compensation for Licensee's agreement to enter into this Agreement and is not compensation to Licensee for any other commitment of Licensee. In the event that a refund of the whole or any portion of the Upfront Royalty is required, it shall be repaid to Clearwire without interest. Except to the extent expressly required by this Section 2(b), in no event shall Licensee be required to return or refund any portion or the whole of the Upfront Royalty notwithstanding any termination of this Agreement and this Section 2(b) shall survive the termination of this Agreement.

                     [*** Confidential Treatment Requested]

RIDER B:

               (i) DOWNPAYMENT ON EFFECTIVE DATE; PAYMENT OF BALANCE. On the Effective Date, Clearwire shall pay Licensee ___________________________ Dollars ($__________________)(30) (the "UPFRONT ROYALTY DEPOSIT") as a down-payment of [***] of the upfront royalty (the "UPFRONT ROYALTY"). Within ten (10) Business Days after the Commencement Date, Clearwire shall pay the Licensee _______________ Dollars ($__________________)(31) which is the remaining balance of the Upfront Royalty; provided, however, that, if any part or the whole of the balance is received more than five (5) days after the Commencement Date, that part or the whole shall bear interest at the Default Rate of Interest (as defined in Section 2(i)) accruing from the Commencement Date and continuing until paid.

               (ii) REFUND ON TERMINATION.

                    (a) The Upfront Royalty is compensation for Licensee's agreement to enter into this Agreement and is not compensation to Licensee for any other commitment of Licensee. In the event that a refund to Clearwire of the whole or any portion of the Upfront Royalty is required, it shall be repaid to Clearwire without interest. Except to the extent expressly required by this
Section 2(b), in no event shall Licensee be required to return or refund any portion or the whole of the Upfront Royalty notwithstanding any termination of this Agreement and this Section 2(b) shall survive the termination of this Agreement.

                    (b) If this Agreement is terminated pursuant to Section 11(f), Licensee shall promptly thereafter return to Clearwire the lesser of
(i) ______________________________________________________(32) and (ii) the
difference between _________________________(33) and the product of (X) the number of months and partial months (expressed as a decimal) between the first anniversary of the Effective Date and the date such termination notice is delivered, (Y) [***] and (Z) the full amount of the Upfront Royalty Deposit.

                    (c) If this Agreement is terminated pursuant to Section 11(g), Licensee shall refund to Clearwire that portion of the Upfront Royalty that has been paid to Licensee for application with respect to this Agreement that is equal to the product of the Upfront Royalty and the fraction having as its numerator the number of days between the date of such termination and July 31, 2036 and having as its denominator the total of number of days between the Effective Date and July 31, 2036.

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(30) Insert amount that is [***] of the Cash Upfront Royalty as determined from Schedule A of Master Agreement.

(31) Insert amount that is the remaining [***] of the Cash Upfront Royalty as determined from Schedule A of Master Agreement.

(32) Insert the number that is [***] of the Cash Upfront Royalty Deposit.

(33) Ditto.

                     [*** Confidential Treatment Requested]

RIDER C:

               (c) ADDITION OF CHANNELS.

                    (I) The Parties acknowledge that Licensee, pursuant to the [***] Agreement (as defined in the Master Agreement) has agreed to negotiate in good faith with a third party for the renewal of its current excess capacity agreement for channels D1 and D2 in [***], which agreement expires on [***]. In the event the [***] Agreement is not renewed by [***], Licensee shall on [***] provide written notice to Clearwire that such D1 and D2 channels (the "ADDITIONAL CHANNELS") are Available (as defined in the Master Agreement) and thereafter Licensee and Clearwire shall each have the right, upon written notice to the other Party, to require the other Party to execute an amendment to this Agreement in accordance with the terms of this Section 2(c) (the "ADDITIONAL CHANNELS NOTICE").

                    (II) If neither Licensee nor Clearwire delivers the Additional Channels Notice by [***], either Party may terminate the provisions of this Agreement with respect to such Additional Channels.

                    (III) Upon delivery of the Additional Channels Notice (the "DELIVERY DATE") the Additional Channels shall immediately and automatically become Channels hereunder and shall be subject to the terms and conditions of this Agreement and the Master Agreement, and the following provisions shall take effect:

                         A. The term "Channels" shall be amended to include the
Additional Channels and any associated J-Group channels, but the application of the provisions of this Agreement (other than the provision of this section) to the Additional Channels shall be governed by Section _ (d) below.

                         B. The amount of Monthly Royalties payable hereunder
shall increase in proportion to the increase in MHzPops represented by the Additional Channels, and Clearwire shall, within ten (10) days after the Delivery Date pay Licensee the pro rated amount of the increased Monthly Royalty for the period between such notice date and the end of the month.

                         C. Within ten (10) days after the Delivery Date,
Clearwire shall have caused the Clearwire Parent Class A Common Stock held in Escrow for the Additional Channels, as that number of shares may have been adjusted in accordance with the requirements of the Master Agreement, to be delivered by the Escrow Agent to Licensee, whereupon such additional shares shall be deemed a part of the Equity Royalty hereunder.

                         D. Within ten (10) days of the Delivery Date, Clearwire
shall pay to Licensee an additional amount of __________________________________ Dollars ($____________________)(34) representing the additional Upfront Royalty Deposit which would have been payable had the term "Channels" included all four of Channels D1 through D4 on the Effective Date been on the Commencement Date; provided, however, that, if the additional Upfront Royalty payable for the

----------
(34) Insert amount determined by reference to Schedule A of Master Agreement.

[* * * Confidential Treatment Requested]

Additional Channels is not received within such time period, so much of such remaining balance as has not been received by Licensee by such tenth (10th) Business Day shall bear interest at the Default Rate of Interest (as defined in Section 11(b)) from [***] until paid in full.

                         E. Within ten (10) days of the Additional Channels
Commencement Date, as defined below, Clearwire shall pay Licensee the remaining unpaid balance of the Upfront Royalty as would have been paid had the term "Channels" included all four of Channels D1 through D4 on the Commencement Date; provided, however, that, if such balance payable for the Additional Channels is not received within such time period, so much of such balance as has not been received by Licensee by such tenth (10th) Business Day shall bear interest at the Default Rate of Interest (as defined in Section 11(b)) from [***] until paid in full.

                    (iv) Prior to the Additional Channels Commencement Date (as defined below), the provisions of this Agreement which are expressly ineffective before the Commencement Date as well as Sections 3, 4, 7 and 8 shall be ineffective as applied to the Additional Channels and associated J-Group channels until the Additional Channels Commencement Date, at which time all provisions of this Agreement shall be fully applicable to the Additional Channels and associated J-Group channels. The other provisions in this Agreement shall be fully applicable to the Additional Channels and associated J-Group channels from the Delivery Date and until the termination or expiration of this Agreement. The "Additional Channels Commencement Date" is the day that the FCC grants the Additional Channels De facto Transfer Application.

                    (v) Within ten (10) business days following the Delivery Date and prior to consummating the transfer of de facto control of the Additional Channels, the Parties shall cooperate as required to prepare and file with the FCC all forms and related exhibits, certifications and other documents necessary to obtain the FCC's authorization (the "ADDITIONAL CHANNELS DE FACTO TRANSFER AUTHORIZATION") of the long term de facto transfer caused by this Agreement as set forth in FCC Rule 1.9030(e) as amended from time to time (the "ADDITIONAL CHANNELS FCC LONG TERM LEASE APPLICATION"). Each Party shall fully cooperate with the other, and do all things reasonably necessary to timely submit, prosecute and defend the Additional Channels FCC Long Term Lease Application, and will promptly file or provide the other Party with all other information which is required to be provided to the FCC in furtherance of efforts to obtain or retain such grant. The Parties shall disclose in the Additional Channels FCC Long Term Lease Application the automatic extension of Clearwire's use rights upon the renewal of the FCC License. The Parties shall include in any FCC License renewal application, or separately request, as necessary, a request to permit Clearwire's use rights for the Additional Channels for the renewal term of the FCC License, if the Term will continue during any part of such FCC License renewal term. The Parties shall prosecute each such original or renewal application diligently and in good faith, including defending it and the grant thereof against all petitions to deny, informal objections, petitions for reconsideration, applications for review, appeals, writs, requests for stay filed against any such application or its grant, and shall file and prosecute petitions for reconsideration, applications for review, petitions for appeal, notices of appeal, writs of certiorari and associated pleadings challenging any denial of any such application or request. Any fees associated with the filing of the Additional Channels FCC Long Term Lease Application and applications or requests for renewal of the Additional Channels De

                     [*** Confidential Treatment Requested]
facto Transfer Authorization, and all costs incurred in preparing, prosecuting or defending any and all petitions for reconsideration, applications for review, appeals, writs, requests for stay and remands of the grant or denial of any such original or renewal application and related pleadings, and for activity (such as oral argument and FCC staff visits) in support thereof, shall be paid by Clearwire. Upon grant of the Additional Channels Long Term De facto Transfer Authorization, the provisions of this Agreement applicable to the Long Term De facto Transfer Authorization shall apply to the Additional Channels Long Term De facto Transfer Authorization as though it were the Long Term De facto Transfer Authorization.

                                  EXHIBIT II-B

                               FORM OF MRUA-2 IUA

                               [SEE EXHIBIT II-A]

                                  EXHIBIT II-C

                                FORM OF SOSC IUA

                                                                    EXHIBIT II-C

                          EDUCATIONAL BROADBAND SERVICE
                           LONG TERM DE FACTO TRANSFER
                          SOSC INDIVIDUAL USE AGREEMENT

     THIS Educational Broadband Service Long Term De facto Transfer SOSC Individual Use Agreement (the "AGREEMENT") is entered into as of ______________, 20__(1) (the "EFFECTIVE DATE"), by and between ___________________________,(2)
a __________________(3) (the "LICENSEE"); and Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("CLEARWIRE") (with each of Licensee and Clearwire sometimes referred to individually as "PARTY" and collectively as "PARTIES").

                                    RECITALS:

     WHEREAS the Licensee is authorized by the Federal Communications Commission ("FCC") under the rules, regulations and published policies of the FCC (as they may be amended, "FCC RULES") to engineer and operate Educational Broadband Service ("EBS") channels ___________ ________ (4)(including any associated J- or K-Group channels and any channels exchanged for the listed channels, the "CHANNELS") under call sign ______________________________________________ (the
"FCC LICENSE") in the ____________________________ BASIC TRADING AREA")(5);

     WHEREAS this Agreement is an integral part of the Master Agreement; and

     WHEREAS the Parties have agreed to enter into this Agreement for Licensee to provide Clearwire with access to the capacity on the Channels, which pursuant to the FCC Rules, can be made available for commercial use, in accordance with the terms and conditions below, and subject to FCC approval.

     THEN, in consideration of the premises and covenants set forth in this Agreement, and for good and valuable consideration, the sufficiency of which is acknowledged by the Parties' signatures, the Parties agree as follows:

1.   TERM

          (A) TERM. Subject to Section 1(b), the term of this Agreement begins on the Effective Date and ends on July 31, 2036 (the "TERM"), unless this Agreement is terminated earlier in accordance with Section 11. Prior to the Commencement Date (as defined below), the provisions of this Agreement which are expressly ineffective before the Commencement Date as well as Sections 3, 4, 7 and 8 shall be ineffective until the Commencement Date, at which time all provisions of this Agreement shall be fully effective. The other provisions in this Agreement

----------
(1)  Insert Subsequent Closing Date.

(2)  Insert name of licensee.

(3)  Insert organizational information on licensee.

(4)  Insert EBS channel designations.

(5) Insert the one or more Basic Trading Areas that host the GSA(s) of the Channels.

shall be effective from the Effective Date and until the termination or expiration of this Agreement. The "Commencement Date" is the day that the FCC grants the De facto Transfer Application.

          (B) RENEWAL OF FCC LICENSE AND EXTENSION OF AGREEMENT. In the event that the FCC License expires during the Term, this Agreement will also expire at such time unless the FCC License is renewed and FCC authorization for this Agreement is extended. Licensee and Clearwire will cooperate to timely file a renewal application for the FCC License, in conjunction with a request for renewal of the De facto Transfer Authorization for the next FCC License term. Subject to Section 11, this Agreement will continue to apply unless the FCC denies by Final Order any application for renewal of the FCC License or the De facto Transfer Authorization, or the FCC requires the expiration of this Agreement at an earlier time. "Final Order" means an order issued by the FCC that can no longer be appealed.

2.   ROYALTY COMPENSATION

          (A) UPFRONT ROYALTY.

               (i) DOWNPAYMENT ON EFFECTIVE DATE; PAYMENT OF BALANCE. On the Effective Date, Clearwire shall pay Licensee __________ Dollars ($_______)(6) (the "UPFRONT ROYALTY DEPOSIT") as a down-payment of [***] of the upfront royalty (the "UPFRONT ROYALTY"). Within ten (10) Business Days after the Commencement Date, Clearwire shall pay the Licensee _______ Dollars ($_________)(7) which is the remaining balance of the Upfront Royalty; provided, however, if any part or the whole of the balance is received more than five (5) days after the Commencement Date, that part or whole shall bear interest at the Default Rate of Interest (as defined in Section 2(g)) accruing from the Commencement Date and continuing until paid.

               (ii) REFUND ON TERMINATION.

                    A. The Upfront Royalty is compensation for Licensee's agreement to enter into this Agreement and is not compensation to Licensee for any other commitment of Licensee. In the event that a refund to Clearwire of the whole or any portion of the Upfront Royalty is required, it shall be repaid to Clearwire without interest. Except to the extent expressly required by this Section 2(a), in no event shall Licensee be required to return or refund any portion or the whole of the Upfront Royalty notwithstanding any termination of this Agreement and this Section 2(a) shall survive the termination of this Agreement.

                    B. If this Agreement is terminated pursuant to Section 1l(f), Licensee shall promptly thereafter return to Clearwire the lesser of (i) _____________________________(8) and (ii)

----------
(6)  Insert amount that is [***] of the Cash Upfront Royalty as determined from
     Section 3.10 of Master Agreement.

(7) Insert amount that is the remaining [***] of the Cash Upfront Royalty as determined from Section 3.10 of Master Agreement.

(8)  Insert the number that is [***] of the Cash Upfront Royalty Deposit.

                     [*** Confidential Treatment Requested]
          the difference between ___________________(9) and the product of (X) the number of months and partial months (expressed as a decimal) between the first anniversary of the Effective Date and the date such termination notice is delivered, (Y) [***] and (Z) the full amount of the Upfront Royalty Deposit.

                    C. If this Agreement is terminated pursuant to Section 11(e), Licensee shall refund to Clearwire that portion of the Upfront Royalty that has been paid to Licensee for application with respect to this Agreement that is equal to the product of the Upfront Royalty and the fraction having as its numerator the number of days between the date of such termination and July 31, 2036 and having as its denominator the total of number of days between the Effective Date and July 31, 2036.

          (B) MONTHLY ROYALTIES. Within five (5) business days following the Commencement Date and by the first day of each month thereafter throughout the Term, Clearwire will pay Licensee a monthly royalty (as it may be adjusted pursuant to Section 2(c)(i), the "MONTHLY ROYALTIES") as shown in the following table. The Monthly Royalty due for any partial calendar month, at the commencement of the Commencement Date or expiration of the Term, shall be prorated. If the FCC grant of the De facto Transfer Authorization is stayed by the FCC or by any Federal court on appeal of the FCC's grant, and such stay precludes the provision of the capacity of the Channels during its effective period, no Monthly Royalties shall be paid during the period of that legal incapacity, and for any period of such incapacity that lasts for less than a full calendar month, the Monthly Royalty for that month shall be pro rated.

                   MONTHLY
 YEAR IN WHICH    ROYALTIES
ROYALTY IS PAID      (10)
---------------   ---------
   2006-2010        $_____
   2011-2015        $_____
   2016-2020        $_____
   2021-2025        $_____
   2026-2030        $_____
   2031-2036        $_____

----------
(9)  Ditto.

(10) Insert Monthly Royalty as determined pursuant to Section 3.10 of the Master Agreement.


                   [*** Confidential Treatment Requested]

               (i) LIMITED CPI ADJUSTMENT. On the later of (A) August 31 next following the Effective Date and (B) August 31, 2012, and on each anniversary of such later date (an "ADJUSTMENT DATE"), the Monthly Royalties shall be increased by multiplying each Monthly Royalty, as it may have been previously adjusted pursuant to this clause (i), by the sum of
     (X) one plus (Y) the Adjustment Factor, as defined below in this section. [***] "CPI" means The Consumer Price Index for All Urban
     Consumers (CPI-U) for the U.S. City Average for All Items, 1984-1986 = 100 as published by the Bureau of Labor Statistics of the United States Department of Labor; provided, however, in the event that the CPI (or a successor or substitute index) is not available, a similar reliable U.S. governmental or other nonpartisan publication selected by Licensee will be used.

          (C) PREPARATION REIMBURSEMENT. Within ten (10) days after the Effective Date, Clearwire shall reimburse Licensee for the preparation of this Agreement in the amount of __________.(11) This obligation shall apply without regard to whether or not this Agreement is subsequently terminated.

          (D) PAYMENT RECEIPT ADDRESS. Absent notice of different instructions from Licensee, all cash payments to be paid to Licensee shall be paid by check mailed to the following address, which address may be changed by Licensee by notice to Clearwire:

               _______________________________
               _______________________________
               _______________________________
               _______________________________
               Attn: _________________________(12)

          (E) W-9. Within ten (10) days following the execution of this Agreement, Licensee shall deliver a completed IRS Form W-9 to Clearwire.

          (F) NO SET-OFF. All payments of Upfront Royalties and Monthly Royalties shall be made without set-off except for a sum that Licensee is finally determined to owe Clearwire by arbitration conducted pursuant to this Agreement.

          (G) INTEREST ON OVERDUE AMOUNTS. Clearwire shall pay interest to Licensee on all payments owed under this Agreement more than thirty (30) days in arrears, accruing from the original payment due date and continuing until payment of the amount due, in an amount equal to the greater of (i) [***] or (ii) a fluctuating rate equal to the "Prime Rate" as announced from time to time by The Wall Street Journal plus [***], but in no event

----------
(11) Insert $1,500 if the Effective Date is on or before September 28, 2006 or $2,500 if the Effective Date is after September 28, 2006.

(12) Insert Licensee-provided mailing address.


                       [*** Confidential Treatment Requested]
exceeding the highest lawful rate of interest that may be charged or collected (the "DEFAULT INTEREST RATE"). Accrued interest shall be due and payable monthly. In addition, for payments owed under this Agreement thirty (30) days or more in arrears, a penalty equal to [***] of the payment owed shall be immediately due and payable.

3.   EXCLUSIVE NEGOTIATION PERIOD

     For a time period beginning [***], Licensee will negotiate in good faith exclusively with Clearwire about a possible renewal of this Agreement. During such period, Licensee and its agents and advisors will not discuss or solicit other opportunities to enable third parties to make use of the Channels.

4.   FREQUENCY BAND TRANSITION

     The Channels covered by this Agreement either have been or will be subject to relocation to different frequencies and/or to different technical characteristics in accordance with a transition plan adopted in accordance with the FCC Rules promulgated in WT Docket No. 03-66 (the "TRANSITION"). In the event that the Transition is not complete, the remaining provisions of this
Section 4 shall be effective and, otherwise, shall be ineffective. Clearwire and Licensee will cooperate in the Transition in accordance with FCC Rules, to facilitate Clearwire's and Licensee's use of the Channels, consistent with this Agreement. To the extent that, after the Commencement Date, the FCC allows Licensee to participate in selecting the entity initiating and/or overseeing the Transition of the Channels (the "PROPONENT"), then Licensee will designate and otherwise reasonably promote Clearwire or its designee as Proponent or co-Proponent and otherwise support Clearwire's interests in the means and outcome of the Transition to the extent permitted by FCC Rules and consistent with Licensee's Transition rights thereunder and interests hereunder and after expiration or termination of this Agreement; provided, however, if Licensee is obligated by any other agreement relating to other channels in the market to promote some other party as Proponent or co-Proponent, Licensee's equally qualified support for both Clearwire and such other party shall fully satisfy Licensee's obligations in this sentence. Licensee will consult with Clearwire before adopting, consenting to, or otherwise agreeing to any change of frequencies or characteristics of the Channels after the Commencement Date other than those changes specified by FCC Rules. After the Commencement Date, Licensee will use its commercially reasonable efforts to make Clearwire aware of and to seek the permission of meeting participants to allow Clearwire to participate in its scheduled meetings with the Proponent to the extent they concern Transition of the Channels to channel plans required or allowed as an outcome of the FCC's transition proceedings, provided that Licensee is aware sufficiently in advance of the meeting that it will involve that subject matter. In any event, Licensee will provide Clearwire with a summary report of any meetings or discussions with such third persons occurring after the Commencement Date in which Clearwire was not invited to participate. In the event that neither Clearwire nor any third party initiates and/or completes the Transition of the Channels within the time frames specified by the FCC, Licensee may, at its sole option, avail itself of any "self-transition" rights made available pursuant to FCC Rules. Licensee's reasonable costs of such self-transition will be paid and/or reimbursed by Clearwire in their entirety.


                   [*** Confidential Treatment Requested]

5.   CAPACITY REQUIREMENTS AND USES; CERTAIN LICENSEE ACCESS RIGHT ROYALTIES

          (A) CLEARWIRE CAPACITY. On and after the Commencement Date, subject to FCC Rules and the restrictions imposed thereby, Clearwire will have the right to use all of the capacity of the Channels other than Licensee's Reserved Capacity, the Access Right Royalties and Licensee's other rights and benefits granted by this Agreement or the Master Agreement ("CLEARWIRE CAPACITY") and, subject to FCC Rules and the power of the FCC to control the radio frequency spectrum, Licensee shall not use Clearwire Capacity or enter into any agreement to allow any third party to use Clearwire Capacity other than as may be contemplated by this Agreement.

          (B) LICENSEE'S RESERVED CAPACITY. As used in this Agreement, "LICENSEE'S RESERVED CAPACITY" means:

               (i) Prior to the Commencement Date, all of the Capacity of the Channels.

               (ii) From the Commencement Date until sixty (60) days after Licensee receives a notice from Clearwire that Clearwire intends to utilize the capacity of the Channels, the lesser of one Channel and that number of Channels Licensee used during the last regular school session immediately preceding the Effective Date (the "LEGACY RESERVATION"), which Licensee may use to provide services that further the educational mission of accredited schools ("LICENSEE'S CAPACITY"). Licensee's operations pursuant to Section 5(b)(i) and (ii) are solely in furtherance of Licensee's educational charter and are not intended for the benefit of Clearwire or conducted in exchange for any royalties or other consideration.

               (iii) After the later of the Commencement Date and the date that any one or more of the Channels is engineered to operate in any digital modulation (the "LEGACY STOP DATE"), in respect of Licensee's educational reservation covering the five percent (5%) educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "EDUCATIONAL RESERVATION"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter applying the Dispute Resolution Procedure.

          (C) [***]




                   [*** Confidential Treatment Requested]

          (D) SECTION 27.1214(E) AMENDMENTS. To the extent required under
Section 27.1214(e) of FCC Rules, on the date that is [***] after the Effective Date and every [***] thereafter during the Term, Licensee shall have a period of sixty (60) days to request a review of its minimum educational use requirements, in which event and at which time the Parties shall negotiate in good faith an amendment to this Agreement that accommodates any bona fide changes in educational needs, technology and other relevant factors. Any such amendment shall provide, among other terms and conditions agreed to by the Parties: (i) with respect to Licensee and any Educational End Users (defined below) for whom Clearwire has provided an Educational Account, Clearwire shall make available any equipment, services or software upgrades that Clearwire makes generally available to Clearwire's retail customers subscribing to the same tier of service in the Market Area over Broadband Radio Service ("BRS") or EBS facilities; (ii) to the extent such amendment materially increases Clearwire's monthly costs either to operate its leased capacity or to meet Licensee's changed educational use requirements, whether or not such costs will be offset by a reduction in the Monthly Royalties for the remainder of the Term, a refund in an amount to be agreed upon by both Parties, or both; (iii) Clearwire may accommodate changes in Licensee's Reserved Capacity through any reasonable means available so as to avoid disruption to the advanced wireless services provided by Clearwire; and (iv) Clearwire shall not be required to accommodate changes in Licensee's Reserved Capacity in a manner that has a negative economic impact on Clearwire or Clearwire's commercial operations under the Agreement. The adjustments set forth in this subsection shall be in addition to, and not in lieu of, adjustments set forth in other portions of this Agreement or the Master Agreement. Neither Party shall have any obligation to enter into any amendment pursuant to this Section.

          (E) CHANNEL SWAPPING; COSTS.

After the Commencement Date, provided that Clearwire is not in breach of this Agreement, Clearwire shall be permitted to require Licensee to swap all but not less than all of the spectrum authorized by the FCC License for Suitable Replacement Spectrum licensed to one entity (the "SWAP PARTNER") in either the Geographic Market or one different U.S. market without Licensee's consent, provided that Licensee receives the same benefits it would otherwise receive from Clearwire under this Agreement, such swap is reversed at the expiration or termination of this Agreement and Licensee receives assurances reasonably acceptable to Licensee that it will receive back from the Swap Partner within six (6) months after such expiration or termination the same or superior channels and channel rights Licensee provided to the Swap Partner (as reasonably determined by Licensee), without any lien or encumbrance and free of the rights of third parties. Clearwire agrees to bear all costs and expenses associated with the implementation of channel swapping and reversal of the swap, including without limitation the reasonable out-of-pocket costs of Licensee's engineering consultants and attorneys. The foregoing requirements with respect to the reversal of a swap shall survive the expiration or termination of this Agreement, unless termination is caused by Licensee's breach of this Agreement. "SUITABLE REPLACEMENT SPECTRUM" means regular FCC Authorization (and not special, special temporary, experimental or developmental authorization) in Licensee's name and entitling Licensee to use one FCC-defined channel (plus related guardbands, if any) for each FCC-defined channel (and associated guardband segment, if any) provided to the Swap Partner (an "ASSIGNED CHANNEL"), and each such replacement channel (and associated guardband segment, if any) (a "RECEIVED CHANNEL") shall have the following additional characteristics: (1) it is swapped along with the

[* * * Confidential Treatment Requested] other Channels to a single licensee having the same number of channels; (2) it may not be BRS Channel 1, 2 or 2A; (3) it shall be of an entire EBS channel (e.g., EBS Channel Gl) as defined in FCC Rule 27.5(i) or any successor rule, and not a channel created from parts of FCC-defined channels; (4) Licensee's upper or lower band segment Channels (or, if pre-Transition, Licensee's Channels bearing FCC-assigned numbers 1, 2 or 3) must be replaced with three upper or lower band segment channels (or, if pre-Transition, channels bearing FCC-assigned numbers 1, 2 or 3) that will be contiguous through the post-Transition period; (5) it shall have a FCC-defined geographic service area ("GSA") at least as large as that of the Assigned Channel of like number (e.g., Gl and Dl); (6) its GSA shall include a total estimated population at least as large as the total estimated population within the GSA of the Assigned Channel of like number; (7) if the Received Channel is subject to any Interference Consent(s), those Interference Consent(s) must meet the requirements for classification as Conforming Interference Consents and provide Licensee, after the swap, with the same rights the Licensee would have pursuant to a Conforming Interference Consent as reasonably determined by Licensee; (8) the Received Channel's authorization shall not be subject to any facts or circumstances which Licensee reasonably determines could cause its FCC authorization to be cancelled, forfeited, revoked, subject to cancellation, forfeiture or revocation, or not to be able to transition to its default channel specified in FCC Rule 27.5(i)(2) or any successor rule; (9) the Received Channel shall be free and clear of all liens, encumbrances, and rights of persons (with the exception of third party leases that will not apply after the swap and except agreements permitted under clause (7)); and (10) the Received Channel shall be free of any unusual license conditions not also applicable to the Assigned Channel. Clearwire's right to require Licensee to swap is subject to FCC consent and the consent of the Swap Partner. Notwithstanding the foregoing in this
Section 5(e), Licensee shall reasonably consider channel swaps for spectrum that is not Suitable Replacement Spectrum.

6.   EQUIPMENT; CONTINUATION OF ACCESS RIGHT ROYALTIES; CONTROL OF OPERATIONS

          (A) OPERATION AND MAINTENANCE OF EQUIPMENT. Subject to the last sentence of this Section 6(a), prior to the Legacy Stop Date (as defined in Section 5(b)(iii)), Licensee may operate the legacy video transmission equipment currently in place, if any (including replacements thereto), for the Channels (the "EBS EQUIPMENT") at each transmission site (including substituted and additional sites), it being understood that Licensee's operations under this
Section 6(a) are solely for Licensee's educational purposes. If Licensee chooses not to operate the transmission equipment currently in place or replacements thereto, then Licensee and Clearwire will cooperate in filing all necessary applications and notices with the FCC to "go dark" and not transmit on the Channels for an allowed period of time or notify the FCC that Licensee has ceased operation. If Clearwire or any of its Affiliates has EBS and/or BRS spectrum operations in the Market Area of the Channels, then Clearwire will operate legacy video for Licensee at Clearwire's expense until the earlier of the Legacy Stop Date and the end of the Transition.

          (B) POST-TRANSITION OR MIGRATION OPERATION AND MAINTENANCE OF EQUIPMENT ON THE EXCLUDED CHANNELS. Subject to the last sentence of Section 6(a), while operating a video system for Licensee's educational purposes under Section 6(a), it is Licensee's responsibility to operate and maintain its video equipment.

          (C) EQUIPMENT PURCHASE OR LEASE OPTION; TAIL SERVICES AND EQUIPMENT.

               (i) Subject to subsection (ii) below, in the event this Agreement expires or is terminated for any reason other than a default by Licensee, Licensee shall have the option, upon giving notice to Clearwire within thirty (30) days of such expiration or termination (the "PURCHASE OPTION PERIOD"), to purchase the whole or any part as determined by Licensee of transmission and reception equipment (not including any tower rights) then in operation that is used to transmit Licensee's Reserved Capacity on the Channels, whether such equipment is dedicated entirely to Licensee's Reserved Capacity or shared (the "LICENSEE'S SPECIFIED EQUIPMENT"), or equivalent equipment. The price for such equipment shall be equal to the lesser of the [***]

                      [*** Confidential Treatment Requested]

     [***]

               (ii) If Licensee notifies Clearwire of its desire to acquire Licensee's Specified Equipment and Additional Equipment-Related Features, in lieu of selling the Licensee's Specified Equipment and Additional Equipment-Related Features to Licensee as specified in subsection (i) above, Clearwire shall have the option instead to lease such to Licensee for an initial term of one year, renewable annually at the option of Licensee for as many as nine (9) one-year renewal terms. During the period of such lease, Clearwire shall have the right to share the use of Licensee's Specified Equipment and Additional Equipment-Related Features, so long as such sharing does not diminish the utility to Licensee. The monthly amount payable by Licensee to Clearwire to lease these items shall be the lesser of: (x) [***] of fair market value of the Licensee's Specified Equipment and Additional Equipment-Related Features at the commencement of the initial lease term, and (y) Clearwire's [***] of leasing Licensee's Specified Equipment and Additional Equipment-Related Features to Licensee.

               (iii) For the purposes of this Section 6(c), determinations of fair market value shall be made by an independent engineering firm selected by Licensee and subject to approval by Clearwire, and the cost of reaching such determination shall be shared equally by parties.

               (iv) For a period of [***] after the expiration or termination of this Agreement, unless termination resulted from Licensee's breach of this Agreement, Licensee shall have the right to continue to receive the same in-kind facilities, services and benefits Licensee received during the Term, including each of the Access Right Royalties under Section 7, on the most favorable terms and conditions, including price, as Clearwire or any of its Affiliates offers such Access Right Royalties, or services and equipment substantially similar thereto. When Clearwire provides Licensee with the price and other terms for the Access Right Royalties under this paragraph, Clearwire will also provide an officer's certificate certifying that such pricing and other terms meet the requirements of this Section 6(c) and are the MFN Price. The provisions of this Section 6(c) shall survive the expiration or termination of this Agreement for any cause, unless termination is caused by Licensee's breach of this Agreement.

          (D) OPERATION OF FACILITIES ON THE CHANNELS TO MEET SUBSTANTIAL SERVICE REQUIREMENTS. In addition to the foregoing, Clearwire, at its expense, will construct, operate and maintain facilities for the Channels that provide operating transmission and coverage capability sufficient to satisfy minimum build-out, operational, service or performance requirements applicable to the Channels or which must be satisfied to avoid a reduction in Channels or their capacity, including substantial service standards, all as required or prescribed under then-applicable FCC Rules. Without limiting the generality of the foregoing, Clearwire shall have constructed and maintained in service such facilities operating on the Channels as are needed to qualify for a "safe harbor" under the FCC Rule 27.14(e)(l)(ii) and/or 27.14(e)(2), as they may be amended from time to time, or any other applicable "safe harbor" as may be

                    [*** Confidential Treatment Requested]
reasonably acceptable to Licensee, so that Licensee would qualify for at least one of such "safe harbors" on [***] as if the [***] substantial service showing deadline of FCC Rule 27.14(e) had been advanced to [***] (the "[***]") and Clearwire shall continue to maintain such facilities in service between [***] and the later of [***] and such date to which the FCC may extend the substantial service showing deadline so as to ensure that the FCC finds that Licensee has met the substantial service requirement under FCC Rule 27.14(e). In the event that the FCC by Final Order effective prior to [***] extends the substantial service showing date beyond [***], then the [***] deadline shall be extended to the date that is [***] before such extended date. In the event that Clearwire determines that it may not satisfy the [***], and if, by [***], Clearwire demonstrates to Licensee's reasonable satisfaction that Clearwire will meet the [***]'s deadline if this deadline is extended to [***], then this deadline shall be extended to [***] by written notice from Licensee to Clearwire. In the event that (i) Clearwire elects to make such demonstration by [***], and Licensee informs Clearwire that Licensee is not reasonably satisfied that Clearwire will meet the [***] if the deadline for it is extended to [***] or (ii) Clearwire does not make such a demonstration by [***], Clearwire shall be in material breach of this Agreement and Clearwire shall have a cure period to meet the [***] that ends on [***], notwithstanding any longer cure period or requirement for breach notice for non-payment breaches provided by Section 11(c). If Clearwire fails to meet the [***] by the end of that thirty (30) day cure period, Licensee shall have the right to terminate this Agreement or to build such facilities as qualify for a "safe harbor" under Section 27.14(e) of FCC Rules, and Clearwire shall reimburse Licensee's reasonable costs of doing so. In the event Clearwire makes such demonstration to Licensee's reasonable satisfaction, but fails to satisfy the [***] by [***] such failure shall constitute a material breach by Clearwire, for which there shall be no requirement of breach notice or opportunity to cure notwithstanding Section 11(c), and Licensee shall have the right to terminate this Agreement or to build such facilities as qualify for a "safe harbor" under Section 27.14(e) of FCC Rules, and Clearwire shall reimburse Licensee's reasonable costs of doing so.

          (E) CONTROL OVER OPERATIONS. On and after the Commencement Date, Clearwire shall exercise such day-to-day operational control over operations on the Channels as permitted by FCC Rules pertaining to de facto transfer agreements under its secondary markets rules; provided, however, that Licensee shall retain such powers of oversight and control as are needed to ensure compliance with standards of conduct for which Licensee remains accountable to the FCC or as otherwise reserved by this Agreement. In the event (A) Licensee becomes aware of an on-going violation or repeated violations by Clearwire of the Communications Act or the FCC Rules governing its use or Licensee's use of the Channels (collectively, the "Governing Rules"), or any other violation of the Governing Rules that might adversely affect Licensee's rights in the License, might impose unreimbursed liability on Licensee as licensee of the Channels or might cause the FCC to revoke, cancel, rescind or materially adversely modify the De facto Transfer Authorization and (B) after Licensee gives notice to Clearwire of such violation(s), Clearwire does not immediately, in the case of an on-going violation, begin to cure such violation and fully effect such cure within thirty (30) days or such period that the FCC may specifically impose, and in the case of repeated violations, take steps to prevent such violations in the future and fully effect such steps within thirty
(30) days or such period that the FCC may

                      [*** Confidential Treatment Requested]
specifically impose, such that the violation does not re-occur, Licensee shall be entitled to take action to force Clearwire to immediately cease such violation(s), immediately comply with the Governing Rules and take such preventative steps, all at Clearwire's expense, and including the right to immediately seek injunctive relief, and in each case without first giving Clearwire any further notice or awaiting any further cure period.

7.   ACCESS RIGHT ROYALTIES

     Clearwire shall provide the access right royalties described in this
Section 7 (the "Access Right Royalties") from and after the later of the Commencement Date and the first commercial launch by Clearwire of its wireless services on the Channels or other EBS or BRS channels in the Geographic Market of the Channels.

          (A) COST-FREE EDUCATIONAL ACCOUNTS. Included in the Access Right Royalties provided to Licensee, Licensee shall be entitled to Cost-Free Educational Accounts in respect of the Educational Reservation and the Additional Cost-Free Educational Accounts as provided in this Section 7.

               (i) Educational Reservation Basic Cost-Free Educational Accounts.

               A. In respect of Licensee's educational reservation covering the [***] educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "EDUCATIONAL RESERVATION"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter by applying the Dispute Resolution Procedures.

               B. Initially, Clearwire shall provide Licensee [***] Cost-Free Educational Account per Cell Site in the Market Area (each a "BASIC COST-FREE EDUCATION ACCOUNT"). The number of Cost-Free Educational Accounts provided pursuant to this Agreement shall be adjusted upward every [***] proportionate to the growth of the overall data capacity of Clearwire's network in the Market Area of the Channels. The growth (if any) in the overall data capacity shall be determined as set forth in Section 20(b)(iii).

          (B) ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS. In addition to, and not in lieu of, the Cost-Free Educational Accounts provided to Licensee by Clearwire pursuant to the Educational Reservation as set forth in Section 7(a), Clearwire shall provide Licensee with additional Cost-Free Educational Accounts in the number computed in accordance with this Section 7(b) (the "ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS").

                     [*** Confidential Treatment Requested]

               (i) Number and Periodic Adjustment. Licensee will have access to additional spectrum capacity on Clearwire's National Platform in the form of Cost-Free Educational Accounts equal to the greater of (X) [***] Cost-Free Educational Accounts per Sector in the Market Area of the Channels and (Y) the quantity of Cost-Free Educational Accounts determined by applying the Formula Quantity. The number of Additional Cost Free Educational Accounts that Clearwire is obligated to provide to Licensee shall be recalculated and revised annually as of January 31 of each calendar year.

                    A. Educational End Users. Cost-Free Educational Accounts shall be exclusively for Educational End Users and not for resale, assignment or transfer by Licensee outside of its Educational End User environment or to persons who cease to be officially associated with such Educational End User. (By way of example, a university may resell the service to its students, faculty, administrators and staff, while such persons are involved with the university, but shall cease to provide the service if a member of the faculty terminates employment or a student graduates and ceases to be involved in university matters.)

                    B. Time of Delivery. The Additional Cost-Free Educational Accounts shall be provided by Clearwire to Licensee pursuant to this
     Section 7(b) upon the commercial launch of Clearwire's broadband wireless service in the Market Area of the Channels, or the applicable Commencement Date thereof if later.

          (C) LICENSEE MVNO.

               (i) In addition to the right to Cost-Free Educational Accounts, Licensee shall have the right to resell the Clearwire service in the form of MVNO Educational Accounts to Educational End Users in the Market Area. An "MVNO EDUCATIONAL ACCOUNT" shall have the identical characteristics as a Cost-Free Educational Account, except that there shall be a charge to Licensee as determined pursuant to this Section 7fc). Clearwire shall sell to Licensee such services, at a cost equal to the lowest wholesale rate provided by Clearwire to an arms-length third party in the Market Area of the Channels or other comparable market pursuant to any applicable agreement. However, the number of MVNO Educational Accounts is limited in such Market Area to twice the number of Cost-Free Educational Accounts for such Market Area.

               (ii) Mechanics. The resale of Clearwire's services pursuant to this Section 7(c) shall be accomplished pursuant to a standard Clearwire wholesale agreement form revised to be consistent with the terms of this Agreement, which will be provided to Licensee upon its request to resell an MVNO Educational Account to an Educational End User. Such arrangement shall be executed not later than thirty (30) days after the availability of such services.


                     [*** Confidential Treatment Requested]

          (D) ACCESS TO EDUCATIONAL END USER DEVICES. Clearwire shall also make any end-user equipment used in the Clearwire National Platform available for purchase by Licensee at [***] above Clearwire's cost to acquire such end-user equipment. Equipment provided to Licensee pursuant to this section shall be used solely by Educational End Users and not for resale.

          (E) SHARING OF FEATURES AND SERVICE SETS. Licensee shall have access to, and full use of, system capabilities, services and feature sets that are generally provided to Clearwire's retail customers or wholesalers to mass market customers. Licensee shall have access to reasonably necessary support made available to Clearwire's commercial customers generally, and that is reasonably necessary for Licensee to offer services to its Educational End Users as contemplated by their agreement. Licensee shall have access to new capabilities, features and service sets within six months of the time that Clearwire makes them available to customers generally, but not earlier than the Commencement Date.

          (F) ORDERING COST-FREE EDUCATIONAL ACCOUNTS AND ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS; DELIVERY AND INSTALLATION. Licensee may activate Cost-Free Educational Accounts and Additional Cost-Free Educational Accounts at no cost to Licensee, via submission of a standard Order Form or online ordering to Clearwire, to the extent consistent with the terms of this Agreement. Clearwire will fill each such order within the standard delivery interval by which it activates new service requests for subscribers generally, and shall ship associated user units to Licensee's requested destination or complete installation of user equipment which normally is installed by Clearwire, its Affiliate or a contractor of either of them within the standard installation interval by which it makes new installations of user units. Licensee shall comply with all laws and obtain any necessary governmental permits or approvals, and third party approvals, which are necessary in order for Clearwire to undertake an installation.

          (G) TERMS OF USE. To the extent not inconsistent with the terms of this Agreement, Licensee's ordering and use of Cost-Free Educational Accounts, the Additional Cost-Free Educational Accounts and MVNO Accounts, and the use of such services by Licensee's users and permitted users, shall be governed by the acceptable use policy and terms of service, and such other policies of general applicability which apply to such services, which are subject to amendment and may be found at http://www.clearwire.com or such other URL as may be designated; provided, however, that financial terms contained in the terms of service shall not apply to such services. In addition to the foregoing policies, but only to the extent not inconsistent with the terms of this Agreement, Clearwire may specify from time to time, in its sole discretion, reasonable and non-discriminatory procedures for the activation, addition, deletion or substitution of services to Licensee, its users and permitted users that do not impose obligations on or detract from the services received by Licensee or its permitted users.

          (H) EQUIPMENT AND SOFTWARE. For Licensee and any permitted users for whom Clearwire provides services pursuant to this Section 7, Clearwire shall make available any equipment, services or software, including upgrades, that Clearwire makes generally available to Clearwire's or its Affiliate's retail customers subscribing to the same tier of service in the market(s) where it is used over BRS or EBS facilities. In the event that any equipment upgrade

                     [*** Confidential Treatment Requested]
involves replacement of equipment, the replaced equipment shall be returned to Clearwire or its designee and title to the replacement equipment shall transfer to Licensee or its designee.

          (I) TITLE. All equipment provided by Clearwire to Licensee shall be the property of Licensee or its designee(s), free and clear of all liens and encumbrances, when paid in full (if any payment is required). Licensee shall own, and be solely responsible for the maintenance and operation of, all facilities installed at Licensee's locations and receive sites, including the sites of its permitted users, subject to manufacturers' warranties.

          (J) PREFERRED CONTENT PROVIDER.

               (i) Scope. In the event that Clearwire provides third party content to customers over its network in the Market Area of the Channels, Licensee may elect to become be a "PREFERRED CONTENT PROVIDER" over such network in such Market Area for such duration as Licensee may select. As a Preferred Content Provider, Licensee shall have the same degree of access to, and use of, any system capability, service or feature set that is provided to premium third party content providers.

               (ii) Service Sets and Features. To the extent that Clearwire's or its Affiliates' most favored program suppliers pay for features and/or service sets, Licensee shall pay an equal amount for equal features and/or service sets to the extent that Licensee elects to utilize them. Licensee agrees that the programming that Licensee supplies to customers through Clearwire's network will be educational in nature. Licensee agrees not to resell Clearwire's network access, features and/or service sets to third parties, except in accordance with Sections 7(b)(i)a. and 7(c).

               (iii) Capacity Constraints. Clearwire reserves the right to restrict the use of the capabilities and services made available to Licensee as a Preferred Content Provider under this Section 7(j) if such use is no longer commercially and technically feasible due to limitations in network capabilities. Clearwire shall comply with the provisions of this Agreement and the Master Agreement to ensure timely access to information about capacity usage and permit Licensee a reasonable opportunity to secure alternative access.

          (K) DEFINITIONS.

               (i) "ADDITIONAL COST-FREE EDUCATIONAL ACCOUNT" is defined in
     Section 7(b).

               (ii) "CELL SITE" means a tower, building or other outdoor structure equipped with one or more antennas to serve the surrounding area.

               (iii) "CLEARWIRE NATIONAL PLATFORM" means all Market Areas and all other areas within the United States where Clearwire and its Affiliates provide comparable services.

               (iv) "COST-FREE EDUCATIONAL ACCOUNT" means a wireless broadband connection that Clearwire or its affiliate provides to Licensee without charge or expense to Licensee. Cost-Free Educational Accounts shall have the same capacity and characteristics as the highest level of premium mass market retail service provided on Clearwire or its affiliate's network in the market where it is used. Multiple individuals that are associated with an Educational End-User may share the same Cost-Free Educational Account through Wi-Fi hotspots, local area networks, and other means. To the extent not inconsistent with the terms of this Agreement, the Cost-Free Educational Accounts shall be subject to the terms of Clearwire's then generally applicable Acceptable Use Policy. The Cost-Free Educational Accounts shall be fully portable anywhere within the Clearwire National Platform to the extent that Clearwire offers such portability to any customer.

               (v) "EDUCATIONAL END USERS" or "EEU" shall be only non-profit entities, educational entities and/or Social Welfare Agencies that use the services for their own purposes, provided that Licensees shall not provide such services pursuant to a request-for-proposals (RFP) or other substantially similar commercially competitive opportunities, and Licensees shall not provide such services to any entity if such entity already has an existing business relationship with Clearwire. For this purpose, "SOCIAL WELFARE AGENCIES" includes only (1) those governmental and quasi-governmental agencies and departments that provide as their primary service public welfare assistance services (such as low-income housing, food stamps, or domestic violence services) to the public or (2) correctional institutions that use the service in connection with a written agreement with the Licensee for specific programming content produced or procured by Licensee or with whom Licensee has had a prior written relationship; provided that such programming content is delivered to such correctional institutions without charge or other fees. Social Welfare Agencies shall specifically exclude treasury and revenue services departments, law enforcement agencies, legislatures, the office of the mayor and the military.

               (vi) "FORMULA QUANTITY" as of any date, is the product, rounded up or down to the nearest whole number, obtained by multiplying: (a) the Local Channel Ratio by (b) [***], and by (c) the number of subscribers served by Clearwire or any of its affiliates in the Market Area of the Channels as of the end of the previous calendar year. In the event that this product is a fraction, it shall be rounded up or down to the nearest whole number.

               (vii) "GEOGRAPHIC MARKET" means the larger of (A) the area covered by the GSA(s) of the Channels as amended from time to time, without regard to any subsequent swap affecting the Channels after the Effective Date, and (B) such GSA(s) combined with the area(s) covered by the substantially overlapping GSA(s) of EBS and/or BRS systems which Clearwire or any of its Affiliates have the right to use in that same market.

               (viii) "LOCAL CHANNEL RATIO" is the fraction obtained by dividing the number of Channels as of the date of the calculation by the total number of EBS and BRS channels in the Market Area of the Channels with substantially overlapping GSAs then used to provide service in such Market Area licensed to or under a use agreement with Clearwire or any of its Affiliates (including those of Licensee) as of that date, in

                     [*** Confidential Treatment Requested]
     each case determined without multiplying a channel by the number of times it is deployed.

               (ix) "MARKET AREA" means the network coverage footprint of the network of Clearwire and its Affiliates which includes all or part of the GSA(s) of the Channels in the Geographic Market, based on its build-out engineered for services from time to time once it has commenced commercial operation.

               (x) "MARKET AREA OF THE CHANNELS" is the Market Area of the Channels as of the Effective Date.

               (xi) "MVNO ACCOUNTS" means a broadband connection and related services that Clearwire or its affiliate provides, including such user equipment as Clearwire or its affiliate may provide for such connection services.

               (xii) "ORDER FORM" is a form which elicits such information as is reasonably required by Clearwire to provide the service, and which does not contain any provision that modifies the service or any provision that is inconsistent with this Agreement. It is agreed that Clearwire Order Forms will be in the form of its standard order forms.

               (xiii) "SECTOR" means a directional antenna located at a cell site that serves a portion of a Cell Site area.

8.   INTERFERENCE CONSENTS

     Upon advance written notice to Licensee given after the Commencement Date, Clearwire shall have the right to enter into agreements ("INTERFERENCE CONSENTS") allowing third party licensees and operators to operate transmitters that cause greater levels of signal strength within the Licensee's GSA than otherwise is permitted under Part 27 of FCC Rules in order to coordinate Clearwire's operations in Licensee's GSA with those of third parties. This right shall apply only to such Interference Consents ("CONFORMING INTERFERENCE CONSENTS") as (1) by their terms expire upon the earlier of the expiration or termination of this Agreement; (2) do not result in or allow operations as may result in a degradation in the value of the Channels or any impairment of the FCC License for the Channels that is material or will continue beyond the expiration or termination of this Agreement; (3) are limited to terms and conditions providing for fair and reciprocal rights and limitations for and on the operation of Licensee's facilities and the facilities of the other party in connection with system coordination inside Licensee's GSA and at Licensee's GSA boundaries and provisions ancillary thereto, but not channel swapping; (4) do not cede, grant or provide any part of the Licensee's GSA or channel capacity to a third party; (5) do not allow the placement of third party transmitters operating on the frequencies of any of the Channels within the Licensee's GSA, except for transmitters operated pursuant to Special Temporary Authority for not more than a total of 180 days plus a renewal period of not more than 180 days, and in any event ending prior to the expiration or termination of this Agreement; and (6) do not prevent the construction of facilities sufficient to qualify the Licensee for a substantial service safe harbor pursuant to the terms of this Agreement. Third-party rights to use

Licensee's GSA or channel capacity other than those matters related above are to be handled in accordance with the assignment or sublicensing provisions of this Agreement.

     All Interference Consents entered into by Clearwire pursuant to this Section shall provide that the Licensee has the right to require the third party to cease operations that required the Interference Consent to exist upon the expiration or termination of this Agreement, including the right of specific performance of such requirement and the payment by the third party of attorneys' fees in enforcing that right, and that such rights shall not be affected or diminished by any default by Clearwire. Except in connection with a permitted assignment of this Agreement itself, Clearwire shall have no right or power to assign any such Interference Consent, it being understood that Clearwire's rights to enter such Interference Consents is based upon a special relationship with Licensee. Unless termination results from Licensee's material breach of this Agreement, Clearwire shall be responsible for any unreimbursed cost or damages to Licensee as a result of a third party's failure to cease operations upon expiration or termination of the Agreement, and shall pay Licensee's legal fees in connection with enforcement of the Interference Consent. The rights in this paragraph shall survive the expiration or termination of this Agreement for any cause.

     Clearwire shall not enter into any Interference Consent, or any amendment or supplement thereto, without first giving Licensee and its counsel thirty (30) days advanced written notice or such lesser time as may be required by the exigencies of the situation but no less than ten (10) days (the "NOTICE PERIOD") of Clearwire's intention to enter into the consent, amendment or supplement, along with a complete and unredacted form of the consent, amendment or supplement (and any documents to which it refers) and a statement of the Notice Period applicable thereto. In the event that Clearwire intends to execute an Interference Consent, or any amendment or supplement thereto, that materially or substantively differs from the form previously supplied to Licensee, Clearwire shall once again follow the procedure and requirements of the immediately preceding sentence as though no notice of the document in the prior form had been given. During the Notice Period applicable to any proposed Interference Consent, or any amendment or supplement thereto, Clearwire shall answer questions and entertain comments and suggestions of the Licensee. The failure of Licensee to object to any proposed Interference Consent, or any amendment or supplement thereto, shall not constitute a waiver of this Section 8 or be construed as Licensee's implied endorsement of such proposed consent, amendment or supplement.

9. OTHER APPLICATIONS, APPLICATION COSTS; FEES; DE FACTO TRANSFER AUTHORIZATION APPLICATION

          (A) APPLICATION PREPARATION. Clearwire will prepare and submit in its name all applications, amendments, petitions, requests for waivers, and other documents necessary for the proper operation of Clearwire Capacity consistent with this Agreement and Licensee's responsibilities as a FCC licensee. Licensee will prepare and submit all applications, amendments, petitions, requests for waivers, and other documents necessary for the modification, maintenance and renewal of the FCC License that, under FCC Rules, may only be filed by Licensee, including any such filings reasonably requested by Clearwire that are consistent with this Agreement and Licensee's responsibilities as a FCC licensee. The Parties will cooperate in the preparation and submission of all applications, amendments, petitions, requests for waivers, and other documents necessary to secure any FCC approval, consent or other action required to effectuate this Agreement, including the substantial service showing required by [***]. In no event shall Licensee be required to make any filing or to take any position before the FCC or other Government Agency that is inconsistent with Licensee's interests or which Licensee believes in good faith may be construed by the FCC or other Government Agency as inconsistent with its responsibilities as a FCC licensee, not submitted in good faith or submitted for a purpose of delay in a proceeding.

          (B) APPLICATION COSTS. Clearwire will, at its own expense, prepare all applications, notices, certificates, exhibits, consent agreements, approvals or authorizations that Clearwire submits to the FCC or seeks to have Licensee submit to the FCC pursuant to the Agreement. Clearwire will also promptly pay or reimburse Licensee for its reasonable out-of-pocket expenses in connection with the activities requested or required of Licensee by Clearwire under this Agreement, including Licensee's expenses associated with the renewal of any FCC License and with any other filings with, or information requested by, the FCC, or required of Licensee to remain eligible under FCC Rules to provide Clearwire Capacity to Clearwire.

          (C) FEES AND TAXES. Clearwire will pay any Federal spectrum, federal regulatory, universal service, number portability fees, payphone fees, E911 fees and other fees, charges, assessments, impositions and taxes associated with the FCC License or imposed on Licensee as a result of the licensing, regulation or use of the capacity of the Channels by Licensee or Clearwire including, without limitation, any such fees, charges, assessments, impositions and taxes that may be imposed on or with respect to EBS spectrum or spectrum licenses in the future. Clearwire shall pay all such fees, charges, assessments, impositions and taxes upon receipt of notice from the FCC or taxing authority that such fees are due, or upon receipt of at least thirty (30) days advance written notice from Licensee that such fees or charges are due in the event that notice is not sent to Clearwire by the FCC or such taxing authority. Without limiting the generality of the foregoing, Clearwire shall be liable for and shall pay (and shall indemnify and hold harmless the Licensee Indemnified parties against) all sales, use, stamp, documentary, filing, recording, transfer, real estate transfer, registration, duty or similar fees or taxes or governmental charges (together with any interest or penalty, addition to tax or additional amount imposed) as levied by any taxing authority in connection with this Agreement.

          (D) FCC LONG TERM DE FACTO TRANSFER LEASE AND EXTENSION APPLICATIONS. Within ten (10) business days following the execution of this Agreement and prior to consummating the transfer of de facto control of the Channels, the Parties shall cooperate as required to prepare and file with the FCC all forms and related exhibits, certifications and other documents necessary to obtain the FCC's authorization (the "DE FACTO TRANSFER AUTHORIZATION") of the long term de facto transfer caused by this Agreement as set forth in FCC Rule 1.9030(e) as amended from time to time (the "FCC LONG TERM LEASE APPLICATION"). Each Party shall fully cooperate with the other, and do all things reasonably necessary to timely submit, prosecute and defend the FCC Long Term Lease Application, and will promptly file or provide the other Party with all other information which is required to be provided to the FCC in furtherance of efforts to obtain or retain such grant. The Parties shall disclose in the FCC Long Term Lease Application the automatic extension of Clearwire's use rights upon the renewal of the FCC License. The Parties shall include in any FCC License renewal application, or

                     [*** Confidential Treatment Requested]
separately request, as necessary, a request to permit Clearwire's use rights for the renewal term of the FCC License, if the Term will continue during any part of such FCC License renewal term. The Parties shall prosecute each such original or renewal application diligently and in good faith, including defending it and the grant thereof against all petitions to deny, informal objections, petitions for reconsideration, applications for review, appeals, writs, requests for stay filed against any such application or its grant, and shall file and prosecute petitions for reconsideration, applications for review, petitions for appeal, notices of appeal, writs of certiorari and associated pleadings challenging any denial of any such application or request. Any fees associated with the filing of the FCC Long Term Lease Application and applications or requests for renewal of the De facto Transfer Authorization, and all costs incurred in preparing, prosecuting or defending any and all petitions for reconsideration, applications for review, appeals, writs, requests for stay and remands of the grant or denial of any such original or renewal application and related pleadings, and for activity (such as oral argument and FCC staff visits) in support thereof, shall be paid by Clearwire. To the extent Licensee is required to file this Agreement with the FCC, the Licensee shall first notify and consult with Clearwire, and will to the extent permitted by the FCC redact all information from the Agreement which Clearwire reasonably designates as confidential including, but not limited to, all payment information.

10.  TRANSFERS OR ASSIGNMENTS

          (A) Assignment and Transfer by Clearwire. Subject to any required FCC consent or authorization, Clearwire may assign this Agreement to a third party; provided, however, that Clearwire shall remain responsible for the performance of the payment obligations of the assignee pursuant to the Agreement, except that Clearwire shall not be responsible for the performance of the payment obligations of those assignees whose creditworthiness is equal to or better than Clearwire's, as measured by each party's respective bond ratings or other comparable measure, and who sign an agreement with, and reasonably acceptable to, Licensee to assume the obligations of Clearwire hereunder.

          (B) Sublicensing by Clearwire. With any required FCC consent or authorization, Clearwire may sublicense the use of Clearwire Capacity; provided, however, that Clearwire shall remain responsible for the performance of the payment obligations pursuant to this Agreement, except that Clearwire shall not be responsible for the performance of the payment obligations if and to the extent the sublicensee agrees with Licensee by agreement in form and substance reasonably acceptable to Licensee to perform such payment obligations and if the sublicensee's creditworthiness is equal to or better than Clearwire's, as measured by each party's respective bond ratings or other comparable measure.

          (C) Permitted Assignments by Clearwire: Distinct Service Entity. Notwithstanding the foregoing but subject to Section 10(d), Clearwire, with prior notice to Licensee but without the prior consent of Licensee, may: (1) assign any of its rights under this Agreement as collateral, provided that Clearwire shall remain responsible for performance of all its obligations under this Agreement and related obligations under the Master Agreement and further provided that the assignment shall be subject to the provisions of Section 9-408(d) of the

Uniform Commercial Code (Official Text); and (2) sell, assign, sublease, delegate or transfer this Agreement or any of its rights or obligations hereunder to any of Clearwire's Affiliates or any entity that acquires all or substantially all of the assets of the Clearwire subsidiaries that hold the U.S. assets and operating companies. In the event that an entity (a "SERVICE ENTITY") other than Clearwire is not the direct provider of any one or more of the Access Right Royalties, within ten (10) days of Licensee's request, Clearwire shall cause such Service Entity to execute and to deliver a written undertaking, in form and substance reasonably acceptable to Licensee, to provide such Access Right Royalties as it may provide in accordance with the provisions of this Agreement applicable thereto, including an assumption of the obligations of Clearwire under Section 7 and to be jointly and severally liable with Clearwire therefore (a "SERVICE ENTITY AGREEMENT"). No Service Entity Agreement shall be deemed to relieve Clearwire of any of its Access Right Royalty obligations hereunder.

          (D) PRE-COMMENCEMENT DATE RESTRICTIONS. In no event shall Clearwire undertake any assignment or sublicensing prior to the Commencement Date.

          (E) ASSIGNMENT BY LICENSEE. Licensee may assign the FCC License to any entity that is eligible under FCC Rules to hold the FCC License, who is reasonably acceptable to Clearwire and who assumes Licensee's prospective obligations under this Agreement, whereupon Licensee shall be forever relieved of such prospective obligations. If FCC consent to the assignment of the De facto Transfer Authorization is required for the rights of Licensee hereunder to be assigned to such proposed assignee, the Parties shall promptly join with the proposed assignee in seeking such consent and shall cooperate in prosecuting such consent application. Clearwire and Licensee agree that it is reasonable for Clearwire to reject a proposed assignee where the proposed assignee or its affiliate competes with Clearwire's offering over EBS or BRS spectrum. In the event that Licensee desires to assign its FCC License to another entity, Licensee shall inform Clearwire in writing of the identity of such entity and within twenty (20) days of such notice Clearwire shall inform Licensee in writing of whether Clearwire consents to such assignment or refuses to consent to such assignment and, if it refuses, the reason(s) it is relying upon for such refusal. Notwithstanding the foregoing, Licensee may, without the prior consent of Clearwire: (1) assign any of its rights under this Agreement as collateral and (2) sell, assign, sublease, delegate or transfer this Agreement or any of its rights or obligations hereunder to any of Licensee's affiliates controlled by or under common control with Licensee.

11.  TERMINATION OF AGREEMENT

          (A) This Agreement will automatically terminate with respect to the FCC License or affected Channel(s) upon the earlier of: (1) the loss or expiration without renewal of the FCC License; or (2) an FCC Final Order revoking, terminating or canceling the FCC License, and in either such event this Agreement shall terminate on the date specified as the expiration, revocation, termination or cancellation date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (B) This Agreement may be terminated by either Party if the other Party fails to cure a payment default under this Agreement within sixty (60) days of receipt of written notice from the non-defaulting Party specifying the payment default.

          (C) This Agreement may be terminated by either Party after the material breach of a non-payment obligation by the other Party or a material misrepresentation by the other Party and, except as provided in Section 6(d), the failure or refusal of the breaching Party (i) to diligently commence efforts to cure such default with reasonable promptness after receipt of written notice from the non-defaulting Party specifying the default but in no event any later than thirty (30) days after receipt of such notice, or (ii) to diligently continue efforts to cure such default after commencing such efforts, or (iii) to cure such default within one-hundred twenty (120) days of receipt of written notice from the non-defaulting Party specifying the default. In the event of an uncured material breach of a non-payment obligation, Licensee shall have the option, but not the obligation, to cure such breach at Clearwire's expense. A breach by a Service Entity of a Service Entity Agreement (subject to the expiration of applicable cure periods in the Service Entity Agreement, which shall be consistent with those stated in this Agreement) shall be deemed a breach by Clearwire of this Agreement. In the event of a material breach of this Agreement by Licensee prior to the Commencement Date, Clearwire's sole recourse shall be to seek the specific performance of this Agreement by Licensee.

          (D) Licensee may terminate this Agreement pursuant to Section 16(b).

          (E) If the Commencement Date does not occur by the first (1st) anniversary of the Effective Date, thereafter either Party may terminate this Agreement at any time before the Commencement Date by giving written notice of termination to the other Party.

          (F) In the event that the Commencement Date occurs, but the FCC's grant of the De facto Transfer Authorization is subsequently rescinded and such rescission has become a Final Order, this Agreement shall be deemed terminated on the date specified as the required termination date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (G) In the event of an FCC Final Order denying any application to allow the continuation or renewal of the De facto Transfer Authorization for a portion of the Term, this Agreement shall be deemed terminated on the date specified as the required termination date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (H) The Parties will notify the FCC of the termination of this Agreement with respect to the FCC License or any of the Channels within ten (10) calendar days following the termination.

          (I) Except as expressly set forth in this Agreement, upon the expiration or termination of this Agreement, each Party will pay its own fees and expenses related to this Agreement and the transactions contemplated herein, and the Parties will have no further liability to each other except by reason of any breach of this Agreement occurring prior to the date of expiration or termination or after such expiration or termination if the breach is of a provision that by its terms survives such expiration or termination. Any termination or expiration of this Agreement, regardless of cause, will not release either Licensee or Clearwire from any liability arising from any breach or violation by that Party of the terms of this Agreement prior to the expiration or termination. The general and procedural provisions of this Agreement, which may be relevant to enforcing the obligations or duties of the Parties, as well as any other provisions that by their terms obligate either party following expiration or termination, will survive the expiration or termination of this Agreement until the obligations or duties are performed or discharged in full.

          (j) The Parties recognize that, in the event that a Party fails or refuses to perform any provisions of this Agreement, monetary damages alone will not be adequate. The non-defaulting Party shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. Except as expressly set forth in this Agreement no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Except as expressly set forth in this Agreement, the election of any one or more remedies by a Party shall not constitute a waiver of the right to pursue other available remedies at any time.

12.  EXPENSES AND REVENUES

     All subsequent documents appended to this Agreement, and any FCC activity or activity to preserve, obtain or renew licenses shall be reimbursed by Clearwire, provided that (and except as specified otherwise in this Agreement) expenses in excess of $1,000 are approved as to reasonableness by Clearwire in advance, such approval not to be unreasonably withheld, conditioned or delayed; and provided further that Licensee shall not be required to take any action for which Licensee may request expense reimbursement from Clearwire until the Parties have reached agreement on reimbursement of expenses of Licensee related to such action in excess of $1,000. Except as otherwise provided in this Agreement, each Party will pay its own expenses incident to any amendments or modifications to the Agreement, including, but not limited to, all fees and expenses of their respective legal counsel and any engineering and accounting expenses. Licensee is entitled to none of the revenue generated from the use of the Clearwire Capacity, but only the royalties provided for in this Agreement.

13.  COMPETITION

     Licensee agrees that it will not, during the Term of this Agreement, engage in building, operating, managing or distributing, on a for-profit basis, a wireless broadband network in the Market Area, except as allowed by this Agreement and except for the use of the Educational Reservation and the Access Royalties in compliance with the provisions hereof applicable to such royalties.

14.  CONFIDENTIALITY AND NON-DISCLOSURE(13)

          (A) CONFIDENTIALITY OF THE TERMS OF THIS AGREEMENT. The terms of this Agreement that are not otherwise required to be disclosed to the FCC in support of the De facto Transfer Application, requests for renewals thereof or notices submitted to the FCC, or as required to be disclosed in filings with the Securities and Exchange Commission or state securities agencies, will be kept strictly confidential by the Parties and their agents, which confidentiality obligation will survive the termination or expiration of this Agreement for a period of two (2) years. The Parties may make disclosures as required by law, and to employees, shareholders, agents, attorneys and accountants (collectively, "AGENTS") as required to perform obligations under the Agreement, provided, however, that the Parties will cause all Agents to honor the provisions of this section. In addition, either Party may disclose this Agreement to its Affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners, and others whom it deems in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with it, so long as it secures an enforceable obligation from such third party to limit the use and disclosure of this Agreement as provided herein. The Parties will submit a confidentiality request to the FCC in the event the FCC seeks from the Parties a copy of this Agreement or any other confidential information regarding its terms.

          (B) NON-DISCLOSURE OF SHARED INFORMATION. As used herein, the term "CONFIDENTIAL INFORMATION" shall mean all non-public information disclosed hereunder, whether written or oral, that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, is plainly confidential or by the Parties' practices should be understood to be confidential. The term Confidential Information does not include information which: (1) has been or becomes published or is now, or in the future, in the public domain without breach of this Agreement or breach of a similar agreement by a third party; (2) prior to disclosure hereunder, is property within the legitimate possession of the receiving Party; (3) is lawfully received from a third party having rights therein without restriction of third party's or the receiving Party's rights to disseminate the information and without notice of any restriction against its further disclosure; or (4) is independently developed by the receiving Party through persons who have not had, either directly or indirectly, access to or knowledge of such Confidential Information. During the Term, the Parties may supply and/or disclose to each other Confidential Information relating to the business of the other Party. Each item of Confidential Information will be kept confidential by the Parties during the Term and for a period of three (3) years thereafter, but may be disclosed in the enforcement or seeking of damages with respect to a Party's rights under this Agreement. The receiving Party will be responsible for any improper use of the Confidential Information by it or any of its Agents. Without the prior written consent of the disclosing Party, the receiving Party will not disclose to any entity or person the Confidential Information, or the fact that the Confidential Information has been made available to it, except for disclosures required by law, disclosures authorized by the Party owning the Confidential Information and disclosures made in the context of the enforcement or seeking of damages with respect to a Party's rights under this Agreement. Each

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(13) If the Licensee is a governmental body subject to an open records, sunshine or similar law or regulation that requires Licensee to make information available to the public in an manner or to an extent that would be inconsistent with this Section 14, revise this Section 14 to be consistent with such law or regulation.

person to whom Confidential Information is disclosed must be advised of its confidential nature and must agree to abide by the terms of this section.

15.  ASSUMPTION OF LIABILITIES

     Neither Party is assuming or will be responsible for any of the other's liabilities or obligations (including but not limited to customer obligations) except as required by the FCC or this Agreement.

16.  FCC-MANDATED OBLIGATIONS

          (A) Licensee and Clearwire are familiar with the FCC Rules affecting secondary markets for spectrum and the provision of EBS, the Communications Act of 1934, as amended ("COMMUNICATIONS ACT"), the Code of Federal Regulations, and all other applicable FCC Rules, and agree to comply with all such laws and regulations.

          (B) Effective on the Commencement Date, Clearwire assumes primary responsibility for complying with the Communications Act, and any FCC Rules that apply to the Channels and FCC License, and this Agreement may be revoked, cancelled or terminated, in accordance with Section 11, by Licensee or by the FCC if Clearwire materially fails to comply with applicable laws and regulations.

          (C) Neither Licensee nor Clearwire will represent itself as the legal representative of the other before the FCC or any party, but will cooperate with each other consistent with this Agreement with respect to FCC matters concerning the Licenses and the Channels.

          (D) If the FCC License is revoked, cancelled, terminated or otherwise ceases to be in effect, Clearwire will have no continuing authority or right to use the Channels unless otherwise authorized by the FCC.

          (E) This Agreement is not an assignment, sale or transfer of the FCC License itself.

          (F) This Agreement will not be assigned to any entity that is ineligible or unqualified to enter into a use agreement for the Channels under the FCC Rules.

          (G) Licensee will not consent to an assignment, subassignment or sublicensing of this secondary market arrangement unless such assignment, subassignment or sublicensing complies with applicable FCC Rules and this Agreement.

          (H) Licensee and Clearwire must each retain a copy of this Agreement and make it available upon request by the FCC, in accordance with the confidentiality provisions in Section 14.

17.  LICENSEE'S AUTHORIZATIONS

     Licensee shall maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of the FCC License subject to Clearwire's obligations under this Agreement, including, without limitation, Clearwire's obligation to cause Licensee's FCC License to timely meet the substantial service requirement, as such qualifications may be amended or modified from time to time (individually an "FCC QUALIFICATION" and collectively referred to as the "FCC QUALIFICATIONS"), and shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Licensee shall lose any FCC Qualification; provided, that in the event that the FCC or any other legal authority shall at any time specify new or different qualifications or conditions for the maintenance of any FCC Qualification or shall issue a pronouncement offering a new interpretation of a FCC Qualification, Clearwire shall reimburse on demand Licensee's reasonable expenses of taking such action as are required for Licensee to bring itself and its operations into compliance with such new or different qualifications or conditions and maintaining such compliance; provided, further, that it shall not be deemed a breach of this sentence if Licensee loses a FCC Qualification as a result, in whole or in part, of an act or omission of Clearwire or any failure of Clearwire to perform its obligations under this Agreement. If, at any time, Licensee fails, or it appears to Licensee more likely than not that it will fail, to maintain any one or more of its FCC Qualifications with respect to the License, Licensee shall give written notice to Clearwire within five (5) days after Licensee becomes actually aware that (i) it no longer maintains such FCC Qualifications or (ii) with the passage of time or upon the occurrence of a future event it will no longer maintain such FCC Qualifications (referred to as a "Disqualification Event" Licensee shall cooperate with reasonable requests of Clearwire made from time to time for the purpose of verifying, at Clearwire' expense, that Licensee maintains its FCC Qualifications. Upon the occurrence of a Disqualification Event, Licensee shall, at Clearwire's expense, promptly undertake all reasonable actions to obtain, to the extent permitted by applicable law, a waiver from the FCC regarding the circumstances giving rise to such Disqualification Event or to cure the circumstances giving rise to such Disqualification Event.

18.  MUTUAL REPRESENTATIONS AND WARRANTIES

          (A) BY LICENSEE TO CLEARWIRE. Licensee hereby represents and warrants to Clearwire that:

               (i) Organization and Good Standing. It is a ____________(14) duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. It is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where

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(14) Insert entity type.

     the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Licensee, taken as a whole, other than changes affecting the broadband wireless business generally ("LICENSEE MATERIAL ADVERSE EFFECT").

               (ii) Authorization of Agreement. It has all requisite power and authority to enter into, deliver and carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery by the other parties hereto) this Agreement constitutes the legal, valid and binding obligations of Licensee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) No Conflict. Except as set forth on the disclosure schedule attached hereto by Licensee (the "LICENSEE SCHEDULE"):

                    A. Neither the execution and delivery by Licensee of this Agreement, nor compliance by Licensee with any of the provisions hereof will (i) conflict with, or result in the breach of, any provision of Licensee's certificate or articles of incorporation or bylaws, (ii) conflict with, violate, result in the breach of, constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Licensee is a party or by which Licensee or any of its properties or assets is bound or (iii) violate any statute, rule, regulation, order or decree of any Federal, state or local government, or any governmental, regulatory, legislative, executive, or administrative authority, agency or commission, or any court, tribunal, or judicial body ("GOVERNMENT AGENCY") by which Licensee is bound, except in the cases of clauses
          (ii) and (iii) for such conflicts, violations, breaches, accelerations or defaults as would not, individually or in the aggregate, have a Licensee Material Adverse Effect.

                    B. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or Government Agency is required on the part of Licensee in connection with the execution and delivery of this Agreement or the compliance by Licensee with any of the provisions hereof, except as contemplated herein.

               (iv) FCC Licenses. Except as set forth on the disclosure schedule attached hereto by Licensee (the "LICENSEE SCHEDULE"):

                    A. Licensee holds the License free and clear of all any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever except for liens for taxes not then due and payable and generally applicable FCC-imposed restrictions ("LIENS").

                    b. Licensee is authorized, by final order, to hold the FCC License, subject to any pending renewal application listed on the Licensee Schedule.

                    c. To the best knowledge of Licensee, the Licensee Schedule sets forth a true list of interference consents that have been granted by Licensee with respect to any FCC Licenses and that are germane under the two-way rules and would have a material impact on the use of the Channels (excluding routine consents customary in the industry).

               (v) Litigation. Except as set forth in the Licensee Schedule and other than proceedings of general applicability and those related to market transitions, there is no action, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving any court or other Government Agency or any arbitrator or arbitration panel now in progress or pending or, to the knowledge of Licensee, threatened against Licensee or the assets (including the intellectual property rights) or the business of Licensee, nor to the knowledge of Licensee, does there exist any basis therefore, except for immaterial claims brought against Licensee in the ordinary course of business. Other than orders issued in licensing proceedings which contain no continuing requirements or continuing unusual conditions and Orders which are set forth on the Licensee Schedule, Licensee is not subject to any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Government Agency.

               (vi) Compliance with Laws; Permits. To the best knowledge of the Licensee where and during the time access to the Channels currently subject to the FCC License has been governed by a third party agreement (and assuming that the third party agreement and normal conduct by parties pursuant to this type of agreement comply in all material respects with the Communications Act and FCC Rules) and except as provided in the Licensee Schedule, Licensee (a) has complied in all respects with all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business with the Channels other than where noncompliance would not reasonably be expected to have a Licensee Material Adverse Effect and (b) has all federal, state, and local governmental permits, authorizations, approvals, licenses, certificates and consents ("PERMITS") necessary in the conduct of its business as currently conducted with the Channels and to own and use its assets used with the Channels in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Licensee Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such

     Permit, and no proceeding is pending or, to the best knowledge of Licensee, threatened to revoke or limit any such Permit.

               (vii) Knowledge. Any representation, warranty, covenant, obligation, or part thereof that states that it is made to the best knowledge of Licensee is made to its best knowledge after commercially reasonable investigation and includes all facts which it knew or should have known as a result of such investigation, including the best knowledge of Licensee's executive officers and legal counsel after commercially reasonable investigation.

          (B) BY CLEARWIRE TO LICENSEE. Subject to any specific exceptions identified in the Master Agreement, Clearwire hereby represents and warrants to Licensee that:

               (i) Organization and Good Standing. Clearwire Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Clearwire is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. Each has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as now conducted. Each of Clearwire and Clearwire Parent is duly qualified or authorized to do business as a foreign organization and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Clearwire or Clearwire Parent, taken as a whole, other than changes affecting the broadband wireless business generally ("CLEARWIRE MATERIAL ADVERSE EFFECT").

               (ii) Authorization of Agreement. Each of Clearwire Parent and Clearwire has all requisite corporate or limited liability company power and authority (i) to enter into, deliver and carry out this Agreement, and
     (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of this Agreement. This Agreement (assuming the due authorization, execution and delivery by Licensee) constitutes the legal, valid and binding obligations of Clearwire, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) No Conflict. Neither of the execution and delivery by Clearwire or Clearwire Parent of this Agreement or the Master Agreement, nor the compliance by Clearwire or Clearwire Parent with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation, certificate of limited liability company, bylaws or operating agreement of Clearwire or Clearwire Parent, (ii) conflict with, violate, result in the breach of, or constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Clearwire or Clearwire Parent is a party or by which Clearwire or Clearwire Parent or any of its respective properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any Government Agency by which Clearwire or Clearwire Parent is bound, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, accelerations or defaults as would not, individually or in the aggregate, have a Clearwire Material Adverse Effect.

               (iv) Consents. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or Government Agency is required on the part of Clearwire or Clearwire Parent in connection with the execution and delivery of this Agreement or the Master Agreement or the compliance by Clearwire or Clearwire Parent with any of the provisions hereof or thereof.

               (v) Litigation. Except as would not reasonably be expected to have a materially adverse effect on the ability of Clearwire to execute, deliver and perform this Agreement, (a) there is no Proceeding now in progress or pending or, to the knowledge of Clearwire, threatened against Clearwire or Clearwire Parent or the assets or the business of Clearwire or Clearwire Parent and (b) neither Clearwire nor Clearwire Parent is subject to any order, writ, injunction or decree of any court or other Government Agency other than orders issued in licensing proceedings.

               (vi) Compliance with Laws; Permits. Each of Clearwire and Clearwire Parent (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Clearwire, threatened to revoke or limit any such Permit.

               (vii) Brokers. Neither Clearwire nor any of its directors, officers, employees or representatives has employed any broker or finder in connection with this Agreement.

19.  INDEMNIFICATION

          (A) Licensee shall indemnify Clearwire, its Affiliates, and each of their respective stockholders, directors, officers, employees, agents, successors and assigns (collectively, the "CLEARWIRE INDEMNIFIED PARTIES") and hold each of the Clearwire Indemnified parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) the failure of any representation or warranty of Licensee set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of Licensee pursuant to this Agreement, to be true and correct as of the dates made; or

               (ii) the breach of any covenant or other agreement on the part of the Licensee under this Agreement.

          (B) Clearwire shall indemnify the Licensee, its Affiliates, and each of their respective, agents, successors and assigns (collectively, the "LICENSEE INDEMNIFIED PARTIES") and hold each of the Licensee Indemnified parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) the failure of any representation or warranty of Clearwire set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of Clearwire pursuant to this Agreement, to be true and correct as of the dates made;

               (ii) the breach of any covenant or other agreement on the part of Clearwire under this Agreement;

               (iii) the operation of equipment by, the provision of service by or otherwise related to the activities of Clearwire, any of its Affiliates or any of its sublicensees or resellers including, without limitation, damage to health; or

               (iv) any forfeitures or fines levied by the FCC against Licensee, or Loss or impairment of the FCC License, arising from Clearwire's act or omission.

          (C) DETERMINATION OF DAMAGES. As used herein, "DAMAGES" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise. For purposes of the above, the amount of Damages in respect of any breach of a representation or warranty shall be determined without regard to any limitation or qualification as to materiality set forth in such representation or warranty. As used in this Agreement, "PERSON," whether or not such term is capitalized, means any individual, partnership, firm, corporation, limited liability licensee(s), association, trust, unincorporated organization, or other entity.

          (D) INDEMNIFICATION PROCEDURES.

               (i) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under this Section 19 (each, a "CLAIM"), the indemnified party shall reasonably and promptly cause written notice (a "CLAIM NOTICE") of the assertion of such Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within five (5) days of delivery of the Claim Notice (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Damages under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

               (ii) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter.

               (iii) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

          (E) SURVIVAL. Each Party's obligations under this section will survive the expiration or termination of this Agreement.

20. INFORMATION SHARING OBLIGATIONS AND CONSULTATION REGARDING ACCESS RIGHT ROYALTIES AND CERTAIN OTHER COVENANTS

          (A) OVERVIEW OF CONSULTATION/INFORMATION EXCHANGE REQUIREMENTS.

               (i) Guiding Principles. The consultation, governance and information rights and obligations and the related processes for audit contained in this Section 20 (collectively, the "ONGOING OBLIGATIONS"), are intended to preserve the benefits to Licensees set forth in this Agreement's Sections 6(c) and 7 hereof in light of changes in the wireless broadband environment over a Term of approximately _______(15) years. By way of example and not limitation, the Parties recognize that changes to the technology or architecture of Cell Sites or Sectors, or to the composition, number or characteristics of Subscribers, could, without accompanying changes to the provisions of Section 7 result in an adverse impact on the number of Cost-Free Customer Accounts to which Licensee is entitled or otherwise impair their value in comparison to the anticipated circumstances at the time of execution of this Agreement. The Ongoing Obligations are intended to facilitate good faith negotiation and resolution of issues arising from changes in circumstances during the Term, but any failure to comply with the Ongoing Obligations is to be addressed through the Dispute Resolution Procedures and shall not give rise to a right to terminate this Agreement.

               (ii) Party Representatives. To facilitate the Ongoing Obligations, each Party shall designate a party representative as provided in this Section 20(a)(ii) to act as its representative with respect to the all matters under this Agreement and in particular with respect to matters governed by Section 20(e) (the "PARTY REPRESENTATIVES"). Notwithstanding the foregoing in this Section 20(a)(ii), if the rights of Clearwire hereunder at the outset of a negotiation hereunder are held by Clearwire or a Clearwire Affiliate and the rights of Licensee hereunder remain held by the entity that executed this Agreement as the "Licensee" or an Affiliate of that entity, then the appointment of Party Representatives, including the number for each, shall be governed by Section 8.01(b) of the Master Agreement, and if during any negotiations the rights of Clearwire hereunder are not held by Clearwire or a Clearwire Affiliate or the rights of Licensee hereunder are no longer held by the entity that executed this Agreement as the "Licensee" or an Affiliate of that entity, then the appointment of Party Representatives, including the number for each, shall be governed by this Section 20(a)(ii) and the Parties shall promptly make new appointments.

               (iii) Relationship Management. To facilitate the management of the relationship between Licensee and Clearwire, the Licensee shall be provided with the

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(15) Insert number of years remaining.

     information disclosure provided for in Section 20(b) through Section 20(e) at the times specified therein. The completeness and accuracy of such information may be evaluated through the audit process set forth in Section 20(f).

          (B) CAPACITY DISCLOSURE.

               (i) Initial Capacity Disclosure. Within thirty (30) days of the later of (i) the commercial launch of a Clearwire Affiliate's broadband wireless system in the Market Area, and (ii) the Commencement Date (such later date, the "EBS Relevance Date"), Clearwire shall disclose in writing to Licensee: (1) the total number of EBS and BRS channels Clearwire currently is utilizing in the Market Area of the Channels, (2) the number of Cell Sites in such Market Area, and (3) the number of Sectors in such Market Area. The information pursuant to (1) and (2) shall be updated at each Information Sharing Meeting, and the information pursuant to (3) shall be updated as provided in Section 20(b)(ii).

               (ii) Annual Update. By January 31 of each year following the EBS Relevance Date, Clearwire shall disclose in writing to Licensee: (1) the number of Sectors in such Market Area, and (2) the number of subscribers in such Market Area served by Clearwire or any of its Affiliates. All information shall be as of December 31 of the previous year.

               (iii) Data Capacity Measurement. On the [***] and [***] anniversaries of the EBS Relevance Date, and every [***] years thereafter, Clearwire shall disclose in writing to Licensee the overall data capacity of the network in such Market Area as measured by its average throughput. The average throughput measurement shall be made in such fashion as shall be agreed by the Party Representatives in consultation with Clearwire engineers and other technical experts prior to such anniversary, using metrics that are as consistent as possible with those utilized at the time of the immediately prior average throughput measurement (on each such anniversary, the "UPDATED CAPACITY DISCLOSURE").

          (C) SYSTEM INFORMATION.

Within thirty (30) days of the EBS Relevance Date, Clearwire shall disclose in writing to Licensee the system capabilities, services, and feature sets that are generally provided to Clearwire's or its Affiliate's retail customers and wholesalers to mass market customers ("SYSTEM SERVICE CAPABILITIES"), which information can be provided by reference to Clearwire's website to the extent that it is available to the public there. At such time as System Service Capabilities are changed for any Market Area, Clearwire shall so notify Licensee in writing within 30 days of such change. Clearwire will also provide appropriate supporting information of the change as may be reasonably requested by Licensee.

          (D) PREFERRED CONTENT PROVIDER INFORMATION.

               (i) Within thirty (30) days of the later of the EBS Relevance Date and the date when third-party content is delivered in the Market Area, Clearwire shall disclose to Licensee in writing the system capabilities, and/or service or feature sets

                     [*** Confidential Treatment Requested]
     that are then being provided to third-party content providers in the Market Area, and a schedule of the charges, if any, for any of the foregoing, together with the basis on which such charges are imposed to demonstrate that the pricing requirements of Section 7(j) are being satisfied. Clearwire shall advise Licensee of anticipated changes in the price structure and the effective date of any such change not less than 30 days before such change shall become effective.

               (ii) Clearwire shall disclose in a timely fashion to permit Licensee to make alternative arrangements if Clearwire anticipates that there may be limitations in the network capabilities in the Market Area of the Channels that could cause Clearwire to restrict the use of capabilities and services pertaining to a Licensee's providing content over the broadband wireless network in that Market Area. Prior to restricting access of Licensee as a result of such limitations, as permitted under Section 7(j), Clearwire shall have disclosed in sufficient detail the scope of such constraints. Clearwire shall promptly advise Licensee if as a result of a change in technology, business practices, customer dynamics, or otherwise, the capacity constraint is dissipated at any time, which would reinstate the obligations of Clearwire under Section 7(j).

          (E) CONSULTATION PROCESSES.

               (i) Consultation Process Pertaining to Access Right Royalty Information. As often as necessary, but in no event less than once per calendar quarter, the Licensee Representatives or their designees shall be given access to members of Clearwire's management and/or technical staff to review the process and content of information sharing pursuant to this
     Section 20, and to address any questions or concerns about the manner, timeliness and completeness of the information received, in addition to questions about its content.

               (ii) Process for Altering Definitions/Formulae to Maintain Integrity of Relationship. At the call of any Party Representative, the Party Representatives shall meet, together with such other employees or advisors as may facilitate such meeting, to discuss concerns over the operation of the formulas and the scope of defined terms as a result of one or more changes in Clearwire's technology and/or business practices that individually or collectively produce a material adverse change to the Access Right Royalties or other material benefits that Licensee receives pursuant to this Agreement, and to determine if a reformation of this Agreement should be implemented to prevent or reverse such material adverse change(s).

                    A. The Parties agree to share such information and to provide such technical assistance in collecting and evaluating such information as may be useful or necessary to facilitate the process required by Section 20(e)(i) and (ii). In connection with such consultation, any Party Representative may propose altering the scope of a term or formula under this Agreement (a "Reformation Proposal") to achieve the goals set forth in Section 20(a) and to preserve the Licensee benefits set forth Section 7 or elsewhere in this Agreement. If the Parties agree on the change, they shall take such action as is necessary to amend this Agreement. If the Parties cannot agree on a proposed modification in a timely manner, any Party Representative may invoke the Special Dispute Resolution Procedure identified for this purpose in Section 21(d)(xii). Any Party Representative may invoke for the first time Special Dispute Resolution Procedure set forth above at any time following the Commencement Date.

                    B. No Party Representative may invoke the Special Dispute Resolution Procedure in support of a Reformation Proposal on the same principal grounds more frequently than every five (5) years during the Term of this Agreement. By way of example but not limitation: no Party Representative's Reformation Proposal justified primarily on Clearwire network technical changes can be pursued through the Special Dispute Resolution Procedure within five (5) years of the immediately preceding Special Dispute Resolution Procedure justified primarily on Clearwire network technical changes. By way of further example and not limitation: no Party's Representative's Reformation Proposal justified primarily on Clearwire's changed business practices can be pursued through the Special Dispute Resolution Procedure within five (5) years of the immediately preceding Special Dispute Resolution Procedure justified primarily on Clearwire's changed business practices.

          (F) INFORMATION AUDIT RIGHTS.

               (i) Licensee may audit the information provided by Clearwire pursuant to Section 20(b), 20(c), and 20(d). Licensee's audit will be limited to Clearwire's records and engineering documents that are relevant and sufficient to verify the information provided by Clearwire. No more than once per calendar year, Licensee may audit one or more metrics reported by Clearwire for the Market Area. Clearwire must provide the underlying source documents within 20 days of a request for audit by a Licensee.

               (ii) The costs incurred by Licensee in performing an audit under this Section 20(f) shall be borne by the Licensee; provided that, if there is a discrepancy of 5% or more with respect to a particular metric in the Market Area, costs of audit of that metric shall be borne by Clearwire and promptly paid upon submission of an invoice.

21.  MISCELLANEOUS

          (A) LAWS, RULES AND REGULATIONS. This Agreement is subject to all laws, rules, regulations and ordinances relative to, among other things, the subject matter addressed in this Agreement.

          (B) FORCE MAJEURE. Other than the failure to pay money when required, neither Party will be liable for any nonperformance under this Agreement due to causes beyond its reasonable control that could not have been reasonably anticipated by the non-performing Party and that cannot be reasonably avoided or overcome; provided that the non-performing party gives the other Party prompt written notice of such cause, and in any event, within fifteen (15) calendar days of its discovery.

          (C) INDEPENDENT PARTIES. None of the provisions of this Agreement will be deemed to constitute a partnership, joint venture, or any other such relationship between the Parties, and neither Clearwire nor Licensee will have any authority to bind the other in any manner. Neither Party will have or hold itself out as having any right, authority or agency to act on behalf of the other Party in any capacity or in any manner, except as may be specifically authorized in this Agreement.

          (D) DISPUTE RESOLUTION.(16)

               (i) General. The parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the dispute resolution procedures set forth in this Section 2l(d) (the "DISPUTE RESOLUTION PROCEDURES") as their sole means of adjudication with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

               (ii) Dispute Notice. At the written request of any Party (a "DISPUTE NOTICE"), the Parties to the dispute will within seven business days of the Dispute Notice, appoint knowledgeable, responsible representatives to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The Parties intend that these negotiations be conducted by business representatives, including at least one senior executive of each Party to the dispute. The representatives shall meet and confer, in person or by teleconference, not later than such seventh business day after the date of the Dispute Notice. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives; provided that, the duration shall not exceed 45 days from the date of the Dispute Notice (an "ACTION DATE") unless extended by mutual written agreement of the Parties setting forth a new Action Date. The Dispute Notice and any extension shall specify the Action Date. The Dispute Notice shall set forth the nature of the dispute, in reasonable detail. Discussion and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, and shall not be admissible in the arbitration described below. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration. If the Parties are unable to resolve any disputes arising under or relating to this Agreement (each a "DISPUTE") using the process described in this Section 21(d) within the time period provided, including without limitation disputes regarding a breach or default under this Agreement, the Parties shall arbitrate such dispute pursuant to the arbitration provisions set forth in Section 21(d)(iii) and as modified by the Special Arbitration provisions Section 21(d)(xii) in the case of disputes arising under Section 20(e)(ii).

               (iii) Arbitration. Any Dispute that has not be resolved within the time period provided for in Section 21(d)(ii) shall be resolved by a panel of three Arbitrators. The Dispute Notice shall automatically serve as a written notice of a

----------
(16) If the Licensee is a governmental agency that is required to conduct dispute resolution by other means, substitute the other means for this
     Section 21(d).

     request to submit the Dispute for arbitration if there has not been a resolution of the Dispute by the Action Date, and the Parties agree to submit the Dispute to a panel of three arbitrators who shall be appointed within 30 days of the Action Date (the "SUBMISSION PERIOD"). During the Submission Period, the Parties shall appoint the arbitrators in accordance with the Commercial Arbitration Rules (then in effect) of the American Arbitration Association ("AAA"), as modified below. No punitive damages (or any other amount awarded for the purpose of imposing a penalty) will be awarded for a breach of this Agreement.

               (iv) During the Submission Period, the Parties may submit a request for discovery to the arbitrators, who shall determine whether the scope of the requested discovery is appropriate or useful for the resolution of the Dispute and order the discovery in their discretion; provided that such discovery process shall be concluded not later than 30 days following the submission date (the "DISCOVERY CLOSE DATE").

               (v) The arbitration hearing shall be fixed by the arbitrators to be not sooner than 20 days nor later than 45 days after the Discovery Close Date (the "HEARING DATE"). The hearing shall be located at a neutral site as mutually agreed by the Parties, or if the Parties cannot so agree, then the location of the arbitration shall be the largest city within the GSA of the Channels. The Federal Rules of Evidence shall apply to the arbitration hearing. The Party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. Each Party shall bear the burden of persuasion with respect to its proposal for resolution of the matter. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The arbitrators will have no power or authority, pursuant to the rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including without limitation the provisions of this Section.

               (vi) Each Party shall be permitted to submit a pre-hearing brief not to exceed 25 pages and such technical supporting material as is necessary or useful, to be submitted to the arbitrators and the other Party not later than 5 days before the Hearing Date, and each Party may issue a response thereto not later than 2 days before the Hearing Date. Following the arbitration hearing, each Party shall be permitted to submit a post-hearing brief not to exceed 25 pages within 5 days following the Hearing Date and a reply brief within 2 days thereafter (the "PLEADING CLOSE DATE"). Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, the arbitrator shall be replaced pursuant to the rules of the AAA. If an arbitrator is replaced after the arbitration hearing has commenced, then a rehearing shall take place in accordance with this Section and the rules of the AAA.

               (vii) Within fifteen (15) days after the Pleading Close Date, the arbitrators will prepare and distribute to the Parties a writing setting forth the arbitration panel's reasons for the determination. The findings and conclusions and the award, if any, shall be deemed to be confidential information of the Parties. Neither Party may disclose such information to any third party other than their professional advisors or as required by law or regulations, except in connection with an action to enforce the award.

               (viii) The Arbitrators are instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The arbitrators are authorized to issue monetary sanctions against either Party if, upon a showing of good cause, such Party is unreasonably delaying the proceeding.

               (ix) Any award rendered by the arbitrators will be final, conclusive, and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

               (x) The non-prevailing Party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative fee of the AAA, and the expenses, including without limitation, reasonable attorneys' fees and costs, and expert and witness fees and costs, incurred by the other Party to the arbitration. In the case of a decision which partially favors each Party, expenses shall be paid as determined by the arbitrators. In connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the arbitrators, the prevailing Party in such a proceeding shall be entitled to recover reasonable attorney's fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

               (xi) Notwithstanding anything to the contrary, neither Party shall have any obligation to arbitrate claims for injunctive relief, specific performance, or other equitable relief or for the use or unauthorized disclosure of confidential information, as to which either Party shall be entitled to seek and obtain relief from a court of competent jurisdiction; provided that, any and all claims for damages shall remain subject to arbitration.

               (xii) Special Arbitration. With respect to any Dispute arising under Section 20(e)(ii), the Arbitration procedures set forth in Section 21(d) above shall govern as modified by this Section 21(d)(xii).

               A. During the first 15 days of the Submission Period each of the Parties shall designate an arbitrator and unless the third arbitrator has been selected as provided in the following sentence, the two arbitrators together shall, within 10 days of their appointment, select the third arbitrator who shall be an expert in one of the principal areas that is the subject to the arbitration. If the Parties can agree within the first 15 days of the Submission Period, the third arbitrator shall be a mutually selected individual with substantial experience in the general subject matter of the Dispute (the "EXPERT"). No arbitrator shall have been employed by either Party during the 24 months preceding the hearing date, unless the other Party consents. The Expert shall serve as the chair of the panel.

               B. During the Submission Period, each Party shall submit to the each other and the arbitrators, a description of the Dispute and a proposed resolution, based on the facts known to the Party at the time (an "INITIAL PROPOSAL").

               C. Following discovery and as a part of the Party's brief, each Party shall make such adjustments, if any, as the Party determines appropriate to the Initial Proposal.

               D. Notwithstanding Section 21(d)(x), in the case of a Special Arbitration, each Party shall bear its own expenses and the Parties shall each bear half of the expenses of the arbitration; provided that, the costs and expenses of the prevailing Party in any court action to compel arbitration shall be borne by the non-prevailing Party as provided in the last clause of Section 21(d)(x).

          (E) NOTICES.

All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight courier, or mailed by certified mail, return receipt requested, to the Parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a Party may have specified by notice given to the other Party pursuant to this provision):

               (i)  CLEAR-WIRE:

                    Clearwire Spectrum Holdings II LLC
                    5808 Lake Washington Blvd. N.E.
                    Suite 300
                    Kirkland, WA 98033
                    Attn: [***]
                    Fax: [***]

                    With a Copy to:

                    Clearwire Spectrum Holdings II LLC
                    5808 Lake Washington Blvd. N.E.
                    Suite 300

                     [*** Confidential Treatment Requested]

                    Kirkland, WA 98033
                    Attn: [***]
                    Fax: [***]

                    Davis Wright Tremaine, LLP
                    2600 Century Square
                    1501 Fourth Avenue
                    Seattle, WA 98101
                    Attn: [***]
                    Fax: [***]

               (ii) LICENSEE

                    With a Copy to:(17)

     Either Party may change its addresses for receipt of notice or payment by giving notice of such change to the other Party as provided in this Section.

          (F) APPLICABLE LAW. The validity, construction and performance of this Agreement will be governed by and construed in accordance with the laws of the State of New York.(18)

          (G) SEVERABILITY. If any provision of this Agreement is found to be illegal, invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired, unless continued enforcement of the provision frustrates the intent of the Parties. To the extent that the Parties or the FCC determine that the provisions of this Agreement are not adequate to enable Licensee to comply with the regulatory requirements associated with the FCC License, the Parties will amend these provisions to ensure that the Licensee is in compliance with its FCC obligations with respect to the FCC License. The Parties believe that the provisions of this Agreement comply with all current FCC Rules, and shall express that belief to regulatory agencies and the general public.

----------
(17) Insert notice address(es) information provided by Licensee.

(18) If the Licensee is a governmental entity whose agreements must be subject to another State's laws, insert reference to that State's laws in lieu of New York.

                     [*** Confidential Treatment Requested]

          (H) BEST EFFORTS. The Parties acknowledge that there will be many changes in the course of the Term, in technology, capabilities, and regulatory environment among other areas, and agree to act in a cooperative manner to preserve the intentions of the relationships reflected in the Agreements to their mutual advantage and to use their commercially reasonable best efforts to maintain that mutual advantage.

          (I) NO WAIVER. No delay or failure by either Party in exercising any right under this Agreement, and no partial or single exercise of that right, will constitute a waiver of that or any other right. Failure to enforce any right under this Agreement will not be deemed a waiver of future enforcement of that or any other right.

          (J) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument. Signatures transmitted by facsimile will be effective to create such counterparts.

          (K) HEADINGS. The headings and captions used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

          (L) CONSTRUCTION. The Parties and their respective counsel have negotiated this Agreement. This Agreement will be interpreted in accordance with its terms and without any strict construction in favor of or against either Party based on draftsmanship of the Agreement or otherwise.

          (M) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter addressed, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, between the Parties or any of their affiliates regarding this subject matter other than the Master Agreement. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of each of the Parties.

          (N) COOPERATION. The Parties will take and Clearwire shall cause Clearwire Parent to take such further action and execute such further assurances, documents and certificates as either Party may reasonably request to effectuate the purposes of this Agreement.

          (O) INSURANCE.

               (i) Clearwire shall maintain and shall cause each Service Entity to maintain and each Service Entity to maintain insurance coverage, and on all certificates for coverage under general liability, automobile liability, employer's liability, worker's compensation, and any other coverages required under local law, shall: (i) name Licensee as an "Additional Insured" on the liability policies, including without limitation, as an insured with respect to third-party claims or actions made or brought directly against Licensee or against Licensee, Clearwire and/or such Service Entity as co-defendants and arising out of or in connection with this Agreement or operations; (ii) be written as a primary policy not contributing with any other coverage which Licensee may carry for the acts and omissions of Clearwire or such Service Entity and for whom Clearwire or such Service Entity is responsible; and (iii) stipulate that

     Licensee shall receive thirty (30) days' prior written notice of any cancellation in coverage; provided that such cancellation shall not relieve Clearwire of its continuing obligation to maintain or to cause each such Service Entity to maintain insurance coverages in accordance with this Section.

               (ii) Clearwire shall maintain and shall cause each Service Entity to maintain with reputable insurers having a Best Rating of A or better:

                    A. Commercial general liability insurance with at least $2,000,000 combined single limit bodily injury and property damage limits written on an occurrence basis.

                    B. Full statutory coverage for Workers' Compensation and Employers Liability with limits as required by law. These policies will contain waivers of the insurer's subrogation rights against Licensee where permitted by law.

                    C. Errors and omissions or professional liability coverage with a limit of at least $1,000,000 per each claim and $1,000,000 annual aggregate. If Clearwire obtains a claims-made policy, Clearwire shall maintain continuous coverage in effect at least three (3) years beyond the expiration or termination of this Agreement through continuous renewal of the same policy or purchase of extended discovery period or retroactive insurance dated back to at least the date of the beginning of this Agreement. This coverage should include infringement of copyright, trademark, title or slogan, piracy, plagiarism or unauthorized use of materials. Clearwire may self-insure this provision as long as Clearwire maintains a minimum net worth of at least $100 million.

                    D. All risk property insurance policy coverage in amounts adequate to cover Licensee's property in Clearwire's care, custody and control.

Clearwire shall furnish Licensee with certificates of insurance evidencing all of the insurance referred to herein (including renewals of insurance). Clearwire's obligations under this Section shall in no way affect or limit the indemnification, remedy, or warranty provisions set forth in this Agreement.

          (P) PUBLICITY. No public release, announcement or other form of publicity concerning this Agreement or the transactions described in this Agreement, shall be issued by either Party without the prior consent of the other Party, except as such release or announcement may be required by law, regulation or the rules or regulations of any securities exchange, in which case the Party required to make the release or announcement shall, to the extent possible, allow the other Party reasonable time to comment on such release or announcement in advance of such issuance. The Parties shall use reasonable efforts to consult in good faith with each other with a view to agreeing upon any press release or public announcement relating to the transactions contemplated hereby prior to the consummation thereof.

AGREED TO:

CLEARWIRE SPECTRUM HOLDINGS II LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


[--LICENSEE--]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

ATTACHMENTS:

Licensee Schedule

                                   EXHIBIT III

                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT

     This Escrow Agreement ("Agreement"), dated July 31, 2006, is by and among the undersigned Licensees Representatives, as agents and representatives of NACEPF and the Licensees that comprise the ITF Cluster (as such terms are defined under two Master Royalty And Use Agreements (together, the "Master Agreement"), dated as of July 31, 2006 by and among Clearwire Corporation, a Delaware corporation ("Clearwire Parent") and certain affiliates of Clearwire Parent (collectively, "Clearwire"). and the Licensees identified therein), Clearwire Parent and Wells Fargo Bank Northwest, N.A., as escrow agent (the "Escrow Agent"). All terms used but not defined herein shall have the meanings assigned to such terms in the Master Agreements.

                                    RECITALS

     WHEREAS, in connection with the transactions contemplated in the Master Agreements, Clearwire has agreed to deliver to the Licensees certain shares of common stock of Clearwire Parent (referred to as "Parent Shares") up to the number of Parent Shares specified on Schedule A to each of the Master Agreements are attached hereto and made a part hereof (both such Schedule A referred to together herein as "Schedule A"), and allocated among the Licensees as reflected thereon in respect of EBS Spectrum Capacity IUAs to be entered into by Clearwire with each Licensee and for which authorization of de facto transfer is to be submitted to the Federal Communications Commission (upon grant thereof, "FCC IUA Approval");

     WHEREAS, the parties desire to have the Parent Shares issued and outstanding and registered in the names of the applicable Licensees in the amounts specified on Schedule A as of the Effective Date of the Master Agreement, but subject to return to Clearwire in certain events if FCC IUA Approval is not granted by the Final Escrow Release Date (defined herein) and in certain other circumstances;

     WHEREAS, Licensees and Clearwire have agreed that the Parent Shares shall be placed in escrow to be released to each Licensee as the related EBS Spectrum Capacity IUA receives FCC IUA Approval (with respect to each such IUA, its "Commencement Date").

     NOW, THEREFORE, in consideration of the Master Agreement and the agreements contained therein and herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                           APPOINTMENT OF ESCROW AGENT

Appointment of Escrow Agent. Licensees Representatives and Clearwire designate Wells Fargo Bank Northwest, N.A. to act as Escrow Agent hereunder, and Wells Fargo Bank Northwest, N.A. hereby accepts such appointment and agrees to act as Escrow Agent, upon the terms and subject to the conditions set forth herein.

                                   ARTICLE II

                                     ESCROW

     2.1 Escrow. Clearwire shall cause to be deposited certificates for the Parent Shares in escrow with the Escrow Agent in the number and in the name of the respective Licensees as set forth on Schedule A. to be held and distributed by the Escrow Agent in accordance with the terms and conditions set forth herein, together with such other securities or amounts as may be distributed in respect of the Parent Shares or into which the Parent Shares may be converted as a result of a Capital Change during the Escrow Period (as defined below, the Additional Escrow). Said certificates shall be issued in the names of the Licensees, and for that number of shares for each Licensee (as to each Licensee, an "Allocation"), set forth on Schedule A. Licensees shall deposit with the Escrow Agent stock powers executed in blank for use in the event there is no timely Commencement Date in respect of the portion of the Parent Shares allocable to the related IUA.

     2.2 Escrow Period. The escrow period (the "Escrow Period") for the Parent Shares shall begin on the date hereof and shall terminate on the earlier of (i) the Final Escrow Release Date, as defined in Section 2.3. or (ii) the date of release under the terms hereof of the last of the Parent Shares.

     2.3 Escrow Release Date. The "Final Escrow Release Date" shall be July 31, 2011. The Final Escrow Release Date may be extended or shortened by a notice signed by Licensees Representatives and Clearwire and delivered to Escrow Agent in accordance with Section 4.1 hereof.

     2.4 Release of Parent Shares. The Escrow Agent shall distribute each Allocation of the Parent Shares upon receipt by the Escrow Agent of instructions to release the shares signed by either of the Licensees Representatives and Clearwire and delivered to the Escrow Agent in accordance with Section 4.1 hereof (a "Release Notice"), as follows:

          a. Upon receiving a Release Notice, the Escrow Agent (i) shall distribute promptly to the Licensees Representative specified in the Release Notice the released Allocation and any Additional Escrow (as defined below) accumulated pro rata with respect to the Allocation, or (ii) shall otherwise deliver such Allocation and Additional Escrow as instructed in the Release Notice.

          b. Upon the Final Escrow Release Date, the Escrow Agent shall promptly distribute the remaining Parent Shares and any Additional Escrow to Clearwire.

          c. Additional Escrow. All earnings and additional shares accrued on or attributable to the Parent Shares, arising, without limitation, as a result of stock splits, stock or cash dividends, recapitalizations and the like (the "Additional Escrow") shall be promptly deposited with Escrow Agent by Clearwire and, until disbursement, shall be held with the Parent Shares upon the terms and conditions set forth herein. The Additional Escrow shall be distributed in accordance with Section 2.4. Clearwire and the Licensees Representatives shall provide the Escrow Agent with such taxpayer identification numbers and related documentation as may be necessary for reporting of distributions of Additional Escrow.

     2.5 Rights in Respect of Parent Shares. Pursuant to the Master Agreement, Licensees are to be afford the opportunity to take all actions with respect to the Parent Shares held in their name as if the Licensee owned the shares, including (except as provided in the Master Agreement) the exercise of preemptive rights. Escrow Agent shall timely forward any notices received in respect to the Parent Shares to the Licensees Representatives, who may exercise the rights pursuant to the Master Agreement; provided that, the Licensee shall not be entitled to vote the Parent Shares.

          a. Preemptive Rights Procedures.

               (i) In the event that Clearwire is required to or otherwise does offer preemptive rights or substantially similar rights to shareholders, it shall promptly send a copy of any such notice to the Licensee Representatives in respect of Parent Shares held in this Escrow and shall recognize the instructions of Licensee Representatives with respect thereto. Any securities or other property delivered pursuant to the exercise of the preemptive right during the time that the Parent Shares with respect to which they were exercised are held in Escrow (the "Special Property"), such Special Property shall be registered in the name of the applicable Licensee and delivered to the Escrow Agent to be delivered to the Licensee with the Parent Shares under the terms hereof. Any payment made by Licensee to Clearwire for or in respect of such Special Property (a "Cash Payment") shall be deposited by Clearwire with the Escrow Agent, who shall invest such Cash Payment in one or more Permitted Investments. (The Cash Payment together with any earnings thereon from Permitted Investments thereof is referred to as the "Cash Proceeds.")

               (ii) Upon distribution of the Parent Shares to a Licensee hereunder, the Escrow Agent also shall deliver any Special Property associated therewith to the Licensee and shall at the same time deliver the related Cash Proceeds to Clearwire. If for any reason the Parent Shares are to be returned to Clearwire under the terms hereof, the Escrow Agent shall deliver the Special Property acquired in respect of such Parent Shares to Clearwire as well, and shall at the same time deliver the Cash Proceeds to the Licensee.

               (iii) The Escrow Agent shall invest the Cash Payment, and any earnings thereon, in (i) U.S. Government Securities, (ii) time deposits and certificates of deposit of any institution that is a member of the Federal Reserve System having capital of not less than $500 million, and (iii) money market, mutual, or similar funds that invest in such securities referred to in
(i) and (ii) above, as jointly directed in writing by the Licensee and Clearwire. In the absence of specific joint written instructions from the Licensee and Clearwire, the Escrow Agent shall invest the Cash Payment in the Wells Fargo Advantage 100% Treasury Money Market Fund. Any investment made pursuant to this Section 2.5(a)(iii), shall be referred to as a "Permitted Investment."

     2.6 No Encumbrance on Escrow. Neither Licensees Representatives nor Clearwire shall transfer, assign, pledge, hypothecate or otherwise encumber the Parent Shares or the Additional Escrow while they are held by the Escrow Agent.

                                   ARTICLE III

                LIABILITY AND INDEMNIFICATION; FEES AND EXPENSES

     3.1 Liability. The Escrow Agent shall not be liable to anyone whatsoever by reason of any act or failure to act made or omitted by it in good faith, or any action taken or omitted in reliance upon any instrument, including any written statement provided for in this Agreement that Escrow Agent shall in good faith believe to be genuine, or for forgeries, fraud, impersonations or determining the authority of any representative of the Clearwire or of the Licensees Representatives, or for any mistake of fact or law with respect to anything which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own gross negligence or willful misconduct.

     3.2 Indemnity. The Licensees and Clearwire shall indemnify and hold the Escrow Agent harmless from any and all losses, claims, damages, liability and expenses (including, without limitation, attorneys' fees) that may arise out of any action taken or omitted by it as Escrow Agent in accordance with this Agreement, including, but not limited to, any litigation arising from this Agreement, except such liability and expense as may result from the gross negligence or willful misconduct of the Escrow Agent. As between them, Licensees collectively and Clearwire shall each be responsible for one-half of any indemnity due to Escrow Agent.

     3.3 Reliance. The Escrow Agent shall be entitled to treat as genuine any letter, paper, facsimile, e-mail or other document or writing furnished or caused to be furnished to it by any party to this Agreement and believed by it to be genuine and to have been delivered, mailed, faxed, or e-mailed or signed and presented by any party to this Agreement. The Escrow Agent is not responsible for determining and verifying the authority of any party acting or purporting to act on behalf of any party to this Agreement. The Escrow Agent may consult with counsel with respect to the Escrow Agent's duties hereunder, and shall be fully protected in respect to any action taken or suffered by the Escrow Agent in good faith in accordance with the advice of such counsel.

     3.4 Fees and Expenses.

     (a) Licensees collectively and Clearwire shall each be responsible for one-half of the Escrow Agent's compensation for its normal services hereunder in accordance with the Escrow Agent's fee schedule in effect from time to time, which may be subject to change in accordance with the reasonable and customary practice of the Escrow Agent for all its similarly situated clients on an annual basis. The Escrow Agent's fee for the first year shall be $5.000. payable in advance.

     (b) Licensees collectively and Clearwire each agree to reimburse the Escrow Agent on demand for all reasonable and customary costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent for one outside counsel in connection with resolution of any claim by any party hereunder, with each of the Licensees collectively and Clearwire, responsible for one-half thereof.

                                   ARTICLE IV

                               GENERAL PROVISIONS

     4.1 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

     If to Clearwire Parent, to: Clearwire U.S. Corporation
                                 2300 Carillon Point
                                 Kirkland, WA 98033-7353
                                 Attention: [***]
                                 Facsimile No.: [***]

     With a copy to:             Davis Wright Tremaine LLP
                                 2600 Century Square
                                 1501 Fourth Avenue
                                 Seattle, WA 98101
                                 Attention: [***]
                                 Facsimile No.: [***]

     If to Licensees
     Representatives, to:        [***]
                                 [***]
                                 [***]
                                 [***]
                                 Phone: [***]
                                 Fax: [***]
                                 and

                                 [***]
                                 [***]
                                 [***]
                                 [***]
                                 [***]
                                 Phone: [***]
                                 Fax: [***]
                                 Email: [***]
                                 [Address]

                     [*** Confidential Treatment Requested]

     With a copy to:             [***]
                                 Attention: [***]
                                 Facsimile No.: [***]

     If to Escrow Agent to:
                                 [***]
                                 Attention: [***]
                                 Facsimile: [***]

     With a copy to:

     4.2 Termination. This Agreement shall terminate upon the earlier of (a) the written express agreement of the Clearwire Parent and the Licensees Representatives, (b) the distribution of all items held in escrow hereunder, or
(c) the Final Escrow Release Date.

     4.3 Amendment. This Agreement may not be amended except by an instrument in writing executed by all the parties hereto.

     4.4 Controversies. The Escrow Agent will not be required to determine any controversy that may arise concerning the subject matter of this Agreement. The parties agree that any such controversy shall be resolved pursuant to the dispute resolution provisions in the Master Agreement. The Escrow Agent may hold all documents and funds and may wait for settlement of any such controversy, despite what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for interest or damage. The Escrow Agent shall be entitled to rely upon the resolution of any arbitration or other legal proceeding in order to determine how the escrows hereunder are to be distributed.

     4.5 Resignation of Escrow Agent, The Escrow Agent may resign at any time upon giving at least 30 days' written notice to the parties hereto; provided however, that no such resignation shall become effective until the appointment of a successor escrow agent which shall be accomplished as follows:

          a. The parties hereto shall use their best efforts to mutually agree on a successor escrow agent within 30 days after receiving such notice.

          b. If the parties fail to agree upon a successor escrow agent within such time, the Escrow Agent shall have the right to appoint a successor escrow agent.

                     [*** Confidential Treatment Requested]

     4.6 Interpretation. The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of New York without regard to conflict of laws principles. The invalidity or unenforceability of any provision of this Agreement or the invalidity or unenforceability of any provision as applied to a particular occurrence or circumstances shall not affect the validity or enforceability of any of the other provisions of this Agreement or the applicability of such provision, as the case may be. All provisions of the Master Agreement applicable hereto shall be incorporated herein by reference as if set forth in their entirety herein.

     4.7 Remedies. The rights and remedies of the parties under this Agreement and the Master Agreement and all other letters, certificates or documents executed in connection herewith and therewith are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the parties hereto.

     4.8 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.

                                        LICENSEES REPRESENTATIVES:


                                        ----------------------------------------
                                        John Schwartz


                                        ----------------------------------------
                                        John Primeau


                                        CLEARWIRE CORPORATION, for itself and on behalf of the Clearwire Affiliates:


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ESCROW AGENT:


                                        Wells Fargo Bank Northwest, N.A


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                ESCROW AGREEMENT

                                   SCHEDULE A

                                  ALLOCATIONS

                                   EXHIBIT IV

           JOINDER TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                              DATED MARCH 16, 2004

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this ______ day of ___, 2006, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY: JOINING PARTY: North American Catholic Educational Programming Foundation, Inc.


By: /s/ R. Gerard Salemme               By: /s/ John Primeau
    ---------------------------------       ---------------------------------
Name: R. Gerard Salemme                 Name: John Primeau
Title: E.V.P.                           Title: President
Date: 8/2/06                            Date: July 31, 2006

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this 31st day of July, 2006, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY:                                JOINING PARTY: Instructional
                                        Telecommunications Foundation, Inc.


By: /s/ R. Gerard Salemme               By: /s/ John Schwartz
    ---------------------------------       ---------------------------------
Name: R. Gerard Salemme                 Name: John Schwartz
Title: E.V.P.                           Title: President
Date: 8/2/06                            Date: 7/31/06

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this 31st day of July, 2006, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY: JOINING PARTY: Portland Regional Educational Telecommunications Corporation


By: /s/ R. Gerard Salemme             By: /s/ John Schwartz
    -------------------------------       --------------------------------------
Name: R. Gerard Salemme               Name: John Schwartz
Title: E.V.P.                         Title: President
Date: 8/2/06                          Date: 7/31/06

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this 31st day of July, 2006, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY:                                JOINING PARTY: Twin Cities Schools'
                                        Telecommunications Group, Inc.


By: /s/ R. Gerard Salemme               By: /s/ John Schwartz
    ---------------------------------       ---------------------------------
Name: R. Gerard Salemme                 Name: John Schwartz
Title: E. V. P.                         Title: President
Date: 8/2/06                            Date: 7/31/06

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this 31st day of July, 2006, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY:                                JOINING PARTY: Chicago Instructional
                                        Technology Foundation, Inc.


By: /s/ R. Gerard Salemme               By: /s/ John Schwartz
    ---------------------------------       ---------------------------------
Name: R. Gerard Salemme                 Name: John Schwartz
Title: E.V.P.                           Title: President
Date: 8/2/06                            Date: 7/31/06

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this 31st day of July, 2006, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY: JOINING PARTY: Denver Area Educational Telecommunications Consortium, Inc.


By: /s/ R. Gerard Salemme               By: /s/ John Schwartz
    ---------------------------------       ---------------------------------
Name: R. Gerard Salemme                 Name: John Schwartz
Title: E.V.P.                           Title: President
Date: 8/2/06                            Date: 7/31/06

                                    EXHIBIT V

                  JOINDER TO THE REGISTRATION RIGHTS AGREEMENT
                              DATED MARCH 16, 2004

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated: July 31, 2006

                    Name of Stockholder: North American Catholic Educational
                                         Programming Foundation, Inc.


                    Sign Name:           /s/ John Primeau
                                         ---------------------------------------
                    Print Name/Title:    John Primeau, President
                    Address:             [***]
                    SSN/EIN:             [***]

     Approved by the Company:

                    COMPANY:             CLEARWIRE CORPORATION


                                         By: /s/ R. Gerard Salemme
                                             -----------------------------------
                                         Name: R. Gerard Salemme
                                         Title: EVP

                                         Dated: 8/2/06

                     [*** Confidential Treatment Requested]

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated: 8/2/06

                    Name of Stockholder: Chicago Instructional Technology
                                         Foundation, Inc.


                    Sign Name:           /s/ John Schwartz
                                         ---------------------------------------
                    Print Name/Title:    John Schwartz, President
                    Address:             [***]
                    SSN/EIN:             [***]

     Approved by the Company:

                    COMPANY:             CLEARWIRE CORPORATION


                                         By: /s/ R. Gerard Salemme
                                             -----------------------------------
                                         Name: R. Gerard Salemme
                                         Title: EVP

                                         Dated: 8/2/06

                     [*** Confidential Treatment Requested]

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated: 7/31/06

                    Name of Stockholder: Denver Area Educational
                                         Telecommunications Consortium, Inc.


                    Sign Name:           /s/ John Schwartz
                                         ---------------------------------------
                    Print Name/Title:    John Schwartz, President
                    Address:             [***]
                                         [***]
                    SSN/EIN:             [***]

     Approved by the Company:

                    COMPANY:             CLEARWIRE CORPORATION


                                         By: /s/ R. Gerard Salemme
                                             -----------------------------------
                                         Name: R. Gerard Salemme
                                         Title: EVP

                                         Dated: 8/2/06


                     [*** Confidential Treatment Requested]

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated: 7/31/06

                    Name of Stockholder: Instructional Telecommunications
                                         Foundation. Inc.


                    Sign Name:           /s/ John Schwartz
                                         ---------------------------------------
                    Print Name/Title:    John Schwartz, President
                    Address:             [***]
                                         [***]
                    SSN/EIN:             [***]

     Approved by the Company:

                    COMPANY:             CLEARWIRE CORPORATION


                                         By: /s/ R. Gerard Salemme
                                             -----------------------------------
                                         Name: R. Gerard Salemme
                                         Title: EVP

                                         Dated: 8/2/06


                     [*** Confidential Treatment Requested]

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated: 7/31/06

                    Name of Stockholder: Portland Regional Educational
                                         Telecommunications Corporation


                    Sign Name:           /s/ John Schwartz
                                         ---------------------------------------
                    Print Name/Title:    John Schwartz, President
                    Address:             [***]
                                         [***]
                    SSN/EIN:             [***]

     Approved by the Company:

                    COMPANY:             CLEARWIRE CORPORATION


                                         By: /s/ R. Gerard Salemme
                                             -----------------------------------
                                         Name: R. Gerard Salemme
                                         Title: EVP

                                         Dated: 8/2/06

                     [*** Confidential Treatment Requested]

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated: 7/31/06

                    Name of Stockholder: Twin Cities Schools' Telecommunications
                                         Group, Inc.


                    Sign Name:           /s/ John Schwartz
                                         ---------------------------------------
                    Print Name/Title:    John Schwartz, President
                    Address:             [***]
                                         [***]
                    SSN/EIN:             [***]

     Approved by the Company:

                    COMPANY:             CLEARWIRE CORPORATION


                                         By: /s/ R. Gerard Salemme
                                             -----------------------------------
                                         Name: R. Gerard Salemme
                                         Title: EVP

                                         Dated: 8/2/06

                     [*** Confidential Treatment Requested]

                                   EXHIBIT VI

                         FORM OF CLEARWIRE CERTIFICATE

                              OFFICER'S CERTIFICATE
                                       OF
                       CLEARWIRE SPECTRUM HOLDINGS II LLC

     This OFFICER'S CERTIFICATE (the "Certificate") is provided pursuant to
Section 4.01(c) of that certain Master Royalty and Use Agreement (the "Agreement") dated as of July ____, 2006, by and between Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Clearwire"), Clearwire Corporation, a Delaware corporation, and Chicago Instructional Technology Foundation, Inc.; Denver Area Educational Telecommunications Consortium, Inc.; Instructional Telecommunications Foundation, Inc.; Portland Regional Educational Telecommunications Corporation; Twin Cities Schools Telecommunications Group, Inc.; North American Catholic Educational Programming Foundation, Inc.; and such additional Licensees as are identified on Schedule A to the Agreement.

     The undersigned hereby certifies that he is duly authorized to execute and deliver this Certificate on behalf of Clearwire, and further certifies as follows:

     Attached as Exhibit A is a true, complete and correct copy of the Resolutions of the Members of Clearwire authorizing the execution, delivery, and performance of the Agreement and other agreements referred to in the Agreement, which Resolutions have not been amended, superseded or otherwise modified as of the date of this Certificate.

     The individual named below (i) is the officer duly authorized to execute the Agreement on behalf of Clearwire, (ii) has been duly elected to the office of Clearwire set forth opposite his name, (iii) is duly qualified and acting as such officer of Clearwire on the date hereof, and (iv) the signature appearing opposite his name is his genuine signature.

Name                         Office            Signature
----                ------------------------   ---------
R. Gerard Salemme   Executive Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth below.

                                        CLEARWIRE SPECTRUM HOLDINGS II LLC


Date: July ___, 2006                    By:
                                            ------------------------------------
                                        Name: Broady R. Hodder
                                        Title: Vice President, General Counsel
                                               and Secretary

                                   EXHIBIT A

                              OFFICER'S CERTIFICATE
                                       OF
                             CLEARWIRE CORPORATION

     This OFFICER'S CERTIFICATE (the "Certificate") is provided pursuant to
Section 4.0l(c) of that certain Master Royalty and Use Agreement (the "Agreement") dated as of July ____, 2006, by and between Clearwire Corporation, a Delaware corporation ("Clearwire Corporation"), Clearwire Spectrum Holdings LLC, a Nevada limited liability company, and Chicago Instructional Technology Foundation, Inc.; Denver Area Educational Telecommunications Consortium, Inc.; Instructional Telecommunications Foundation, Inc.; Portland Regional Educational Telecommunications Corporation; Twin Cities Schools Telecommunications Group, Inc.; North American Catholic Educational Programming Foundation, Inc.; and such additional Licensees as are identified on Schedule A to the Agreement.

     The undersigned hereby certifies that he is duly authorized to execute and deliver this Certificate on behalf of Clearwire Corporation, and further certifies as follows:

     Attached as Exhibit A is a true, complete and correct copy of the Resolutions of the Board of Directors of Clearwire Corporation authorizing the execution, delivery, and performance of the Agreement and other agreements referred to in the Agreement, which Resolutions have not been amended, superseded or otherwise modified as of the date of this Certificate.

     The individual named below (i) is the officer duly authorized to execute the Agreement on behalf of Clearwire Corporation, (ii) has been duly elected to the office of Clearwire Corporation set forth opposite his name,
     (iii) is duly qualified and acting as such officer of Clearwire Corporation on the date hereof, and (iv) the signature appearing opposite his name is his genuine signature.

Name                         Office            Signature
----                ------------------------   ---------
R. Gerard Salemme   Executive Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth below.

                                        CLEARWIRE CORPORATION


Date: July ___, 2006                    By:
                                            ------------------------------------
                                        Name: Broady R. Hodder
                                        Title: Vice President, General Counsel
                                               and Secretary

                                   EXHIBIT A

                                   EXHIBIT VII

                          FORM OF LICENSEE CERTIFICATE

                              OFFICER'S CERTIFICATE
                                       OF
        NORTH AMERICAN CATHOLIC EDUCATIONAL PROGRAMMING FOUNDATION, INC.

     This OFFICER'S CERTIFICATE (the "Certificate") is provided pursuant to
Section 4.01(c) of that certain Master Royalty and Use Agreement (the "Agreement") dated as of July__, 2006, by and between Clearwire Spectrum Holdings II LLC, a Nevada limited liability company, Clearwire Corporation, a Delaware corporation, and Chicago Instructional Technology Foundation, Inc.; Denver Area Educational Telecommunications Consortium, Inc.; Instructional Telecommunications Foundation, Inc.; Portland Regional Educational Telecommunications Corporation; Twin Cities Schools' Telecommunications Group, Inc.; North American Catholic Educational Programming Foundation, Inc. ("NACEPF"); and such additional Licensees as are identified on Schedule A to the Agreement.

     The undersigned hereby certifies that he is duly authorized to execute and deliver this Certificate on behalf of NACEPF, and further certifies as follows:

     Attached as Exhibit A is a true, complete and correct copy of the Resolutions of the board of directors of NACEPF authorizing the execution, delivery, and performance of the Agreement and other agreements referred to in the Agreement, which Resolutions have not been amended, superseded or otherwise modified as of the date of this Certificate.

     The individual named below (i) is the officer duly authorized to execute the Agreement on behalf of NACEPF, (ii) has been duly elected to the office of NACEPF set forth opposite his name, (iii) is duly qualified and acting as such officer of NACEPF on the date hereof, and (iv) the signature appearing opposite his name is his genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth below.

                                        NORTH AMERICAN CATHOLIC EDUCATIONAL
                                        PROGRAMMING FOUNDATION, INC.


Date: July __, 2006                     By:
                                            ------------------------------------
                                        Name: John Primeau
                                        Title: President

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE
                                       OF
        NORTH AMERICAN CATHOLIC EDUCATIONAL PROGRAMMING FOUNDATION, INC.

     This OFFICER'S CERTIFICATE (the "Certificate") is provided pursuant to
Section 4.03(c) of that certain Master Royalty and Use Agreement (the "Agreement") dated as of July 31, 2006, by and between Clearwire Spectrum Holdings II LLC, a Nevada limited liability company, Clearwire Corporation, a Delaware corporation, and Chicago Instructional Technology Foundation, Inc.; Denver Area Educational Telecommunications Consortium, Inc.; Instructional Telecommunications Foundation, Inc.; Portland Regional Educational Telecommunications Corporation; Twin Cities Schools' Telecommunications Group, Inc.; North American Catholic Educational Programming Foundation, Inc. ("NACEPF"); and such additional Licensees as are identified on Schedule A to the Agreement, and regards one or more Individual Use Agreements ("IUAs") executed on the date hereof.

     The undersigned hereby certifies that he is duly authorized to execute and deliver this Certificate on behalf of NACEPF, and further certifies as follows:

     The representations and warranties of NACEPF contained in the IUAs are true and correct in all material respects at and as of the date hereof (except that the accuracy of representations and warranties that by their terms speak as of the date of the Agreement or some other date are true and correct in all material respects only as of such date).

     Attached as Exhibit A is a true, complete and correct copy of the Resolutions of the board of directors of NACEPF authorizing the execution, delivery, and performance of the IUAs and other agreements referred to in the IUAs, which Resolutions have not been amended, superseded or otherwise modified as of the date of this Certificate.

     The individual named below (i) is the officer duly authorized to execute the IUAs on behalf of NACEPF, (ii) has been duly elected to the office of NACEPF set forth opposite his name, (iii) is duly qualified and acting as such officer of NACEPF on the date hereof, and (iv) the signature appearing opposite his name is his genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth below.

                                        NORTH AMERICAN CATHOLIC EDUCATIONAL
                                        PROGRAMMING FOUNDATION, INC.


Date: July ___, 2006                    By:
                                            ------------------------------------
                                        Name: John Primeau
                                        Title: President

                                    EXHIBIT A